Filed with the Securities and Exchange Commission on January 27, 2014

Securities Act of 1933 File No. 002-52242

Investment Company Act of 1940 File No. 811-02538

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 106

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 101

(Check appropriate box or boxes.)

TOUCHSTONE INVESTMENT TRUST

(Exact name of Registrant as Specified in Charter)

303 Broadway, Suite 1100, Cincinnati, Ohio 45202

(Address of Principal Executive Offices) Zip Code

Registrant’s Telephone Number, including Area Code (513) 878-4066

Jill T. McGruder, 303 Broadway, Cincinnati, OH 45202

(Name and Address of Agent for Service)

Deborah Bielicke Eades, Esq.

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601

(312) 609-7661

It is proposed that this filing will become effective

(check appropriate box)

☒ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of rule 485. If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

January 30, 2014

Prospectus

Touchstone Investment Trust

	Class A	Class C	Class Y	Class S	Institutional
Touchstone Core Bond Fund	TOBAX	TODCX	TOBYX	—	TOBIX
Touchstone High Yield Fund	THYAX	THYCX	THYYX	—	THIYX
Touchstone Money Market Fund	TMMXX	—	—	TMSXX	—
Touchstone Institutional Money Market Fund	—	—	—	—	TINXX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

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TOUCHSTONE CORE BOND FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Core Bond Fund (the “Fund”) seeks to provide as high a level of current income as is consistent with the preservation of capital.  Capital appreciation is a secondary goal.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 22 and in the Fund’s Statement of Additional Information (“SAI”) on page 40.

	Class A		Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None		1.00%	None	None
Wire Redemption Fee	Up to $15		Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%		0.48%	0.48%	0.48%
Distribution (12b-1) Fees	0.25	%(1)	1.00%	None	None
Other Expenses	0.45%		0.50%	0.40%	0.47%
Total Annual Fund Operating Expenses	1.18%		1.98%	0.88%	0.95%
Fee Waiver and/or Expense Reimbursement(2),(3)	(0.28)%		(0.33)%	(0.23)%	(0.38)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(3)	0.90%		1.65%	0.65%	0.57%

(1)         The Fund is authorized under its 12b-1 plan for Class A shares to pay an annual fee of up to 0.35% of its average daily net assets for the sale and distribution of shares. The Fund currently intends to limit the amount of 12b-1 fees for Class A shares to a maximum of 0.25% per annum of the average daily net assets of Class A shares.

(2)         Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; other extraordinary expenses not incurred in the ordinary course of business; amounts, if any) in order to limit annual fund operating expenses to 0.83%, 1.58%, 0.58%, and 0.50% (effective through April 15, 2014), and 0.90%, 1.65%, 0.65%, and 0.57% (effective through January 29, 2015) of average monthly net assets for Classes A, C, Y and Institutional Class shares, respectively. This expense limitation can be terminated by a vote of the Board of Trustees of the Trust if it deems the termination to be beneficial to the Fund’s shareholders. The terms of Touchstone Advisors’ contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation amount.  See the discussion entitled “Fees Paid to the Advisor and Sub-Advisor” under the section entitled “The Advisor” in the Fund’s Statement of Additional Information for more information.

(3)         Expenses shown above have been restated to reflect a change in the Fund’s contractual fee waiver and will differ from the expenses reflected in the Fund’s Annual Report for the fiscal year ended September 30, 2013.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual expense limits). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$562	$268	$66	$58	$168
3 Years	$806	$589	$258	$265	$589
5 Years	$1,067	$1,037	$465	$488	$1,037
10 Years	$1,815	$2,280	$1,063	$1,132	$2,280

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 353% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund normally invests at least 80% of its net assets (including borrowings for investment purposes) in bonds.  This is a non-fundamental investment policy that can be changed by the Fund upon 60-days prior notice to shareholders. Bonds include mortgage-related securities, asset-backed securities, government securities, and corporate debt securities.  Shareholders will be provided with at least 60 days’ prior notice of any change in this policy.  The Fund expects to have an average effective maturity of between 5 and 15 years.  The Fund invests at least 80% of its total assets in investment-grade debt securities, but may invest up to 20% of its total assets in non-investment-grade debt securities rated less than a BBB-/Baa3 rating by Moody’s Investors Service, Standard & Poor’s Ratings Group or Fitch Ratings.  Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative.

In deciding what securities to buy and sell for the Fund, the sub-advisor, Fort Washington Investment Advisors, Inc. (“Fort Washington” or “Sub-Advisor”), analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility of the Fund’s portfolio.  Fort Washington follows a disciplined sector allocation process in order to build a broadly diversified portfolio of bonds.

The Fund may engage in frequent and active trading as part of its principal investment strategy.

The Fund’s Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Asset-Backed Securities Risk:  Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases.  Credit support for these securities may be based on the underlying assets or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss.  There could be inadequate collateral or no collateral for asset-backed securities.  The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer.  Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.

Credit Risk:  The securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions.  This could cause an issuer to fail to make timely payments of principal or interest, when due.  This may cause the issuer’s securities to decline in value.

Interest Rate Risk: As interest rates rise, the value of fixed-income securities the Fund owns will likely decrease.  Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk.  Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed-income security that is used to determine the price sensitivity of the security for a given change in interest rates.  Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years.  Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal.

Investment-Grade Debt Securities Risk:  Investment-grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization (“NRSRO”) to below investment-grade status, which would increase the risk of holding these securities or a rating may become stale in that it fails to reflect changes to an issuer’s financial condition.  Ratings represent the opinion of a NRSRO regarding the quality of the security and are not a guarantee of quality.  NRSROs may fail to make timely credit ratings in response to subsequent events.  In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Investment-grade debt securities rated in the lowest rating category by an NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories.  While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have

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speculative characteristics as well.  For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors, Inc.(the “Advisor”) engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Mortgage-Backed Securities Risk:  Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans.  As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.  The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages.

Non-Investment-Grade Debt Securities Risk:  Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal.  There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities.  Part of the reason for this high risk is that non-investment-grade debt securities are generally unsecured and therefore, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid. Non-investment-grade debt securities may also be less liquid.

Portfolio Turnover Risk:  The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor or sub-advisor determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor’s or sub-advisor’s control. These transactions will increase the Fund’s “portfolio turnover.”  A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund’s returns.

Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment impacts both the interest rate sensitivity of the underlying asset, such as an asset-backed or mortgage-backed security and its cash flow projections. Therefore, prepayment risk may make it difficult to calculate the average duration of the Fund’s asset- or mortgage-backed securities which in turn would make it difficult to assess the interest rate risk of the Fund.

U.S. Government Agencies Securities Risk:  Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.  Such securities are neither issued nor guaranteed by the U.S. Treasury.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and 10 years compare with the Barclays U.S. Aggregate Bond Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.  More recent performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

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Core Bond Fund — Class A Total Returns as of December 31

Best Quarter: Third Quarter 2009 7.14%              Worst Quarter:  Third Quarter 2008 (2.68) %

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns
For the period ended December 31, 2013

	1 Year	5 Years	10 Years
Touchstone Core Bond Fund — Class A
Return Before Taxes	(5.37)%	6.59%	4.10%
Return After Taxes on Distributions	(6.76)%	5.02%	2.54%
Return After Taxes on Distributions and Sale of Fund Shares	(3.02)%	4.54%	2.56%

Touchstone Core Bond Fund — Class C
Return Before Taxes	(2.25)%	6.84%	3.83%

Touchstone Core Bond Fund — Class Y(1)
Return Before Taxes	(0.26)%	7.76%	4.66%

Touchstone Core Bond Fund — Institutional(1)
Return Before Taxes	(0.27)%	7.77%	4.67%

Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	(2.02)%	4.44%	4.55%

(1)Classes Y and Institutional shares commenced operations on April 16, 2012 and therefore performance was calculated using the historical performance of Class A shares for the periods prior to April 16, 2012.

The Fund’s Management

Investment Advisor	Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.	Timothy J. Policinski, CFA	Managing Fund since 2001	Managing Director and Senior Portfolio Manager
		Daniel J. Carter, CFA	Managing Fund since 2001	Assistant Vice President and Portfolio Manager

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Buying and Selling Fund Shares

	Classes A, C, and Y
Minimum Investment Requirements	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Classes A and C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor. Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Withdrawals from a tax-deferred account, however, may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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TOUCHSTONE HIGH YIELD FUND SUMMARY

The Fund’s Investment Goal

The Touchstone High Yield Fund (the “Fund”) seeks to achieve a high level of income as its main goal.  Capital appreciation is a secondary consideration.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 22 and in the Fund’s Statement of Additional Information (“SAI”) on page 40.

	Class A		Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None		1.00%	None	None
Wire Redemption Fee	Up to $15		Up to $15	Up to $15	Up to $15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%		0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.25	%(1)	1.00%	None	None
Other Expenses	0.38%		0.37%	0.33%	0.25%
Total Annual Fund Operating Expenses	1.13%		1.87%	0.83%	0.75%
Fee Waiver and/or Expense Reimbursement(2),(3)	(0.08)%		(0.07)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(3)	1.05%		1.80%	0.80%	0.72%

(1)         The Fund is authorized under its 12b-1 plan for Class A shares to pay an annual fee of up to 0.35% of its average daily net assets for the sale and distribution of shares. The Fund currently intends to limit the amount of 12b-1 fees for Class A shares to a maximum of 0.25% per annum of the average daily net assets of Class A shares.

(2)         Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; other extraordinary expenses not incurred in the ordinary course of business; amounts, if any) in order to limit annual fund operating expenses to 1.05%, 1.80%, 0.80%, and 0.72% of average monthly net assets for Classes A, C, Y and Institutional Class shares, respectively.  This expense limitation is effective through January 29, 2015 but can be terminated by a vote of the Board of Trustees of the Trust if it deems the termination to be beneficial to the Fund’s shareholders. The terms of Touchstone Advisors’ contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation amount.  See the discussion entitled “Fees Paid to the Advisor and Sub-Advisor” under the section entitled “The Advisor” in the Fund’s Statement of Additional Information for more information.

(3)         Expenses shown above have been restated to reflect a change in the Fund’s contractual fee waiver and will differ from the expenses reflected in the Fund’s Annual Report for the fiscal year ended September 30, 2013.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual expense limits).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$577	$283	$82	$74	$183
3 Years	$809	$581	$262	$237	$581
5 Years	$1,060	$1,004	$458	$414	$1,004
10 Years	$1,778	$2,185	$1,023	$928	$2,185

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund normally invests at least 80% of its net assets (including borrowings for investment purposes) in non-investment-grade debt securities.  This is a non-fundamental policy that can be changed by the Fund upon 60-days prior notice to shareholders.  The Fund generally invests in non-investment-grade debt securities of domestic corporations.  Non-investment-grade debt securities are higher risk, lower quality securities, often referred to as “junk bonds”, and are considered speculative.  They are rated below BBB- by S&P and Fitch or below Baa3 by Moody’s.

In selecting securities for the Fund, the sub-advisor, Fort Washington Investment Advisors, Inc. (“Fort Washington” or “Sub-Advisor”), analyzes the overall investment opportunities and risks in different industry sectors focusing on those industries that exhibit stability and predictability.  Having developed certain industry biases resulting from the current macroeconomic environment, Fort Washington implements a process of elimination through which certain types of securities are removed from the list of initially selected securities due to their structure.  The next step is to apply a rigorous credit selection process in order to identify securities that offer attractive investment opportunities.  Once a security has been purchased, the credit analysis process is re-applied to each individual security in the Fund’s portfolio on a periodic basis or as new information becomes available to determine whether or not to keep a security in the Fund’s portfolio.

The Fund’s Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Credit Risk:  The securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions.  This could cause an issuer to fail to make timely payments of principal or interest, when due.  This may cause the issuer’s securities to decline in value.

Interest Rate Risk: As interest rates rise, the value of fixed income securities the Fund owns will likely decrease.  Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk.  Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates.  Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years.  Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors, Inc.(the “Advisor”) engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Non-Investment-Grade Debt Securities Risk:  Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal.  There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities.  Part of the reason for this high risk is that non-investment-grade debt securities are generally unsecured and therefore, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid. Non-investment-grade debt securities may also be less liquid.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and 10 years

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compare with the BofA Merrill Lynch High Yield Cash Pay Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.  More recent performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

High Yield Fund — Class A Total Returns as of December 31

Best Quarter:  Second Quarter 2009 22.23%              Worst Quarter: Fourth Quarter 2008 (20.40)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Class A shares began operations on May 1, 2000, Class C shares began operations on May 23, 2000, Class Y shares began operations on February 1, 2007, and Institutional Class shares began operations on January 27, 2012.

Average Annual Total Returns

For the period ended December 31, 2013

	1 Year	5 Years	10 Years
Touchstone High Yield Fund — Class A
Return Before Taxes	0.43%	15.64%	6.75%
Return After Taxes on Distributions	(1.95)%	12.52%	3.85%
Return After Taxes on Distributions and Sale of Fund Shares	0.21%	11.18%	4.03%

Touchstone High Yield Fund — Class C
Return Before Taxes	3.69%	15.89%	6.46%

Touchstone High Yield Fund — Class Y(1)
Return Before Taxes	5.75%	17.06%	7.49%

Touchstone High Yield Fund — Institutional Class(1)
Return Before Taxes	5.87%	16.95%	7.35%

BofA Merrill Lynch High Yield Cash Pay Index (reflects no deductions for fees, expenses or taxes)	7.38%	18.46%	8.38%

(1)Classes Y and Institutional shares performance was calculated using the historical performance of Class A shares for the periods prior to February 1, 2007 and January 27, 2012, respectively.

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The Fund’s Management

Investment Advisor	Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.	Brendan M. White, CFA	Managing Fund since 2000	Managing Director and Senior Portfolio Manager
		Timothy Jossart, CFA	Managing Fund since 2011	AVP, Assistant Portfolio Manager and Senior Credit Research Manager

Buying and Selling Fund Shares

	Classes A, C, and Y
Minimum Investment Requirements	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  You may purchase and sell Classes A and C shares of the Fund directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class Y shares are available only through financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Institutional Class shares are available through Touchstone Securities or your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Withdrawals from a tax-deferred account, however, may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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TOUCHSTONE MONEY MARKET FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Money Market Fund (the “Fund”) seeks high current income, consistent with liquidity and stability of principal.  The Fund is a money market fund, which seeks to maintain a constant share price of $1.00 per share.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

	Class A		Class S
Shareholder Fees (fees paid directly from your investment)
Wire Redemption Fee	Up to $15		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.44%		0.44%
Distribution (12b-1) Fees	0.25	%(1)	0.35	%(2)
Other Expenses	0.45%		0.33%
Total Annual Fund Operating Expenses	1.14%		1.12%
Fee Waiver and/or Expense Reimbursement(3),(4)	(0.29)%		(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.85%		0.90%

(1)The Fund is authorized under its 12b-1 plan for Class A shares to pay an annual fee of up to 0.35% of its average daily net assets for the sale and distribution of shares.  The Fund currently intends to limit the amount of 12b-1 fees for Class A shares to a maximum of 0.25% per annum of the average daily net assets of Class A shares.

(2)The Fund is authorized under its 12b-1 plan for Class S shares to pay an annual fee of up to 1.00% of its average daily net assets for the sale and distribution of shares. The Fund currently intends to limit the amount of 12b-1 fees for Class S shares to a maximum of 0.35% per annum of the average daily net assets of Class S shares.

(3)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; other extraordinary expenses not incurred in the ordinary course of business;) in order to limit annual fund operating expenses to 0.85% and 0.90% of average monthly net assets for Class A and S shares, respectively.  This expense limitation is effective through January 29, 2015, but can be terminated by a vote of the Board of Trustees of the Trust if it deems the termination to be beneficial to the Fund’s shareholders. The terms of Touchstone Advisors’ contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation amount.  See the discussion entitled “Fees Paid to the Advisor and Sub-Advisor” under the section entitled “The Advisor” in the Fund’s Statement of Additional Information for more information.

(4)The fee waivers do not correlate to “Ratio of net expenses to average net assets” shown in the Fund’s Annual Report due to an additional voluntary fee waiver.  During the last fiscal year, Touchstone Advisors voluntarily waived additional fees or reimbursed certain Fund expenses.  Due to the voluntary fee waivers, the Fund’s actual ratio of net expenses to average net expenses was 0.25% and 0.25% for Classes A and S shares, respectively.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual and voluntary expense limits).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class S
1 Year	$87	$92
3 Years	$333	$334
5 Years	$600	$596
10 Years	$1,360	$1,343

The Fund’s Principal Investment Strategies

The Fund invests in U.S. government securities and high-quality money market instruments rated “high quality securities.”  High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs (or by one NRSRO if only one NRSRO has issued a rating); or (2), if unrated, are issued by an issuer with comparable outstanding debt that is

12

rated or are otherwise unrated and determined by the Fund’s sub-advisor, Fort Washington, Inc. (“Forth Washington” or “Sub-Advisor”), to be of comparable quality. The Fund’s investments may include:

•         Bank obligations, including certificates of deposit, bankers’ acceptances and time deposits

•         U.S. government securities issued directly by the U.S. Treasury or by agencies of the U.S. government

•         Short-term corporate debt securities

•         Short-term municipal securities

•         Variable- and floating-rate securities

•         Repurchase agreements

The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life of 120 days or less, and it purchases only U.S. dollar-denominated securities with maturities of 397 days or less.

The Fund will hold at least 10% of its total assets in “Daily Liquid Assets” and at least 30% of its total assets in “Weekly Liquid Assets.”  “Daily Liquid Assets” include cash (including demand deposits), direct obligations of the U.S. government, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day.  “Weekly Liquid Assets” include cash (including demand deposits), direct obligations of the U.S. government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within 5 business days.  The Fund is also subject to quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help it maintain a constant share price of $1.00 per share.

The Fund’s Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the U.S. Treasury, or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.  There is no guarantee that the Fund will be able to avoid a negative yield.

Credit Risk: The securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.  This may cause the issuer’s securities to decline in value.

Interest Rate Risk: The yield of the Fund will vary from day to day due to changes in interest rates.  Generally, the Fund’s yield will increase when interest rates increase and will decrease when interest rates decrease.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors, Inc.(the “Advisor”) engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

U.S. Government Agencies Securities Risk:  Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.  Such securities are neither issued nor guaranteed by the U.S. Treasury.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for 1 year, 5 years, and 10 years for Class A shares, and 1 year, 5 years, and since inception for Class S shares.  The Fund’s past performance does not necessarily indicate how it will perform in the future.  More recent performance and current yield information is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

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Money Market Fund — Class A Total Returns as of December 31

Best Quarter:  Third Quarter 2007 1.18%        Worst Quarter:  Fourth Quarter 2009 0.00%

Average Annual Total Returns
For the period ended December 31, 2013

	1 Year	5 Years	10 Years
Touchstone Money Market Fund — Class A Shares	0.01%	0.14%	1.60%

	1 Year	5 Years	10 Years
Touchstone Money Market Fund — Class S Shares	0.01%	0.10%	1.43%

The Fund’s Management

Investment Advisor	Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.	John J. Goetz, CFA	Managing Fund since 1995	Vice President and Senior Portfolio Manager
		Jay M. Devine	Managing Fund since 2001	Senior Portfolio Manager

Buying and Selling Fund Shares

	Class A		Class S
Minimum Investment Requirements	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Account	$2,500	$50	No Minimum	No Minimum
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50	N/A	N/A
Investments through the Automatic Investment Plan	$100	$50	N/A	N/A

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  You may purchase and sell Class A shares of the Fund directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial advisor.  Class S shares are available only through broker-dealers and financial institutions with selling agreements with Touchstone Securities.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

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Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Withdrawals from a tax-deferred account, however, may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

15

TOUCHSTONE INSTITUTIONAL MONEY MARKET FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Institutional Money Market Fund (the “Fund”) seeks high current income, consistent with liquidity and stability of principal.  The Fund is a money market fund that seeks to maintain a constant share price of $1.00 per share.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Institutional Class
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.40%
Fee Waiver and/or Expense Reimbursement(1)	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.20%

(1)Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual fund operating expenses to 0.20% of average monthly net assets.  This expense limitation is effective through January 29, 2015, but can be terminated by a vote of the Board of Trustees of the Trust if it deems the termination to be beneficial to the Fund’s shareholders. The terms of Touchstone Advisors’ contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation amount.  See the discussion entitled “Fees Paid to the Advisor and Sub-Advisor” under the section entitled “The Advisor” in the Fund’s Statement of Additional Information for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual expense limits).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$20
3 Years	$108
5 Years	$204
10 Years	$486

The Fund’s Principal Investment Strategies

The Fund invests in U.S. government securities and “high-quality” money market instruments.  “High quality” money market instruments are those that (1) are rated in one of the two highest short-term rating categories by two NRSROs (or by one NRSRO if only one NRSRO has issued a rating); or (2), if unrated, are determined by the Fund’s sub-advisor to be of comparable quality. The Fund’s investments may include:

•         Bank obligations, including certificates of deposit, bankers’ acceptances and time deposits

•         U.S. government securities issued directly by the U.S. Treasury or by agencies of the U.S. government

•         Short-term corporate debt securities

•         Short-term municipal securities

•         Variable and floating rate securities

•         Repurchase agreements

The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life of 120 days or less, and it purchases only U.S. dollar-denominated securities with maturities of 397 days or less.

The Fund will hold at least 10% of its total assets in “Daily Liquid Assets” and at least 30% of its total assets in “Weekly Liquid Assets.”  “Daily Liquid Assets” include cash (including demand deposits), direct obligations of the U.S. government and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one

16

business day.  “Weekly Liquid Assets” include cash (including demand deposits), direct obligations of the U.S. government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within 5 business days.  The Fund is also subject to quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help it maintain a constant share price of $1.00 per share.

The Fund’s Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the U.S. Treasury or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.  There is no guarantee that the Fund will be able to avoid a negative yield.

Credit Risk: The securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions.  This could cause an issuer to fail to make timely payments of principal or interest, when due.  This may cause the issuer’s securities to decline in value.

Interest Rate Risk: The yield of the Fund will vary from day to day due to changes in interest rates. Generally, the Fund’s yield will increase when interest rates increase and will decrease when interest rates decrease.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors, Inc.(the “Advisor”) engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

U.S. Government Agencies Securities Risk:  Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.  Such securities are neither issued nor guaranteed by the U.S. Treasury.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for 1 year, 5 years, and 10 years.  The Fund’s past performance does not necessarily indicate how it will perform in the future.  More recent performance and current yield information is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Institutional Money Market Fund Institutional Class Total Returns as of December 31

Best Quarter:  Third Quarter 2007 1.33%        Worst Quarter:  Third Quarter 2013 0.00%

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Average Annual Total Returns
For the period ended December 31, 2013

	1 Year	5 Years	10 Years
Touchstone Institutional Money Market Fund	0.04%	0.34%	1.92%

The Fund’s Management

Investment Advisor	Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.	John J. Goetz, CFA	Managing Fund since 1988	Vice President and Senior Portfolio Manager
		Jay M. Devine	Managing Fund since 2001	Senior Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  You may purchase and sell shares of the Fund directly from Touchstone Securities, Inc. or through your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Withdrawals from a tax-deferred account. however, may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

18

INVESTMENT STRATEGIES AND RISKS

Can a Fund Depart From its Principal Investment Strategies?

Each Fund’s (except the Touchstone Money Market Fund and Touchstone Institutional Money Market Fund (the “Money Market Funds”)), investment goal is non-fundamental, and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval.  Shareholders will be notified at least 60 days before any change takes effect.

The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund except the Money Market Funds may invest up to 100% of its assets in cash, repurchase agreements, and short-term obligations (i.e., fixed- and variable-rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Fund’s goals. This defensive investing may increase a Fund’s taxable income. A Fund will do so only if the Fund’s sub-advisor believes that the risk of loss in using the Fund’s normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that any Fund will achieve its investment goal.

Portfolio Composition

Certain Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund’s “assets” in certain types of investments suggested by its name (each an “80% Policy”). For purposes of these 80% Policies, the term “assets” means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

Do the Funds Have Other Investment Strategies, in Addition to their Principal Investment Strategies?

General. In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These permitted investments and strategies are described in detail in the Statement of Additional Information (“SAI”).

Lending of Portfolio Securities (All Funds).  The Funds may lend their portfolio securities to brokers, dealers, and financial institutions under guidelines adopted by the Board, including a requirement that a Fund must receive collateral equal to no less than 100% of the market value of the securities loaned.  The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.  In determining whether to lend securities, Touchstone Advisors, Inc. (the “Advisor”)will consider all relevant facts and circumstances, including the creditworthiness of the borrower.  More information on securities lending is available in the SAI.

Other Investment Companies.  A Fund may invest in securities issued by other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules thereunder and applicable Securities and Exchange Commission staff interpretations thereof, or applicable exemptive relief granted by the SEC.

What are the Principal Risks of Investing in the Funds?

The following is a list of principal risks that may apply to your investment in a Fund.  Further information about investment risks is available in the Funds’ SAI:

Asset-Backed Securities Risk (Touchstone Core Bond Fund):  Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases.  Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party.  Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities.  The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and, at times, the financial condition of the issuer.  Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.

Credit Risk (All Funds):  The securities in a Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.  This may cause the issuer’s securities to decline in value.

Interest Rate Risk

•                  Touchstone Core Bond Fund and Touchstone High Yield Fund.  As interest rates rise, the value of fixed income securities a Fund owns will likely decrease.  The price of debt securities is generally linked to the prevailing market interest rates.  In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises.  The price volatility of a debt security also depends on its maturity.  Longer-term securities are generally

19

more volatile, so the longer the average maturity or duration of these securities, the greater their price risk.  Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates.  Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years.  Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

•                  Touchstone Money Market Funds.  The yield of the Touchstone Money Market Funds will vary from day to day due to changes in interest rates.  Generally, each Touchstone Money Market Fund’s yield will increase when interest rates increase and will decrease when interest rates decrease.

Investment-Grade Debt Securities Risk (Touchstone Core Bond Fund):  Investment-grade debt securities may be downgraded by an NRSRO to below investment-grade status, which would increase the risk of holding these securities or a rating may become stale in that it fails to reflect changes to an issuer’s financial condition.  Ratings represent the opinion of a NRSRO regarding the quality of the security and are not a guarantee of quality.  NRSROs may fail to make timely credit ratings in response to subsequent events.  In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Investment-grade debt securities rated in the lowest rating category by an NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories.  While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.  For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Management Risk (All Funds):  In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Mortgage-Backed Securities Risk (Touchstone Core Bond Fund):  Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans.  Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans.  As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security.  Rising interest rates tend to discourage re-financings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price.  When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates.  Prepayment risk may make it difficult to calculate the average duration of the Fund’s mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.  The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages.  Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.  In addition, mortgage-backed securities may fluctuate in price based on deterioration in the perceived or actual value of the collateral underlying the pool of mortgage loans, typically residential or commercial real estate, which may result in negative amortization or negative equity meaning that the value of the collateral would be worth less than the remaining principal amount owed on the mortgages in the pool.

Non-Investment-Grade Debt Securities Risk (Touchstone Core Bond Fund and Touchstone High Yield Fund):  Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal.  There is a high risk that a Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities.  Part of the reason for this high risk is that non-investment-grade debt securities are generally unsecured and therefore, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid.  In addition, the market for non-investment-grade debt securities has historically had more frequent and larger price changes than the markets for other securities.  Non-investment-grade debt securities can also be more difficult to sell for good value. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process.

Portfolio Turnover Risk (Touchstone Core Bond Fund):  The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the sub-advisor determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the sub-advisor’s control.  These transactions will increase the Fund’s “portfolio turnover.”  A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period.  High turnover rates generally result in higher brokerage costs to the Fund and in the realization of substantial capital gains, including net short-term capital gains, which when distributed are taxable to shareholders for federal income tax purposes as ordinary income. High portfolio turnover may reduce the Fund’s returns.

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Prepayment Risk (Touchstone Core Bond Fund): The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment impacts both the interest rate sensitivity of the underlying asset, such as an asset-backed or mortgage-backed security, and its cash flow projections. Prepayment risk is more prevalent during periods of falling interest rates. When interest rates are lower it is more likely that the borrower will refinance the loan that is included in the security. This means the Fund would receive a larger-than-expected cash flow and it must then reinvest when yields have fallen (i.e., at a rate lower than the rate paid by the previous security). Therefore, prepayment risk may make it difficult to calculate the average duration of the Fund’s asset- or mortgage-backed securities which in turn would make it difficult to assess the interest rate risk of the Fund.

U.S. Government Agencies Securities Risk (All Funds except the Touchstone High Yield Fund):  Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality.  While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

Where Can I Find Information About the Funds’ Portfolio Holdings Disclosure Policies?

A description of the Funds’ policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Funds’ website at www.TouchstoneInvestments.com.

THE FUNDS’ MANAGEMENT

Investment Advisor

Touchstone Advisors, Inc.
303 Broadway, Suite 1100, Cincinnati, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994.  As of December 31, 2013, Touchstone Advisors had approximately $20.3 billion in assets under management.  As the Funds’ Advisor, Touchstone Advisors reviews, supervises and administers the Funds’ investment programs and also ensures compliance with the Funds’ investment policies and guidelines.

Touchstone Advisors is responsible for selecting each Fund’s sub-advisor(s), subject to approval by the Board.  Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise.  Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

•         Level of knowledge and skill

•         Performance as compared to its peers or benchmark

•         Consistency of performance over 5 years or more

•         Level of compliance with investment rules and strategies

•         Employees, facilities and financial strength

•         Quality of service

Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone, and written consultations with the sub-advisor.  Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board, including whether or not a sub-advisor’s contract should be renewed, modified, or terminated.

The SEC has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements, or amend existing sub-advisory agreements without first obtaining shareholder approval.  The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds.  Shareholders of a Fund will be notified of any changes in its sub-advisory arrangements.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund’s assets.  If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund’s assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent or other parties.  For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund as listed below at an annualized rate, based on the average daily net assets of the Fund.  The Annual Fee Rate below is the fee paid to Touchstone Advisors by each Fund for the fiscal year ended September 30, 2013.  Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee.

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Fund	Annual Fee Rate
Touchstone Core Bond Fund	0.48% of average daily net assets
Touchstone High Yield Fund	0.50% of average daily net assets
Touchstone Money Market Fund	0.44% of average daily net assets
Touchstone Institutional Money Market Fund	0.20% of average daily net assets

Advisory and Sub-Advisory Agreement Approval. A discussion of the basis for the Board’s approval of the Funds’ advisory and sub-advisory agreements can be found in the Trust’s March 31, 2014 Semi-Annual Report.

Fort Washington is an affiliate of Touchstone Advisors.  Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as the Funds’ sub-advisor.  The Board reviews Touchstone Advisors’ decisions, with respect to the retention of Fort Washington, to reduce the possibility of a conflict of interest situation.

THE SUB-ADVISOR AND PORTFOLIO MANAGERS

Fort Washington Investment Advisors, Inc. (“Fort Washington”), located at 303 Broadway, Suite 1200, Cincinnati, OH 45202, serves as the sub-advisor to each fund.  As the sub-advisor, Fort Washington makes investment decisions for each Fund and also ensures compliance with the Touchstone Funds’ investment policies and guidelines.  As of December 31, 2013, Fort Washington had approximately $46.3 billion in assets under management.

Touchstone Core Bond Fund

Timothy J. Policinski, CFA, is the primary manager of the Touchstone Core Bond Fund.  Mr. Policinski is a Managing Director and Senior Portfolio Manager.  He has worked at Fort Washington and managed the Fund since 2001.  Mr. Policinski has over 20 years of fixed-income management experience.

Daniel J. Carter, CFA, is the secondary manager of the Touchstone Core Bond Fund.  Daniel J. Carter began as an Assistant Portfolio Manager of Fort Washington in 2000 and has been an Assistant Vice President and Portfolio Manager since 2007.  He has managed the Fund since September 2001.

Touchstone High Yield Fund

Brendan M. White, CFA, is primarily responsible for managing the Touchstone High Yield Fund and has managed the Fund since its inception.  Mr. White is a Managing Director and Senior Portfolio Manager and has worked at Fort Washington since 1993.

Timothy Jossart, CFA, has research responsibilities for certain sectors and has assisted Brendan White with the management of the Touchstone High Yield Fund since 2011.  Mr. Jossart is an Assistant Vice President, Assistant Portfolio Manager and Senior Credit Research Manager and has been employed by Fort Washington since 1996.

Touchstone Money Market Fund and Touchstone Institutional Money Market Fund

John J. Goetz, CFA, is the primary manager and Jay M. Devine is the secondary manager of the Funds.  Mr. Goetz has managed the Touchstone Money Market Fund since its inception.  Mr. Goetz has been a Vice President and Senior Portfolio Manager of Fort Washington since 2000.  He was employed by the Trust’s previous investment advisor from 1981 until 2000.

Jay M. Devine is the secondary manager of the Funds. Jay M. Devine has been managing the Touchstone Money Market Fund since September 2001.  Mr. Devine began working at Fort Washington in July 2000 as a Money Market Analyst and was named Portfolio Manager in September 2001.

Additional Information. The SAI provides additional information about each portfolio manager’s compensation structure, other managed accounts and ownership of securities in their managed Funds.

CHOOSING A CLASS OF SHARES

Share Class Offerings.  Each class of shares has different sales charges and distribution fees.  The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.  Each Fund offers the following classes of shares.

Fund	Class A	Class C	Class Y	Class S	Institutional
Touchstone Core Bond Fund	X	X	X		X
Touchstone High Yield Fund	X	X	X		X
Touchstone Institutional Money Market Fund					X
Touchstone Money Market Fund	X			X

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Class A Shares

The offering price of Class A shares of the Touchstone High Yield Fund and Touchstone Core Bond Fund is equal to its net asset value (“NAV”) plus a front-end sales charge that you pay when you buy your shares.  The front-end sales charge is generally deducted from the amount of your investment.  Class A shares are subject to a 12b-1 distribution fee of up to 0.35% of the Fund’s average daily net assets allocable to Class A shares.

Class A Sales Charge.  The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares of the Touchstone Core Bond Fund and Touchstone High Yield Fund.  The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted.  Note that the front-end sales charge gets lower as your investment amount gets larger.

The Class A shares of the Touchstone Money Market Fund are not subject to a front-end sales charge but are subject to a maximum 12b-1 distribution fee of up to 0.35% of average daily net assets.  The Fund currently intends to limit the amount of distribution expenses to 0.25% per annum of the average daily net assets of Class A shares. This waiver is not contractual and may be discontinued at any time.

Touchstone Core Bond Fund and Touchstone High Yield Fund

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as Percentage of Offering Price
Under $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.95%	3.04%	2.25%
$500,000 but less than $1 million	2.25%	2.30%	1.75%
$1 million or more	0.00%	0.00%	None

Waiver of Class A Sales Charge.  There is no front-end sales charge if you invest $1 million or more in Class A shares of the Touchstone High Yield Fund and Touchstone Core Bond Fund.  If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge (“CDSC”) of up to 1% on the shares redeemed, if a commission was paid by Touchstone Securities to a participating unaffiliated broker-dealer.  There is no front-end sales charge on exchanges between Funds with the same load schedule or from a higher load schedule to a lower load schedule. In addition, there is no front-end sales charge on the following purchases:

•         Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having selling agreements with Touchstone Securities.

•         Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone Securities.

•         Purchases by a trust department of any financial institution serving in a fiduciary capacity as trustee to any trust over which it has discretionary trading authority.

•         Purchases through a broker-dealer, investment advisor, or financial planner that has agreements with Touchstone Securities, or whose programs are available through financial intermediaries that have agreements with Touchstone Securities relating to mutual fund supermarket programs or fee-based wrap or asset allocation programs.

•         Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 in plan assets.  This waiver applies to any investing employee benefit plan meeting the minimum eligibility requirements and whose transactions are executed through a financial intermediary that has entered into an agreement with Touchstone Securities to use the Touchstone Funds in connection with the plan’s accounts.  The term “employee benefit plan” applies to qualified pension, profit-sharing, or other employee benefit plans.

•         Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone Securities.

•         Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

*    Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee.  The term “employee” is deemed to include current and retired employees.

In addition, Class A shares may be purchased with no front-end sales charge through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisors.  In each case, the intermediary has entered into an agreement with Touchstone Securities to include the Touchstone Funds in their program without the imposition of a sales charge.  The

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intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services.  You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals.  The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program.  Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Sales charge waivers must be satisfied at the time of purchase.  For direct purchases through Touchstone Securities you may apply for a waiver by marking the appropriate section on the investment application and completing the “Special Account Options” form.  You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the TouchstoneInvestments.com website.  Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.  At the option of the Fund, the front-end sales charge may be included on future purchases.

Reduced Class A Sales Charge.  You may also purchase Class A shares of the Touchstone Core Bond Fund and Touchstone High Yield Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent.  The following purchasers (“Qualified Purchasers”) may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•         an individual, an individual’s spouse, or an individual’s children under the age of 21; or

•         a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

•         employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

•         an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts (“Qualified Accounts”) held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•         Individual accounts

•         Joint tenant with rights of survivorship accounts

•         Uniform gift to minor accounts (“UGTMA”)

•         Trust accounts

•         Estate accounts

•         Guardian/Conservator accounts

•         IRA accounts, including Traditional, Roth, SEP and SIMPLE

•         Coverdell Education Savings Accounts

Rights of Accumulation Program.  Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account.  You or your dealer must notify Touchstone Securities at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification.  If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains.  If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  You or your financial intermediary must notify Touchstone Securities at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone Securities will calculate the combined value of all of the Qualified Purchaser’s Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge.  Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

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Letter of Intent.  If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application.  A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart.  The minimum initial investment under a Letter of Intent is $10,000.  You are not obligated to purchase additional shares if you complete a Letter of Intent.  If you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), then your sales charge will be recalculated to reflect your actual purchase level.  During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow.  If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account.  If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint.  You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Other Information.  Information about sales charges and breakpoints is also available in a clear and prominent format on the TouchstoneInvestments.com website.  You can access this information by selecting “Sales Charges and Breakpoints” under the “Pricing and Performance” link.  For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

Class C Shares

Class C shares are sold at NAV, without an initial sales charge and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase.  The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed.  A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund’s average daily net assets allocable to Class C shares.  The Distributor intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

Because in most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined.

Class Y Shares

Class Y shares of the Touchstone Core Bond Fund and Touchstone High Yield Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.  Class Y shares are not subject to a Rule 12b-1 fee or CDSC. Class Y shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor.

Class S Shares The Class S shares of the Touchstone Money Market Fund are not subject to a front-end sales charge but are subject to a maximum 12b-1 distribution fee of up to 1.00% of average daily net assets.  The Fund currently intends to limit the amount of distribution expenses to 0.35% per annum of the average daily net assets of Class S shares. This waiver is not contractual and may be discontinued at any time.

Institutional Class Shares

Institutional Class shares of the Touchstone Core Bond Fund, Touchstone High Yield Fund, and Touchstone Institutional Money Market Fund are sold at NAV, and are not subject to a Rule 12b-1 fee or CDSC, but are subject to higher initial investment requirements than other classes of shares of a Fund.  Institutional Class shares are offered through certain broker-dealers or financial institutions that have distribution agreements with Touchstone Securities.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Rule 12b-1 Distribution Plans

Touchstone Core Bond Fund and Touchstone High Yield Fund.  The Touchstone Core Bond Fund and Touchstone High Yield Fund have adopted distribution plans under Rule 12b-1 of the 1940 Act for their Classes A and C shares.  The plans allow each Fund to pay distribution and other fees for the sale and distribution of their shares and for services provided to shareholders.  Under the Class A plan, the Funds may pay an annual fee of up to 0.35% of average daily net assets attributable to Class A shares.  However, the current annual Rule 12b-1 fees for Class A shares are limited to up to 0.25% of average daily net assets attributable to that class.  Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).  Because these fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Touchstone Money Market Funds.  Each Money Market Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for

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its Classes A and S shares, as applicable.  The Class A shares plan allows the Money Market Fund to pay an annual fee of up to 0.35% of average daily net assets for the sale and distribution of shares.  However, the current annual 12b-1 fees are limited to up to 0.25% of average daily net assets of Class A shares of the Money Market Fund.  The Class S shares plan allows the Money Market Fund to pay distribution and other fees for the sale and distribution of its Class S shares and for services provided to holders of Class S shares.  Under the plan, Class S shares may pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class S shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder services fee).  However, the current annual Rule 12b-1 fees for Class S shares are limited to up to 0.35% of average daily net assets attributable to that class.  Because Rule 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries.  Touchstone Securities, the Trust’s principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers.  Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds.  Touchstone Securities reviews and makes changes to the focused distribution strategy on a periodic basis.  These payments are generally based on a pro rata share of a dealer’s sales.  Touchstone Securities may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs.

Touchstone Advisors, at its own expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for certain services including distribution, administrative, sub-accounting, sub-transfer agency or shareholder servicing.  These additional cash payments to a financial intermediary are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees).  These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary bears certain costs in connection with providing shareholder services to Fund shareholders.  Touchstone Advisors may also reimburse Touchstone Securities for making these payments.

Touchstone Advisors and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.  The amount and value of additional cash payments vary for each financial intermediary.  The additional cash payment arrangement between a particular financial intermediary and Touchstone Advisors or its affiliates may provide for increased rates of compensation as the dollar value of the Fund’s shares or particular class of shares sold or invested through such financial intermediary increases.  The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend a Funds’ shares over the shares of other mutual funds based, at least in part, on the level of compensation paid.  You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.  Although the Funds may use financial firms that sell the Funds’ shares to effect portfolio transactions for the Funds, the Funds and Touchstone Advisors will not consider the sale of a Fund’s shares as a factor when choosing financial firms to effect those transactions.  For more information on payment arrangements, please see the section entitled “The Distributor” in the SAI.

INVESTING WITH TOUCHSTONE

Choosing the Appropriate Investments to Match Your Goals.  Investing well requires a plan.  We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares

Please read this prospectus carefully and then determine how much you want to invest.

For Classes A and C shares, you may purchase shares of the Funds directly from Touchstone Securities or through your financial advisor.

Class Y shares are available through certain financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.

Class S shares are available only through broker-dealers and financial institutions with selling agreements with Touchstone Securities.

For Institutional Class shares, you may purchase shares of the Funds directly from Touchstone Securities or through your financial institution.

In order to open an account you must complete an investment application.  You can obtain an investment application from Touchstone Securities, your financial advisor, your financial institution, or by visiting our website at www.TouchstoneInvestments.com.

You may purchase shares in the Funds on a day when the New York Stock Exchange (“NYSE”) is open for trading (“Business Day”).

For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

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Investor Alert:  Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, which it regards as disruptive to efficient portfolio management.  For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.  (See “Market Timing Policy” in this prospectus.) Touchstone may change applicable initial and additional investment minimums at any time.

Opening an Account

Important Information About Procedures for Opening an Account. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.  If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time (“ET”)), on the day that your account is closed.  If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Investing in the Funds

By mail or through your financial advisor

•        Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.  We do not accept third party checks for initial investments.

•        Send your check with the completed investment application by regular mail to Touchstone Investments, P.O. Box 9878 Providence, RI 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive Westborough, MA 01581.

•        Your application will be processed subject to your check clearing.  If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

•        You may also open an account through your financial advisor.

By wire or Automated Clearing House (“ACH”)

•                  You may open an account by purchasing shares by wire or ACH transfer.  Call Touchstone Investments at 1.800.543.0407 for wire or ACH instructions.

•                  Touchstone will not process wire or ACH purchases until it receives a completed investment application.

•                  There is no charge imposed by the Funds to make a wire or ACH purchase.  Your bank, financial institution or processing organization may charge a fee to send a wire or ACH purchase to Touchstone Securities.

Through your financial institution

•                  You may invest in certain share classes by establishing an account through financial institutions that have appropriate selling agreements with Touchstone Securities.

•                  Your financial institution will act as the shareholder of record of your shares.

•                  Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

•                  Financial institutions may designate intermediaries to accept purchase and sales orders on the Funds’ behalf.

•                  Your financial institution may receive compensation from the Funds, Touchstone Securities, Touchstone Advisors or their affiliates.

•                  Before investing in the Funds through your financial institution, you should read any materials provided by your financial institution together with this prospectus.

By exchange

•                  Class A shares may be exchanged into Class A shares of any other Touchstone Fund at NAV and may be exchanged into any Touchstone money market fund, except the Touchstone Institutional Money Market Fund and the Touchstone Ohio Tax-Free Money Market Fund Institutional Class shares.

•                  Class C shares may be exchanged into Class C shares of any other Touchstone Fund and may be exchanged into any Touchstone money market fund, except the Touchstone Institutional Money Market Fund and the Touchstone Ohio Tax-Free Money Market Fund Institutional Class shares.

•                  Class Y shares and Institutional Class shares of the Funds are exchangeable for Class Y shares and Institutional Class shares of other Touchstone Funds, respectively, as long as investment minimums and proper selling agreement requirements are

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met.  Class Y shares may be available through financial institutions that have appropriate selling agreements with Touchstone Securities, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers.

•                  Classes A, C, and Y shareholders who are eligible to invest in Institutional Class shares are eligible to exchange their Class A shares, Class C shares, and Class Y shares for Institutional Class shares of the same Fund, if offered in their state; such an exchange can be accommodated by their financial institution or financial intermediary.  Please see the Statement of Additional Information for more information under “Choosing a Class of Shares”.

•                  You may exchange Class S shares for Class S shares of another Touchtone Money Market Fund.

•                  You do not have to pay any exchange fee for your exchange, but if you exchange from a fund with a lower load schedule to a fund with a higher load schedule you may be charged the load differential.

•                  Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange.  However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares.  For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

•                  If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares.  However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

•                  If you purchased Class A shares for $1 million or more at NAV and compensation was paid to a dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares.  However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

•                  You should carefully review the disclosure provided in the prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

•                  You may realize taxable gain if you exchange shares of a Fund for shares of another Fund.  See “Distributions and Taxes-Federal Income Tax Information” for more information and the federal income tax consequences of such an exchange.

Shares of the Touchstone Ultra Short Duration Fixed Income Fund, which are offered in a separate prospectus, are prohibited from exchanging into any other Touchstone Fund.

Through retirement plans. You may invest in certain Funds through various retirement plans.  These include individual retirement plans and employer sponsored retirement plans.

Individual Retirement Plans

•         Traditional Individual Retirement Accounts (“IRAs”)

•         Savings Incentive Match Plan for Employees (“SIMPLE IRAs”)

•         Spousal IRAs

•         Roth Individual Retirement Accounts (“Roth IRAs”)

•         Coverdell Education Savings Accounts (“Education IRAs”)

•         Simplified Employee Pension Plans (“SEP IRAs”)

Employer Sponsored Retirement Plans

•         Defined benefit plans

•         Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

•         457 plans

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

Through a Processing Organization. You may also purchase shares of the Funds through a “processing organization,” (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers.  Some of the Touchstone Funds have authorized certain processing organizations (“Authorized Processing Organizations”) to receive purchase and sales orders on their behalf.  Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this prospectus.  You should also ask the processing organization if they are authorized by the Touchstone Funds to receive purchase and sales orders on their behalf.  If the processing organization is not

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authorized, then your order could be rejected which could subject your investment to market risk.  When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone.  The Authorized Processing Organization may:

•         Charge a fee for its services

•         Act as the shareholder of record of the shares

•         Set different minimum initial and additional investment requirements

•         Impose other charges and restrictions

•         Designate intermediaries to accept purchase and sales orders on the Funds’ behalf

Touchstone Securities considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form.  These orders will be priced based on the Fund’s NAV or offering price (which is NAV plus any applicable sales charge), if applicable, next computed after such order is received in proper form by an Authorized Processing Organization, or its authorized designee.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone Securities.  Certain Authorized Processing Organizations may receive compensation from the Funds, Touchstone Securities, Touchstone Advisors, or their affiliates.

It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone Securities in a timely manner.

Pricing of Purchases

We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received.  Direct purchase orders received by Touchstone Securities, an Authorized Processing Organization, by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at that day’s public offering price.  Direct purchase orders received by Touchstone Securities, an Authorized Processing Organization, financial advisor or financial institution, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day.  It is the responsibility of the financial institution, financial advisor or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.

Adding to Your Account

By check

•        Complete the investment form provided with a recent account statement.

•        Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

•        Write your account number on the check.

•        Either: (1) Mail the check with the investment form to Touchstone Securities; or (2) Mail the check directly to your financial advisor or financial institution at the address printed on your account statement.  Your financial advisor or financial institution is responsible for forwarding payment promptly to Touchstone Securities.

•        If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

By wire or ACH

•        Contact Touchstone Securities, your financial advisor or your financial institution for further instructions.

•        Contact your bank and ask to wire or ACH funds to Touchstone Securities.  Specify your name and account number when remitting the funds.

•        Your bank may charge a fee for handling wire transfers. ACH transactions take 2-3 business days but can be transferred from most banks without a fee.

•            If you hold your shares directly with Touchstone Securities and have ACH instructions on file for your non-retirement individual or joint account you may initiate a purchase transaction through the Touchstone Funds’ website at www.TouchstoneInvestments.com

•        Purchases in the Funds will be processed at that day’s NAV (or public offering price, if applicable) if Touchstone Securities receives a properly executed wire or ACH in good order by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

Touchstone Money Market Fund. If you or your financial institution notifies Touchstone Securities by 12:30 p.m. ET that you are placing a wire purchase order in the Touchstone Money Market Fund and you send your wire purchase order to Touchstone Securities by the close of the Federal Reserve wire transfer system that day, you will be entitled to receive that day’s dividend.  If Touchstone Securities does not receive your wire by the close of the Federal Reserve wire transfer system on the day you place your order, your

29

purchase may be canceled and you may be responsible for any resulting loss or fees incurred by the Money Market Fund.  If you did not notify the Fund by 12:30 p.m. ET that you are placing a wire purchase order and the Fund receives your wire after 12:30 p.m. ET, but before 4:00 p.m. ET, it will be processed at that day’s NAV, but dividends will not be earned until the following Business Day.  If the Fund receives a wire purchase order after 4:00 p.m. ET, it will be processed at the NAV next determined on the following Business Day and dividends will not be earned until the following Business Day.

Touchstone Institutional Money Market Fund. If you notify the Touchstone Institutional Money Market Fund by 3:30 p.m. ET that you are placing a wire purchase order and you send your wire to the Fund before the close of the Federal Reserve wire transfer system that Business Day, you will be entitled to receive that day’s dividend.  If the Touchstone Institutional Money Market Fund does not receive your wire by the close of the Federal Reserve wire transfer system on the day you place your order, your purchase may be canceled and you will be responsible for any resulting loss or fees incurred by the Fund.  If you did not notify the Fund by 3:30 p.m. ET that you are placing a wire purchase order and the Fund receives your wire after 3:30 p.m. ET, but before 4:00 p.m. ET, it will be processed at that day’s NAV, but dividends will not be earned until the following Business Day.  If the Fund receives a wire purchase order after 4:00 p.m. ET, it will be processed at the NAV next determined on the following Business Day and dividends will not be earned until the following Business Day.

By exchange

•                  You may add to your account by exchanging shares from another Touchstone Fund.

•                  For information about how to exchange shares among the Touchstone Funds, see “Opening an Account - By exchange” in this prospectus.

•                  Exchange transactions can also be initiated for non-retirement individual or joint accounts via the Touchstone Funds’ website at www.TouchstoneInvestments.com.

Purchases with Securities

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to Touchstone Advisors. Transactions of this type are generally a taxable transaction. Shareholders should consult with their personal tax adviser regarding their particular tax situation.

Automatic Investment Options

The various ways that you can automatically invest in the Funds are outlined below.  Touchstone Securities does not charge any fees for these services.  For further details about these services, call Touchstone at 1.800.543.0407.  If you hold your shares through a financial institution or Authorized Processing Organization, please contact them for further details on automatic investment options.

Automatic Investment Plan.  You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account.  You will need to complete the appropriate section in the investment application or special account options form to do this.  Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment.  For Institutional Class shares, this option is available only once the initial minimum investment amount of $500,000 has been met.

Reinvestment/Cross Reinvestment. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge.  Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application.  You may also choose to have your dividends or capital gains paid to you in cash if such amounts are greater than $25.00; lesser amounts will be automatically reinvested in the Fund.  Dividends are taxable for federal income tax purposes whether you reinvest such dividends in additional shares of a Fund or choose to receive cash.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment.  In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Direct Deposit Purchase Plan. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

Dollar Cost Averaging. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis.  You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other.  The applicable sales charge, if any, will be assessed.

Selling Your Shares

You may sell some or all of your shares on any day that the Fund calculates its NAV.  If your request is received by Touchstone Securities, an Authorized Processing Organization, financial advisor or financial institution in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET) or in the case of Touchstone Institutional Money Market Fund by 3:30 p.m. ET, you will

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receive a price based on that day’s NAV for the shares you sell.  Otherwise, the price you receive will be based on the NAV that is next calculated.

Through Touchstone Securities - By telephone or internet

•                  You can sell or exchange your shares over the telephone, unless you have specifically declined this option.  If you do not wish to have this ability, you must mark the appropriate section of the investment application.

•                  You may also sell or exchange your shares online via the Touchstone Funds’ website.  You may only sell shares over the telephone or via the internet if the amount is less than or equal to $100,000.

•                  To sell your Fund shares by telephone, call Touchstone Securities at 1.800.543.0407.

•                  Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone or via the internet.

•                  If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that Business Day.  Otherwise it will occur on the next Business Day.

•                  The proceeds of sales of shares in the Touchstone Money Market Fund may be wired to you on the same day of your telephone request, if your request is properly made by 12:30 p.m. ET.  The proceeds of sales of shares in the Touchstone Institutional Money Market Fund may be wired to you on the same day of your telephone request, if your request is properly made by 3:30 p.m. ET. A wire redemption fee of up to $15 may apply.

•                  Interruptions in telephone or internet service could prevent you from selling your shares when you want to.  When you have difficulty making telephone or internet sales, you should mail to Touchstone Securities (or send by overnight delivery) a written request for the sale of your shares.

•                  In order to protect your investment assets, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine.  However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases.  Touchstone Securities has certain procedures to confirm that telephone instructions are genuine.  If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions.  Some of these procedures may include:

•         Requiring personal identification.

•         Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records.

•         Mailing checks only to the account address shown on Touchstone Securities’ records.

•         Directing wires only to the bank account shown on Touchstone Securities’ records.

•         Providing written confirmation for transactions requested by telephone.

•         Digitally recording instructions received by telephone.

Through Touchstone Securities - By mail

•                  Write to Touchstone Securities.

•                  Indicate the number of shares or dollar amount to be sold.

•                  Include your name and account number.

•                  Sign your request exactly as your name appears on your investment application.

•                  You may be required to have your signature guaranteed (See “Signature Guarantees” in this prospectus for more information).

Through Touchstone Securities - By wire

•                  Complete the appropriate information on the investment application.

•                  If your proceeds are $1,000 or more, you may request that Touchstone Securities wire them to your bank account.

•                  You may be charged a fee of up to $15 by a Fund or a Fund’s Authorized Processing Organization for wiring redemption proceeds.  You may also be charged a fee by your bank.

•                  Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

•                  Your redemption proceeds may be deposited directly into your bank account through an ACH transaction.  There is no fee imposed by the Funds for ACH transactions, however you may be charged a fee by your bank to receive an ACH transaction. Contact Touchstone Securities for more information.

•                  If you hold your shares directly with Touchstone Securities and have ACH or wire instructions on file for your non-retirement account you may transact through the Touchstone Funds’ website at www.TouchstoneInvestments.com.

Through Touchstone Securities - By check

•                  You may establish check writing privileges in the Touchstone Money Market Fund and redeem shares by check.

•                  There is no fee for writing checks.

•                  The minimum amount of each check redemption is $100.  Checks written for less than the minimum amount may be returned.  You may be charged a fee for returned checks.

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•                  Checks will be processed at the NAV on the day the check is presented to the custodian for payment.

•                  If the amount of your check is more than the value of the shares held in your account, the check will be returned and you may be charged a fee for insufficient funds.

•                  Checks cannot be certified.

Through Touchstone Securities - Through a systematic withdrawal plan

•                  You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

•                  Withdrawals can be made monthly, quarterly, semiannually or annually.

•                  There is no fee for this service.

•                  There is no minimum account balance required for retirement plans.

Through your Financial Advisor, Financial Institution, or Authorized Processing Organization

•                  You may also sell shares by contacting your financial advisor, financial institution or Authorized Processing Organization, which may charge you a fee for this service.  Shares held in street name must be sold through your financial advisor, financial institution or, if applicable, the Authorized Processing Organization.

•                  Your financial advisor, financial institution or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone Securities in proper form and in a timely manner.

•                  Your financial institution may charge you a fee for selling your shares.

•                  Redemption proceeds will only be wired to your account at the financial intermediary.

Investor Alert:  Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone Securities’ records.

Contingent Deferred Sales Charge (“CDSC”)

If you purchase $1 million or more in Class A shares of the Touchstone Core Bond Fund or the Touchstone High Yield Fund at NAV and a commission was paid by Touchstone Securities to a participating dealer, a CDSC of up to 1.00% may be charged on redemptions made within 1 year of your purchase. Additionally, when a 1% upfront commission is paid to a participating dealer on transactions of $1 million or more in Class A Shares, the Fund will withhold any 12b-1 fees for the first twelve months following the purchase date.  If you redeem Class C shares of the Core Bond Fund or the High Yield Fund within 1 year of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below.  The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase.  The CDSC is paid to Touchstone Securities to reimburse expenses incurred in providing distribution-related services to the Funds.

All sales charges imposed on redemptions are paid to Touchstone Securities.  In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time.  The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

No CDSC is applied if:

•                  The redemption is due to the death or post-purchase disability of a shareholder. Touchstone Securities may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

•                  The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value. The CDSC will be waived for benefit payments made by Touchstone Securities directly to plan participants.  Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended (the “IRC”)), in-service distributions, hardships, loans and qualified domestic relations orders.  The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

•                  The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution.

•                  The redemption is for a mandatory withdrawal from a traditional IRA account after age 70½.

When we determine whether a CDSC is payable on a redemption, we assume that:

•                  The redemption is made first from amounts not subject to a CDSC; then

•                  From the earliest purchase payment(s) that remain invested in the Fund

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The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone Securities to a participating unaffiliated broker-dealer.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee.  A Medallion Signature Guarantee helps protect you against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

•                  Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee).

•                  Proceeds are being sent to an address other than the address of record.

•                  Proceeds or shares are being sent/transferred from unlike registrations, such as a joint account to an individual’s account.

•                  Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request.

•                  Proceeds or shares are being sent/transferred between accounts with different account registrations.

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs.  In addition, there are specific risks that apply to investments in high yield securities that may impact the Touchstone High Yield Fund.  These include the risk that a high yield security may be so thinly traded that its price is stale, causing a fund that holds a large position of that security to be a target for market timers.  The Core Bond and High Yield Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders.  The Board has adopted the following policies and procedures with respect to market timing of the Core Bond and High Yield Funds by shareholders.  The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading.  If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder’s accounts.  While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Funds believes they are acting in a manner that is in the best interests of shareholders.  However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period.  A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund.  If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed.  The Funds may also restrict or refuse to process purchases by the shareholder.  These exchange limits and excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on share prices or portfolio management of these funds), systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed.  If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund.  In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with certain financial intermediaries.  Under these agreements, a financial intermediary is obligated to:  (1) enforce during the term of the agreement, the Funds’ market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ market-timing policy with respect to customers identified by the Funds as having engaged in market timing.  When information regarding transactions in the Funds’ shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading.  The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

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Householding Policy (Only applicable for shares held through Touchstone Securities directly). Each Fund you invest in will send one copy of its prospectuses and shareholder reports to households containing multiple shareholders with the same last name.  This process, known as “householding”, reduces costs and provides a convenience to shareholders.  If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request.  If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

Receiving Sale Proceeds

Touchstone Core Bond Fund and Touchstone High Yield Fund.  Touchstone  will forward the proceeds of your sale to you (or to your financial advisor, Authorized Processing Organization or financial institution) within 7 days (normally within 3 business days) after receipt of a proper request.

Touchstone Money Market Funds.  Touchstone will forward the proceeds of your sale to you (or to your financial advisor, Authorized Processing Organization, or financial institution) within 3 business days (normally within 1 business day) after receipt of a proper request.

Proceeds Sent to Financial Advisors, Authorized Processing Organizations or Financial Institutions.  Proceeds that are sent to your financial advisor, Authorized Processing Organization or financial institution will not usually be reinvested for you unless you provide specific instructions to do so.  Therefore, the financial advisor, Authorized Processing Organization or financial institution may benefit from the use of your money.

Fund Shares Purchased by Check (Only applicable for shares held through Touchstone Securities directly).  We may delay the processing and payment of redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days.  If you believe you may need your money sooner, you should purchase shares by bank wire.

Reinstatement Privilege (Classes A and C shares only). You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone Securities.  If the redemption proceeds were from the sale of Class A shares and the sales load that you incurred on the initial purchase is less than the sales charge for the Fund in which you are reinvesting, you will incur a sales charge representing the difference. If the redemption proceeds were from the sale of your Class A shares and the sales load that you incurred on the initial initial purchase is equal to or more than the sales charge for the Fund in which you are reinvesting, you can reinvest into Class A shares of that Touchstone Fund at NAV. Reinvestment will be at the NAV next calculated after Touchstone Securities receives your request.  If the reinvestment proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund.  If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment. The redemption and repurchase of shares may still result in a tax liability for federal income tax purposes.

Low Account Balances (Only applicable for shares held through Touchstone Securities directly).  If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone Securities may sell your shares and send the proceeds to you.  This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act (“UGTMA”).  Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Delay of Payment.  It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances.  These circumstances can occur:

•                  When the NYSE is closed on days other than customary weekends and holidays;

•                  When trading on the NYSE is restricted; or

•                  During any other time when the SEC, by order, permits.

Redemption in Kind.  Under unusual circumstances, when the Board deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.  Shareholders may incur transaction and brokerage costs when they sell these portfolio securities.  Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Pricing of Fund Shares

Each Fund’s share price (also called “NAV”) and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open.  Each Fund calculates its NAV per share for each class, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding.  Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone, an Authorized

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Processing Organization or financial institution.

Touchstone Core Bond Fund and Touchstone High Yield Fund.  The value of the securities held by the Touchstone Core Bond Fund and Touchstone High Yield Fund is determined as follows: (1) Securities that have readily available market quotations are priced according to the most recent bid price quoted by 1 or more of the major market makers; (2) Securities that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board.  The Funds may use fair value pricing under the following circumstances, among others:

•                  If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.

•                  If a security, such as a small cap or micro-cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•                  If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

•                  If the validity of market quotations is not reliable.

The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Fund has established fair value policies and procedures that delegate fair value responsibilities to the Advisor. These policies and procedures outline the fair value method for the Advisor. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, established by the Board, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.  With respect to any portion of a Fund’s assets that is invested in other mutual funds, that portion of the Fund’s NAV is calculated based on the NAV of that mutual fund.  The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

Touchstone Money Market Funds. The Money Market Funds seek to maintain a constant share price of $1.00 per share by valuing investments on an amortized cost basis.  Under the amortized cost method of valuation, each Fund maintains a dollar-weighted average portfolio maturity of 60 days or less, purchases only United States dollar-denominated securities with maturities of 397 days or less, and invests only in securities that meet its quality standards and present minimal credit risks.  The Funds’ obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than at market value.  This method is designed to enable the Funds to maintain a stable NAV per share. However, there is no assurance that the Funds will be able to do so.

DISTRIBUTIONS AND TAXES

Each Fund intends to distribute to its shareholders substantially all of its net investment income and capital gains.  The table below outlines when dividends are declared and paid by each Fund:

	Dividends Declared	Dividends Paid
Touchstone Core Bond Fund	Monthly	Monthly
Touchstone High Yield Fund	Monthly	Monthly
Touchstone Money Market Fund	Daily	Monthly
Touchstone Institutional Money Market Fund	Daily	Monthly

Each Fund makes distributions of capital gains, if any, at least annually.  If you own shares on a Fund’s distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash. Cash payments will only be made for amounts equal to or exceeding $25.00; for amounts less than $25.00 the dividends and distributions will be automatically reinvested in the paying Fund and class.  To elect cash payments, you must notify the Funds in writing or by phone prior to the date of distribution.  Your election will be effective for dividends and distributions paid after we receive your notice.  To cancel your election, simply send written notice to Touchstone Investments, P.O. Box 9878, Providence, RI 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive Westborough, MA 01581, or call Touchstone Securities at 1.800.543.0407.  If you hold your shares through a financial institution, you must contact that institution to elect cash payment.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment.

A Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund.  A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend distribution.  A dividend or distribution declared

35

shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you within 60 days after the end of each year detailing the tax status of your distributions.  Please see “Taxes” below for more information on the federal income tax consequences of dividends and other distributions made by a Fund.

Federal Income Tax Information.

The federal income tax information in this prospectus is provided only for general information purposes for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General.  The Funds intend to qualify annually to be treated as regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”).  As such, the Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code, one of which is to distribute to a Fund’s shareholders substantially all of the Fund’s net investment income and capital gains each year.  If for any taxable year a Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to taxation on a graduated basis at the corporate tax rate; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for “qualified dividend income” treatment for non-corporate shareholder.

Distributions.  The Funds will make distributions to you that may be taxed as ordinary income or capital gains.  The dividends and distributions you receive may be subject to federal, foreign, state and local taxation, depending upon your tax situation.  Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.  Fund distributions are taxable to a shareholder even if the distributions are paid from income or gains earned by a Fund prior to the shareholder’s investment and, thus, were included in the price the shareholder paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of the investment as a taxable distribution.

Ordinary Income.  Net investment income, except for qualified dividend income and income designated as tax-exempt, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.  Certain dividends distributed to non-corporate shareholders and designated by a Fund as “qualified dividend income” are eligible for the long-term capital gains rate, provided certain holding period and other requirements are satisfied.  The Funds do not expect a significant portion of their distributions to constitute qualified dividend income.

Net Capital Gains.  Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

Sale or Exchange of Shares.  You will not recognize any gain or loss on the sale (redemption) or exchange of a Money Market Fund’s shares so long as such Fund maintains a stable price of $1.00 a share.  In all other events, it is a taxable event for you if you sell shares of a Fund or exchange shares of a Fund for shares of another Touchstone Fund.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction.  Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset.  The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund.  Sales of shares of a Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss.  Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares.

Returns of Capital. If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund shares on which the distribution was received and result in a higher reported capital gain or lower reported capital loss when those shares are sold.

Backup Withholding.  A Fund may be required to withhold U.S. federal income tax on all distributions and sales proceeds payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding.

36

Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Non-U.S. Shareholders.   Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund.  This prospectus does not discuss the U.S. or foreign tax consequences of an investment by a non-U.S. shareholder in a Fund.  Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign tax consequences of an investment in a Fund.

Statements and Notices.  You will receive an annual statement outlining the tax status of your distributions.  You may also receive written notices of certain foreign taxes paid by a Fund during the prior taxable year.

Important Tax Reporting Considerations. Tax reporting changes effective January 1, 2012 require the Funds (other than the Money Market Funds) to report cost basis and holding period information to both the IRS and shareholders for gross proceeds from the sales of Fund shares purchased on or after January 1, 2012.  This information will be reported on Form 1099-B. The average cost method will be used to determine the cost basis of Fund shares purchased on or after January 1, 2012 unless the shareholder instructs a Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If the shareholder designates SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, a Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals. If you hold shares of a Fund through a financial intermediary, the financial intermediary will be responsible for this reporting and the financial intermediary’s default cost basis method may apply.  Please consult your tax adviser for additional information regarding cost basis reporting and your situation.

Redemptions by S corporations of Fund shares purchased on or after January 1, 2012 are required to be reported to the IRS on Form 1099-B. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

This section is only a summary of some important federal income tax considerations that may affect your investment in a Fund.  More information regarding these considerations is included in the Funds’ SAI.  You are urged and advised to consult your own tax advisor regarding the effects of an investment in a Fund on your tax situation, including the application of foreign, state, local and other tax laws to your particular situation.

37

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years, or if shorter, the period of each Fund’s operation.  Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions.  The financial highlights for each Fund were audited by Ernst & Young LLP, an independent registered public accounting firm.  The report of Ernst & Young LLP, along with each Fund’s financial statements and related notes, are included in the Funds’ annual report.  You can obtain the annual report at no charge by calling 1.800.543.0407 or by downloading a copy from the Touchstone Investments website at: www.TouchstoneInvestments.com/home/formslit/.

Touchstone Core Bond Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value at beginning of period	$10.89	$10.46		$10.41	$9.76	$9.01
Income (loss) from investment operations:
Net investment income	0.30	0.30		0.39	0.39	0.41
Net realized gain (loss) on investments	(0.38)	0.46		0.10	0.67	0.80
Total from investment operations	(0.08)	0.76		0.49	1.06	1.21
Distributions from:
Net investment income	(0.36)	(0.33)		(0.44)	(0.41)	(0.46)
Realized capital gains	(0.12)	—		—	—	—
Total distributions	(0.48)	(0.33)		(0.44)	(0.41)	(0.46)
Net asset value at end of period	$10.33	$10.89		$10.46	$10.41	$9.76
Total return (A)	(0.85)%	7.47%		4.80%	11.10%	13.92%
Ratios and supplemental data:
Net assets at end of period (000’s)	$34,635	$79,208		$41,663	$44,107	$36,096
Ratio to average net assets:
Net expenses	0.83%	0.87%		0.90%	0.90%	0.90%
Gross expenses	1.18%	1.23%		1.28%	1.28%	1.21%
Net investment income	2.94%	2.72%		3.80%	3.91%	4.58%
Portfolio turnover rate	353%	525	%(B)	319%	370%	277%

(A) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(B) Portfolio turnover excludes the purchases and sales of the Old Mutual Dwight Intermediate Fixed Income Fund and the Fifth Third Total Return Bond Fund, whose assets were acquired by the Core Bond Fund. If these transactions were included, portfolio turnover would have been higher.

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Touchstone Core Bond Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value at beginning of period	$10.20	$9.82		$9.80	$9.21	$8.53
Income (loss) from investment operations:
Net investment income	0.20	0.22		0.30	0.31	0.34
Net realized gain (loss) on investments	(0.35)	0.42		0.08	0.62	0.73
Total from investment operations	(0.15)	0.64		0.38	0.93	1.07
Distributions from:
Net investment income	(0.29)	(0.26)		(0.36)	(0.34)	(0.39)
Realized capital gains	(0.12)	—		—	—	—
Total distributions	(0.41)	(0.26)		(0.36)	(0.34)	(0.39)
Net asset value at end of period	$9.64	$10.20		$9.82	$9.80	$9.21
Total return (A)	(1.55)%	6.59%		4.01%	10.32%	13.07%
Ratios and supplemental data:
Net assets at end of period (000’s)	$11,337	$19,386		$7,503	$8,550	$5,867
Ratio to average net assets:
Net expenses	1.58%	1.62%		1.65%	1.65%	1.65%
Gross expenses	1.98%	2.10%		2.44%	2.09%	2.10%
Net investment income	2.19%	1.98%		3.04%	3.15%	3.81%
Portfolio turnover rate	353%	525	%(B)	319%	370%	277%

(A) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(B) Portfolio turnover excludes the purchases and sales of the Old Mutual Dwight Intermediate Fixed Income Fund and the Fifth Third Total Return Bond Fund, whose assets were acquired by the Core Bond Fund. If these transactions were included, portfolio turnover would have been higher.

39

Touchstone Core Bond Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013	Period Ended September 30, 2012(A)
Net asset value at beginning of period	$10.89	$10.69
Income (loss) from investment operations:
Net investment income	0.33	0.18
Net realized gain (loss) on investments	(0.39)	0.19
Total from investment operations	(0.06)	0.37
Distributions from:
Net investment income	(0.39)	(0.17)
Realized capital gains	(0.12)	—
Total distributions	(0.51)	(0.17)
Net asset value at end of period	$10.32	$10.89
Total return	(0.60)%	3.46	%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$58,944	$78,575
Ratio to average net assets:
Net expenses	0.58%	0.58	%(C)
Gross expenses	0.88%	0.97	%(C)
Net investment income	3.19%	2.97	%(C)
Portfolio turnover rate	353%	525	%(D)

(A) Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.

(B) Not annualized.

(C) Annualized.

(D) Portfolio turnover excludes the purchases and sales of the Old Mutual Dwight Intermediate Fixed Income Fund and the Fifth Third Total Return Bond Fund, whose assets were acquired by the Core Bond Fund. If these transactions were included, portfolio turnover would have been higher.

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Touchstone Core Bond Fund — Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013	Period Ended September 30, 2012(A)
Net asset value at beginning of period	$10.89	$10.69
Income (loss) from investment operations:
Net investment income	0.34	0.18
Net realized gain (loss) on investments	(0.39)	0.19
Total from investment operations	(0.05)	0.37
Distributions from:
Net investment income	(0.40)	(0.17)
Realized capital gains	(0.12)	—
Total distributions	(0.52)	(0.17)
Net asset value at end of period	$10.32	$10.89
Total return	(0.52)%	3.50	%(B)
Ratios and supplemental data:
Net assets at end of period (000’s)	$7,606	$12,311
Ratio to average net assets:
Net expenses	0.50%	0.50	%(C)
Gross expenses	0.95%	1.11	%(C)
Net investment income	3.27%	3.05	%(C)
Portfolio turnover rate	353%	525	%(D)

(A) Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.

(B) Not annualized.

(C) Annualized.

(D) Portfolio turnover excludes the purchases and sales of the Old Mutual Dwight Intermediate Fixed Income Fund and the Fifth Third Total Return Bond Fund, whose assets were acquired by the Core Bond Fund. If these transactions were included, portfolio turnover would have been higher.

41

Touchstone High Yield Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value at beginning of period	$8.90	$8.13		$8.60	$8.19	$7.85
Income (loss) from investment operations:
Net investment income	0.51	0.57		0.66	0.75	0.73
Net realized gain (loss) on investments	(0.10)	0.76		(0.43)	0.42	0.34
Total from investment operations	0.41	1.33		0.23	1.17	1.07
Distributions from:
Net investment income	(0.51)	(0.56)		(0.70)	(0.76)	(0.73)
Realized capital gains	—	—		—	—	—
Total distributions	(0.51)	(0.56)		(0.70)	(0.76)	(0.73)
Net asset value at end of period	$8.80	$8.90		$8.13	$8.60	$8.19
Total return (A)	4.68%	16.80%		2.43%	14.90%	16.06%
Ratios and supplemental data:
Net assets at end of period (000’s)	$54,845	$96,667		$111,888	$113,453	$59,392
Ratio to average net assets:
Net expenses	0.99%	0.99%		1.05%	1.05%	1.05%
Gross expenses	1.13%	1.10%		1.18%	1.20%	1.38%
Net investment income	5.60%	6.48%		7.59%	8.95%	10.58%
Portfolio turnover rate	47%	48	%(B)	62%	47%	60%

(A) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(B) Portfolio turnover excludes the purchase and sales of the Fifth Third High Yield Bond Fund, whose assets were acquired by the Touchstone High Yield Fund. If these transactions were included, portfolio turnover would have been higher.

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Touchstone High Yield Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value at beginning of period	$8.89	$8.12		$8.59	$8.18	$7.84
Income (loss) from investment operations:
Net investment income	0.44	0.49		0.60	0.69	0.65
Net realized gain (loss) on investments	(0.09)	0.78		(0.44)	0.41	0.37
Total from investment operations	0.35	1.27		0.16	1.10	1.02
Distributions from:
Net investment income	(0.45)	(0.50)		(0.63)	(0.69)	(0.68)
Realized capital gains	—	—		—	—	—
Total distributions	(0.45)	(0.50)		(0.63)	(0.69)	(0.68)
Net asset value at end of period	$8.79	$8.89		$8.12	$8.59	$8.18
Total return (A)	3.92%	15.93%		1.67%	14.01%	15.24%
Ratios and supplemental data:
Net assets at end of period (000’s)	$34,661	$42,626		$23,485	$24,412	$18,423
Ratio to average net assets:
Net expenses	1.74%	1.80%		1.80%	1.80%	1.80%
Gross expenses	1.87%	1.92%		2.11%	1.97%	2.11%
Net investment income	4.86%	5.67%		6.83%	8.26%	9.46%
Portfolio turnover rate	47%	48	%(B)	62%	47%	60%

(A) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(B) Portfolio turnover excludes the purchase and sales of the Fifth Third High Yield Bond Fund, whose assets were acquired by the Touchstone High Yield Fund. If these transactions were included, portfolio turnover would have been higher.

Touchstone High Yield Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013	Year Ended September 30, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value at beginning of period	$9.10	$8.30		$8.77	$8.34	$7.86
Income (loss) from investment operations:
Net investment income	0.56	0.59		0.68	0.75	0.66
Net realized gain (loss) on investments	(0.11)	0.79		(0.43)	0.46	0.50
Total from investment operations	0.45	1.38		0.25	1.21	1.16
Distributions from:
Net investment income	(0.54)	(0.58)		(0.72)	(0.78)	(0.68)
Realized capital gains	—	—		—	—	—
Total distributions	(0.54)	(0.58)		(0.72)	(0.78)	(0.68)
Net asset value at end of period	$9.01	$9.10		$8.30	$8.77	$8.34
Total return	5.00%	17.10%		2.63%	15.16%	16.92%
Ratios and supplemental data:
Net assets at end of period (000’s)	$187,463	$222,866		$35,339	$8,482	$3,130
Ratio to average net assets:
Net expenses	0.69%	0.75%		0.80%	0.80%	0.80%
Gross expenses	0.83%	0.86%		0.97%	0.96%	1.36%
Net investment income	5.90%	6.72%		7.64%	9.33%	9.95%
Portfolio turnover rate	47%	48	%(A)	62%	47%	60%

(A) Portfolio turnover excludes the purchase and sales of the Fifth Third High Yield Bond Fund, whose assets were acquired by the Touchstone High Yield Fund. If these transactions were included, portfolio turnover would have been higher.

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Touchstone High Yield Fund — Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013	Period Ended September 30,(A) 2012
Net asset value at beginning of period	$9.10	$8.88
Income (loss) from investment operations:
Net investment income	0.54	0.43
Net realized gain on investments	(0.09)	0.23
Total from investment operations	0.45	0.66
Distributions from:
Net investment income	(0.55)	(0.44)
Realized capital gains	—	—
Total distributions	(0.55)	(0.44)
Net asset value at end of period	$9.00	$9.10
Total return	5.00%	7.66	%(B), (C)
Ratios and supplemental data:
Net assets at end of period (000’s)	$53,844	$15,735
Ratio to average net assets:
Net expenses	0.59%	0.65	%(C)
Gross expenses	0.75%	0.95	%(C)
Net investment income	6.00%	6.82	%(C)
Portfolio turnover rate	47%	48	%(D)

(A) Represents the period from commencement of operations (January 27, 2012) through September 30, 2012.

(B) Not annualized.

(C) Annualized.

(D) Portfolio turnover excludes the purchase and sales of the Fifth Third High Yield Bond Fund, whose assets were acquired by the Touchstone High Yield Fund. If these transactions were included, portfolio turnover would have been higher.

Touchstone Institutional Money Market Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010		Year Ended September 30, 2009
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	0.001		0.001		0.002		0.003		0.017
Net realized gain (loss) on investments	—	(A)	(—	)(A)	(—	)(A)	(—	)(A)	(—	)(A)
Total from investment operations	0.001		0.001		0.002		0.003		0.017
Distributions from:
Net investment income	(0.001)		(0.001)		(0.002)		(0.003)		(0.017)
Net asset value at end of period	$1.00		$1.000		$1.000		$1.000		$1.000
Total return	0.07%		0.15%		0.20%		0.33%		1.76%
Ratios and supplemental data:
Net assets at end of period (000’s)	$552,173		$488,351		$377,572		$299,856		$454,008
Ratio to average net assets:
Net expenses	0.20%		0.20%		0.20%		0.20%		0.27	%(B)
Gross expenses	0.40%		0.40%		0.42%		0.42%		0.48%
Net investment income	0.06%		0.14%		0.19%		0.34%		1.57%

(A)  Less than $0.005 per share.

(B)  Absent money market insurance, the ratio of net expenses to average net assets would have been 0.20%.

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Touchstone Money Market Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010		Year Ended September 30, 2009
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	—	(A)	—	(A)	—	(A)	—	(A)	0.013
Net realized gain (loss) on investments	—	(A)	(—	)(A)	—	(A)	—		—	(A)
Total from investment operations	—	(A)	—	(A)	—	(A)	—	(A)	0.013
Distributions from:
Net investment income	(—	)(A)	(—	)(A)	(—	)(A)	(—	)(A)	(0.013)
Realized capital gains	—		(—	)(A)	—		—		—
Total distributions	(—	)(A)	(—	)(A)	(—	)(A)	(—	)(A)	(0.013)
Net asset value at end of period	$1.000		$1.000		$1.000		$1.000		$1.000
Total return	0.01%		0.01%		0.01%		0.01%		1.32%
Ratios and supplemental data:
Net assets at end of period (000’s)	$48,170		$31,243		$38,101		$72,719		$115,107
Ratio to average net assets:
Net expenses	0.25%		0.36%		0.44%		0.55%		0.89	%(B)
Gross expenses	1.14%		1.15%		1.14%		1.13%		1.12%
Net investment income	0.01%		0.01%		0.01%		0.01%		1.16%

(A) Less than $0.0005 per share.

(B)Absent money market insurance, the ratio of net expenses to average net assets would have been 0.85%.

Touchstone Money Market Fund — Class S

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010		Year Ended September 30, 2009
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	—	(A)	—	(A)	—	(A)	—	(A)	0.011
Net realized gain (loss) on investments	—	(A)	(—	)(A)	—	(A)	—		(—	)(A)
Total from investment operations	—	(A)	—	(A)	—	(A)	—	(A)	0.011
Distributions from:
Net investment income	(—	)(A)	(—	)(A)	(—	)(A)	(—	)(A)	(0.011)
Realized capital gains	—		(—	)(A)	—		—		—
Total distributions	(—	)(A)	(—	)(A)	(—	)(A)	(—	)(A)	(0.011)
Net asset value at end of period	$1.000		$1.000		$1.000		$1.000		$1.000
Total return	0.01%		0.01%		0.01%		0.01%		1.05%
Ratios and supplemental data:
Net assets at end of period (000’s)	$236,573		$189,935		$207,874		$183,203		$183,328
Ratio to average net assets:
Net expenses	0.25%		0.36%		0.42%		0.54%		1.17	%(B)
Gross expenses	1.12%		1.16%		1.20%		1.32%		1.45%
Net investment income	0.01%		0.01%		0.01%		0.01%		1.07%

(A) Less than $0.0005 per share.

(B)Absent money market insurance, the ratio of net expenses to average net assets would have been 1.12%.

45

Touchstone Investments*

DISTRIBUTOR

Touchstone Securities, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

1.800.638.8194

www.TouchstoneInvestments.com

INVESTMENT ADVISOR

Touchstone Advisors, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SHAREHOLDER SERVICES

1.800.543.0407

*A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group: Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

46

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

Go paperless, sign up today at:

www.TouchstoneInvestments.com/home

For investors who want more information about the Funds, the following documents are available free upon request:

Statement of Additional Information (“SAI”): The SAI provides more detailed information about the Funds and is incorporated herein by reference, which means it is legally a part of this prospectus.

Annual/Semiannual Reports (“Financial Reports”): The Funds’ Financial Reports provide additional information about the Funds’ investments.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor or by contacting Touchstone Investments at 1.800.543.0407.  The SAI and Financial Reports are also available on the Touchstone Investments website at: www.TouchstoneInvestments.com/home/formslit/

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.551.8090.

Reports and other information about the Funds are available on the EDGAR database of the SEC’s internet site at http://www.sec.gov.  For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-2538

TSF-55-TINT-1401

47

TOUCHSTONE INVESTMENT TRUST

STATEMENT OF ADDITIONAL INFORMATION

January 30, 2014

	Class A	Class C	Class Y	Class S	Institutional
Touchstone Core Bond Fund	TOBAX	TODCX	TOBYX		TOBIX
Touchstone High Yield Fund	THYAX	THYCX	THYYX		THIYX
Touchstone Institutional Money Market Fund					TINXX
Touchstone Money Market Fund	TMMXX			TMSXX

This Statement of Additional Information (“SAI”) is not a prospectus and relates only to the above-referenced funds (each a “Fund” and, together, the “Funds”).  It is intended to provide additional information regarding the activities and operations of the Touchstone Investment Trust (the “Trust”) and should be read together with the Funds’ prospectus dated January 30, 2014, as may be amended.  The Funds’ audited financial statements for the fiscal year ended September 30, 2013, including the notes thereto and the report of Ernst & Young LLP thereon, included in the annual report to shareholders are hereby incorporated into this SAI by reference.  A copy of the prospectus and annual report may be obtained without charge by writing to the Trust at P.O. Box 9878, Providence, RI 02940, by calling the Trust at 1-800-543-0407, or by downloading a copy at www.TouchstoneInvestments.com.

THE TRUST

Touchstone Investment Trust (the “Trust”), an open-end management investment company, was organized as a Massachusetts business trust on December 7, 1980.  Each of the Touchstone Core Bond Fund (the “Core Bond Fund”), Touchstone High Yield Fund (the “High Yield Fund”), Touchstone Institutional Money Market Fund (the “Institutional Money Market Fund”), and Touchstone Money Market Fund (the “Money Market Fund”) is a diversified, open-end management investment company.

Touchstone Advisors, Inc. (the “Advisor”) is the investment advisor and administrator for each Fund. Fort Washington Investment Advisors, Inc. (the “Sub-Advisor”) is the investment sub-advisor for each Fund.  The Advisor has selected a sub-advisor to manage, on a daily basis, the assets of each Fund.  The Advisor has sub-contracted certain administrative and accounting services to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”).  Touchstone Securities, Inc. (the “Distributor” or “Touchstone Securities”) is the principal underwriter of the Funds’ shares.  The Sub-Advisor and the Distributor are affiliates of the Advisor.

The Trust offers five separate classes of shares: Classes A, C, Y, and S and Institutional Class. The shares of a Fund represent an interest in the same assets of that Fund. The Board of Trustees (the “Board”) may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

The shares have the same rights and are identical in all material respects except that (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; (v) Class S shares may only be purchased through financial institutions and are used as a sweep vehicle; and (vi) certain classes offer different features and services to shareholders and may have different investment minimums.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust, as does a partner of a partnership.  However, numerous investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) have been formed as Massachusetts business trusts, and the Trust is not aware of an instance where such result has occurred.  In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations.  Management believes that, in view of the above, the risk of personal liability is remote.

History of the Funds.

Core Bond Fund. Pursuant to an Agreement and Plan of Reorganization dated February 4, 2004, the Core Bond Fund acquired all of the assets and liabilities of the Touchstone Intermediate Term U.S. Government Bond Fund.  The Touchstone Intermediate Term U.S. Government Bond Fund was liquidated as a series of the Trust on May 24, 2004.

On April 16, 2012, the Core Bond Fund acquired all of the assets and liabilities of the Old Mutual Dwight Intermediate Fixed Income Fund pursuant to an Agreement and Plan of Reorganization dated October 4, 2011.

On September 10, 2012, the Core Bond Fund acquired all of the assets and liabilities of the Fifth Third Total Return Bond Fund pursuant to an Agreement and Plan of Reorganization dated May 23, 2012.

High Yield Fund. Pursuant to an Agreement and Plan of Reorganization dated May 23, 2012, the High Yield Fund acquired all of the assets and liabilities of the Fifth Third High Yield Bond Fund.

PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund’s principal investment strategies and principal risks are described in the prospectus.  The following supplements the information contained in the prospectus concerning each Fund’s principal investment strategies and principal risks.  In addition, although not principal strategies of the Funds, the Funds may invest in other types of securities and engage in other investment practices as described in the prospectus or in this SAI.  Unless otherwise indicated, each Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Fund’s investment goals, policies and strategies.  The investment limitations below are considered to be non-fundamental policies which may be changed at any time by a vote of the Fund’s Board, unless designated as a “Fundamental” policy.  In addition, any stated percentage limitations are measured at the time of the purchase of a security.

Corporate Debt Securities.  Corporate debt securities are obligations of a corporation to pay interest and repay principal.  Corporate debt securities include commercial paper, notes and bonds.

When-Issued Securities and Securities Purchased on a To-Be-Announced Basis.  The Funds will only make commitments to purchase securities on a when-issued or to-be-announced (“TBA”) basis with the intention of actually acquiring the securities.  A Fund may sell the securities before the settlement date if it is otherwise deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so.  When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place.  In a TBA transaction, a Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities.

TBA securities are paid for and delivered within 15 to 45 days from their date of purchase. In connection with these investments, each Fund will direct the Custodian to segregate cash or liquid securities in an amount sufficient to make payment for the securities to be purchased.  When a segregated account is maintained because a Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account.  If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund’s commitments to purchase securities on a when-issued or TBA basis.  To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions.  Securities purchased on a when-issued or TBA basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise).  Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund’s assets will experience greater fluctuation.  The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

When the time comes for a Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund’s payment obligation).

The Core Bond Fund may also invest up to 33% of its assets in dollar-roll transactions involving when-issued securities.  The Money Market Fund and the Institutional Money Market Fund expect that commitments to purchase when-issued securities will not exceed 25% of the value of each Fund’s total assets.

STRIPS.  Separate Trading of Registered Interest and Principal Securities (“STRIPS”) are U.S. Treasury bills, notes, and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons.  A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes.  Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value.  Investing in STRIPS may help to preserve capital during periods of declining interest rates.  For example, if interest rates decline, Government National Mortgage Association (“Ginnie Mae” or “GNMA”) Certificates owned by a Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal.  In anticipation of this, a Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity.  Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest.  On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity.  Current federal income tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

Mortgage-Related Securities.  Mortgage-related securities represent groups of mortgage loans that are combined for sale to investors.  The loans may be grouped together by U.S. government agencies and sponsored entities, such as Ginnie Mae, Federal National Mortgage Association (“Fannie Mae” or FNMA”) and Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”).  The loans may also be grouped together by private issuers such as: commercial banks; savings and loan institutions; mortgage bankers; and private mortgage insurance companies.  Mortgage-related securities include Collateralized Mortgage Obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”).

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by Ginnie Mae) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase.  To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States has experienced difficulties in recent years that may adversely affect the performance and market value of certain of a Fund’s mortgage-related investments.  Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses.  Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.  Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy.  Consequently, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.  It is possible that such limited liquidity in such secondary markets could continue or worsen.

Government Pass-Through Securities.  Government pass-through securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans.  The primary issuers or guarantors of these mortgage-backed securities are Ginnie Mae, Fannie Mae and Freddie Mac.  Ginnie Mae, Fannie Mae and Freddie Mac guarantee timely distributions of interest to certificate holders.  Ginnie Mae and Fannie Mae also guarantee timely distributions of scheduled principal.  Freddie Mac generally guarantees only the ultimate collection of principal of the underlying mortgage loan.  Certain federal agencies, such as Ginnie Mae, have been established as instrumentalities of the United States government to supervise and finance certain types of activities.  Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., Ginnie Mae securities) or supported by the issuing agencies’ right to borrow from the U.S. Treasury.  The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).  Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue.  Mortgage-related securities issued by Ginnie Mae include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the U.S. Government.  Ginnie Maes are created by an “issuer,” which is a Federal Housing Administration (“FHA”) approved mortgagee that also meets criteria imposed by Ginnie Mae.  The issuer assembles a pool of FHA, Farmers’ Home Administration or Veterans’ Administration (“VA”) insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by Ginnie Mae of the pool, Ginnie Mae provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool.  The Ginnie Maes, endorsed by Ginnie Mae, then are sold by the issuer through securities dealers.  Ginnie Maes bear a stated “coupon rate” which represents the effective FHA-VA mortgage rate at the time of issuance, less Ginnie Mae’s and the issuer’s fees.  Ginnie Mae is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. government.  Ginnie Mae may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee.  When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders.  Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool.  Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae.  Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less Ginnie Mae’s and the issuer’s fees.  The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate).  Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States.  Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Mortgage-related securities issued by Freddie Mac include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”).  Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac.  Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below.  In September 2008, the Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.  Since 2009, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases and Federal Reserve purchases of their mortgage-backed securities.  When a credit rating agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded Fannie Mae and Freddie Mac’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. government (although that rating did not directly relate to their mortgage-backed securities).  In February 2012, FHFA sent to Congress a strategic plan for the next phase of the conservatorships of Freddie Mac and Fannie Mae.  The plan sets forth objectives and steps FHFA is taking or will take to meet FHFA’s obligations as conservator.  In August 2012 it was reported that Fannie Mae and Freddie Mac had collectively drawn $190 billion in federal aid and paid $46 billion in dividends since being placed in conservatorship in 2008.

Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.  Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation or abolishment of the entities.  Future legislative and regulatory action could alter the operations, ownership, structure or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by a Fund.

Overseas Private Investment Corporation Certificates.  The Funds may invest in Certificates of Participation issued by the Overseas Private Investment Corporation (“OPIC”).  OPIC is a U.S. government agency that sells political risk insurance and loans to help U.S. businesses invest and compete in over 150 emerging markets and developing nations worldwide.  OPIC provides medium to long-term loans and guaranties to projects involving significant equity or management participation.  OPIC can lend on either a project finance or a corporate finance basis in countries where conventional institutions are often unable or unwilling to lend on such a basis.  OPIC issues Certificates of Participation to finance projects undertaken by U.S. companies.  These certificates are guaranteed by OPIC and backed by the full faith and credit of the U.S. government.

Collateralized Mortgage Obligations.  The Core Bond Fund and the High Yield Fund may invest in CMOs.  CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof.  CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

The key feature of the CMO structure is the prioritization of the cash flows from a pool of mortgages among the several classes of CMO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors.  CMOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued for collateral consisting of a pool of mortgages.  Payments with respect to the underlying mortgages generally are made to the trustee under the indenture.  Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (that is, the character of payments of principal and interest is not passed through and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on, and repayment of, principal of the CMOs. CMOs are issued in two or more classes or series with varying maturities and stated rates of interest determined by the issuer.  Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence.  CMOs are designed to be retired as the underlying mortgages are repaid.  In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity.  Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding.

Since Freddie Mac CMOs are the general obligations of Freddie Mac, it will be obligated to use its general funds to make payments thereon if payments generated by the underlying mortgages are insufficient to pay principal and interest in its CMOs.  In addition, CMOs are issued by private entities, such as financial institutions, mortgage bankers and subsidiaries of homebuilding companies.  The structural features of privately issued CMOs will vary considerably from issue to issue, and the Sub-Advisor will consider such features, together with the character of the underlying mortgage pool and the liquidity and credit rating of the issue.

Several classes of securities are issued against a pool of mortgage collateral.  The most common structure contains four classes of securities; the first three classes pay interest at their stated rates beginning with the issue date and the final class is typically an accrual class (or Z bond).  The cash flows from the underlying mortgage collateral are applied first to pay interest and then to retire securities.  The classes of securities are retired sequentially.  All principal payments are directed first to the shortest-maturity class (or A bonds).  When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity security (or B bond).  This process continues until all of the classes have been paid off.  Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors into the longer maturity classes receive no principal paydowns.

One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”).  These adjustable rate tranches, known as “floating-rate CMOs,” will be treated as Adjustable Rate Mortgage Securities (“ARMS”).  Floating-rate CMOs may be backed by fixed-rate or adjustable-rate mortgages.  Floating-rate CMOs are typically issued with lifetime “caps” on the coupon rate.  These caps, similar to the caps on ARMS, represent a ceiling beyond which the coupon rate may not be increased, regardless of increases in the underlying interest rate index.

Mortgage-related securities such as CMOs may not be readily marketable.  To the extent any of these securities are not readily marketable in the judgment of the Sub-Advisor, the Core Bond Fund and the High Yield Fund may not invest more than 15% of total assets in such securities and other illiquid securities.

Real Estate Mortgage Investment Conduits (“REMICs”).  A REMIC is a private entity formed to hold a fixed pool of mortgages secured by an interest in real property.   For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates.  Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.  A REMIC is a type of CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended.

Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBs”). SMBs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.  SMBs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBs will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.

In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities.  If the assets underlying the interest-only securities experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities.  Conversely, principal-only securities tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.  The secondary market for SMBs may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell these securities at any particular time.

Adjustable-Rate Mortgage Securities (“ARMS”).  Generally, ARMS have a specified maturity date and amortize principal over their life.  In periods of declining interest rates there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal.  However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate can and does change in accordance with movements in a particular, pre-specified, published interest rate index.  There are two main categories of indices: those based on U.S. Treasury obligations and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates.  The amount of interest on an adjustable rate mortgage is calculated by adding a specified amount to the applicable index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

The underlying mortgages which collateralize the ARMS will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan.  Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes.  These payment caps may result in negative amortization.  The value of mortgage-related securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans.  Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage-related securities in which a Fund invests to be shorter than the maturities stated in the underlying mortgages.

Inflation-Indexed Bonds.  The Core Bond Fund may invest in inflation-indexed bonds, which are fixed-income securities whose return is periodically adjusted according to the rate of inflation as indicated by the Consumer Price Index (“CPI”).  Inflation-indexed bonds may be issued by the U.S. government and agencies or instrumentalities of the U.S. government and by corporations.  There are two common accrual structures for inflation-indexed bonds.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities are issued with various maturities.   The securities issued by the U.S. Treasury, called Treasury Inflation Protected Securities or TIPS, pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed, and will fluctuate.  The Fund may also invest in other inflation related bonds, which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Preferred Stock.  The Core Bond Fund and the High Yield Fund may invest in preferred stocks.  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Repurchase Agreements.  Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement.  In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses.  To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. government obligations by the Federal Reserve Bank of New York.  The collateral securing the seller’s obligation must consist of cash or securities that are issued or guaranteed by the United States government or its agencies. The collateral will be held by the Custodian or in the Federal Reserve Book Entry System.  A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund’s acquisition of the securities and normally would be within a shorter period of time.  The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund’s investment restriction applicable to loans.  It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the security.  If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt obligation purchased for a Fund, the sub-advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.  Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price.  However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that a Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Reverse Repurchase Agreements.  In a reverse repurchase agreement a Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price.  At the time the Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Reverse repurchase agreements are considered to be borrowings by a Fund.

Covered Dollar Rolls.  The Core Bond Fund may enter into dollar rolls in which the Fund sells mortgage-based or other fixed-income securities and simultaneously commits to repurchase substantially similar, but not identical, securities on a specified future date.  In a simple dollar-roll transaction, the cash proceeds from this sale will be reinvested in high quality, short-term instruments, the maturity of which will coincide with the settlement date of the roll transaction.  A strategy may also be used with respect to the dollar roll, where a series of 6-12 consecutive dollar-roll transactions (approximately 30 days per transaction) are executed.  This allows the Fund to purchase a slightly longer duration security with the cash proceeds from the sale and capitalize on potentially higher available yields.  The additional duration from this strategy would be minimal.

The Fund will not use such transactions for leveraging purposes and, accordingly, at the time the Fund enters into a dollar roll, it will segregate liquid assets to satisfy its obligation for the forward commitment to buy the securities.  The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable.  The segregated assets effectively collateralize the Fund’s right to receive the securities at the end of the roll period(s), and also serve to minimize the leveraging effect of the transaction.

In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest, including prepayments, paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.  Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities.  Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

Dollar-roll transactions are considered to be borrowings by the Fund and the use of such transactions will be subject to the Fund’s investment limitations on borrowings.  See “Borrowing and Pledging” and “Investment Limitations.”

The risks associated with dollar rolls are market risk, since the price of the securities could drop lower than the agreed upon repurchase price during the roll period, or the securities that the Fund is required to repurchase may be worth less than the securities that the Fund originally held; and credit risk, since the counterparty to the transaction could fail to deliver the securities.  If the counterparty to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the securities may be restricted.  Finally, there can be no assurance that the Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.  Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

Foreign Securities.  Foreign companies are companies that meet all of the following criteria:  they are organized under the laws of a foreign country; they maintain their principal place of business in a foreign country; the principal trading market for their securities is located in a foreign country; they derive at least 50% of their revenues or profits from operations in foreign countries; and they have at least 50% of their assets located in foreign countries.  Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations.  Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.  The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations.  Costs are also incurred in connection with conversions between various currencies.  In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States.  Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

Foreign Market Risk. A Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges.  In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries.  Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States or otherwise adversely affect a Fund’s operations.  Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations.

Public Availability of Information.  In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies.  Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.  Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.  Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions.  If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period.  If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, a Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors comparable to the U.S. securities laws.  For example, some foreign countries may have no laws or rules against insider trading.  Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company.  In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as a Fund.  Accounting standards in other countries are not necessarily the same as in the United States.  If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund to completely and accurately determine a company’s financial condition.  Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States.  This reduces the amount a Fund can earn on its investments.

Foreign Currency Risk.  While a Fund’s net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies.  Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency.  Some of the factors that may impair the investments denominated in a foreign currency are: (1) It may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) The inter-bank market in foreign currencies is a global, around-the-clock market.  To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

The Core Bond Fund may invest in debt securities denominated in foreign currencies (up to 20% of total assets).  The High Yield Fund may invest in securities of foreign companies (up to 15% of total assets), but only up to 5% of its total assets in securities of foreign companies that are denominated in a currency other than the U.S. dollar.

Emerging Market Securities.  Emerging market countries are generally countries that are included in the MSCI Emerging Markets Index, or otherwise excluded from the MSCI World Index. As of January 1, 2014, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.   The country composition of the MSCI Emerging Markets Index and the MSCI World Index can change over time.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries.  In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  There is no assurance that such expropriations will not reoccur.  In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.  As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  In certain countries with emerging capital markets, reporting standards vary widely.  As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable.  Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of a Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.  The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.  A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Some emerging market countries currently prohibit direct foreign investment in the securities of their companies.  Certain emerging market countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds may be subject to the provisions of the 1940 Act limiting investments in other investment companies.  Shareholders of a Fund that invests in such investment funds will bear not only their proportionate share of the expenses of a Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds.  In addition, these investment funds may trade at a discount or premium to the fund’s net asset value.

Participatory notes (commonly known as P-notes) are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses.  These securities are not registered with the Securities and Exchange Board of India.  Participatory notes are similar to American depositary receipts (“ADRs”), which are negotiable certificates issued by a U.S. bank and traded on U.S. exchanges. ADRs are denominated in U.S. dollars and represent a specified number of shares in a foreign security held by a U.S. financial institution located in a foreign country. Both P-notes and ADRs are subject to the risks discussed above with respect to securities of foreign issuers in general.

Each of the High Yield Fund and the Core Bond Fund may invest up to 10% of its total assets at the time of purchase in emerging market securities.

Sovereign Debt.  Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal or interest when due in accordance with the terms of such debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject.  Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts.  Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Forward Foreign Currency Contracts.  The Core Bond Fund and High Yield Fund may enter into forward foreign currency contracts to increase or decrease exposure to specific currencies, to hedge against adverse impacts on the Fund’s portfolio caused by currency fluctuations, and to seek additional returns.  A Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position.  A Fund will segregate or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.

A Fund may enter into forward foreign currency exchange contracts whenever a sub-advisor determines that it is in a Fund’s best interest to do so.  These contracts may be bought or sold to protect a Fund, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar.  A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract.  A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of a Fund’s securities denominated in such foreign currency.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency.  However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities.  Rather, they simply establish a rate of exchange which one can obtain at some future point in time.  Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.  At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency.  A Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.  Also, when a Fund’s sub-advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency.  With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures.  In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency.  A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain.  Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward foreign currency contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the sub-advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate.  Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a forward foreign currency contract upon its expiration if it desires to do so.  Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Futures Contracts and Options on Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.  An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.  A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument.  Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its exposure.  A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.  In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges.  Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck.  No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts.  Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.”  Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as “marking to market”).  The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices.  Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.  Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return.  When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks.  To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations.  If the Fund continues to engage in the described investment techniques and properly covers its investment in the manner described above, the segregated account or other form of coverage will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding investments.  Additionally, such coverage will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

Each fund except the Institutional Money Market Fund may invest in futures.

Temporary Defensive Positions. A Fund may take temporary defensive positions that are inconsistent with the Fund’s normal investment strategies in response to adverse or unusual market, economic, political, or other conditions as determined by a Fund’s sub-advisor. Such positions could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments.  In addition, a Fund may hold uninvested cash on a temporary basis if, in a sub-advisor’s discretion, market conditions warrant.  A Fund’s uninvested cash balances may or may not earn interest while maintained at the Fund’s custodian.  There is no limit on the extent to which a Fund may take temporary defensive positions. In taking such positions, the Fund may fail to achieve its investment goal.

Borrowing and Pledging.  Each Fund except the Institutional Money Market Fund may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted by applicable law.  The 1940 Act requires the Funds to maintain asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of at least 300% for all such borrowings.  If at any time the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this test.  A Fund will not make any borrowing or enter into a reverse repurchase agreement or dollar roll transaction that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

The Institutional Money Market Fund may borrow money from banks (provided there is 300% asset coverage) for temporary or emergency purposes and to meet redemptions and may pledge assets to secure such borrowings.  The Institutional Money Market Fund will not make any borrowings that would cause its outstanding borrowing to exceed one-third of the value of its total assets.  The Institutional Money Market Fund may pledge assets in connection with borrowings but will not pledge more than one third of its total assets.  The Institutional Money Market Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so.  In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial.  The interest paid by a Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.  Borrowing magnifies the potential for gain or loss on a Fund’s portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value (“NAV”).  This is the speculative factor known as leverage.  To reduce the risks of borrowing, the Funds will limit their borrowings as described below.  In addition, the Core Bond Fund may enter into reverse repurchase agreements and dollar roll transactions that are treated as borrowings by the Fund.

Certain of the Funds have adopted non-fundamental limitations which restrict circumstances in which and the degree to which the Funds can engage in borrowing.  As a matter of current operating policy, and except for the use of reverse repurchase agreements and dollar rolls, the Core Bond Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets, as a temporary measure for extraordinary or emergency purposes.  The Core Bond Fund may pledge assets in connection with such borrowings but will not pledge more than 10% of its total assets.  The Core Bond Fund will not make any additional purchases of portfolio securities if outstanding borrowings, other than reverse repurchase agreements and dollar rolls, exceed 5% of the value of its total assets.  These operating policies are not fundamental and may be changed by the Board without shareholder approval.

As a matter of current operating policy, the High Yield Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets, as a temporary measure for extraordinary or emergency purposes.  The High Yield Fund may pledge assets in connection with such borrowings but will not pledge more than 10% of its total assets.  The High Yield Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.  These operating policies are not fundamental and may be changed by the Board without shareholder approval.

As a matter of current operating policy, the Money Market Fund may borrow money from banks (including its custodian bank) or from other lenders to the extent permitted by applicable law, for temporary or emergency purposes and to meet redemptions and may pledge assets to secure such borrowings.  The Money Market Fund does not intend to purchase securities for investment during periods when the sum of bank borrowings exceed 5% of its total assets.  This operating policy is not fundamental and may be changed by the Board without shareholder approval.

Securities Lending.  In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by each Fund.  All collateral must equal at least 100% of the market value of the loaned securities.  A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral.  Collateral is marked to market daily.  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.  The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned:  (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.

Bank Debt Instruments.  Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.  Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Investments in time deposits maturing in more than seven days will be subject to the Funds’ restrictions on illiquid investments (see “Investment Limitations”).

The Money Market Fund, Institutional Money Market Fund and the Core Bond Fund may also invest in certificates of deposit, bankers’ acceptances and time deposits issued by foreign branches of national banks.  Eurodollar certificates of deposit are negotiable U.S. dollar denominated certificates of deposit issued by foreign branches of major U.S. commercial banks.  Eurodollar bankers’ acceptances are U.S. dollar denominated bankers’ acceptances “accepted” by foreign branches of major U.S. commercial banks.  Investments in the obligations of foreign branches of U.S. commercial banks may be subject to special risks, including future political and economic developments, imposition of withholding taxes on income, establishment of exchange controls or other restrictions, less governmental supervision and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  In addition, evidences of ownership of portfolio securities may be held outside of the U.S. and the Funds may be subject to the risks associated with the holding of such property overseas.  Various provisions of federal law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks.  The sub-advisor, subject to the oversight of the Board, considers these factors when making investments.  The Funds do not limit the amount of their assets that can be invested in any one type of instrument or in any foreign country in which a branch of a U.S. bank or the parent of a U.S. branch is located.  Investments in obligations of foreign banks are subject to the overall limit of 25% of total assets that may be invested in a single industry.

Securities of Other Investment Companies. Such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.  The 1940 Act limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies.  These investment companies typically incur fees that are separate from those fees incurred directly by the Fund.  A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

The Institutional Money Market Fund will not invest more than 5% of its total assets in securities of any investment company and will not invest more than 10% of its total assets in the securities of other investment companies.

Commercial Paper and Other Short-Term Obligations.  Commercial paper (including variable amount master demand notes) consists of short-term unsecured promissory notes issued by U.S. corporations, partnerships, trusts or other entities in order to finance short-term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days remaining to maturity at the date of purchase.  Certain notes may have floating or variable rates.  Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds’ restrictions on illiquid investments (see “Investment Limitations”) unless, in the judgment of the sub-advisor, subject to the oversight of the Board, such note is liquid.

Variable-Rate Demand Instruments.  The Funds may purchase variable-rate demand instruments.  Variable-rate demand instruments that the Funds will purchase are obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specific number of days’ notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

The variable-rate demand instruments in which the Funds may invest are payable on not more than thirty calendar days’ notice either on demand or at specified intervals not exceeding thirteen months depending upon the terms of the instrument.  The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to thirteen months and their adjustments are based upon LIBOR or other prevailing interest rates as provided in the respective instruments.  A security is priced at a coupon rate that causes its value to approximate par.  Each Fund may only purchase variable rate demand instruments which have received a short-term rating meeting that Fund’s quality standards from a Nationally Recognized Statistical Rating Organization (“NRSRO”) or unrated variable rate demand instruments determined by the sub-advisor to be of comparable quality.  If such an instrument does not have a demand feature exercisable by a Fund in the event of default in the payment of principal or interest on the underlying securities, then the Fund will also require that the instrument have a rating as long-term debt in one of the top two categories by any NRSRO.  The sub-advisor may determine that an unrated variable rate demand instrument meets a Fund’s quality criteria if it is backed by a letter of credit or guarantee or insurance or other credit facility that meets the quality criteria for the Fund or on the basis of a credit evaluation of the underlying obligor.  If an instrument is ever deemed to not meet a Fund’s quality standards, such Fund either will sell it in the market or exercise the demand feature as soon as practicable.

While the value of the underlying variable-rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments.  Accordingly, as interest rates decrease or increase, the potential for capital depreciation is less than would be the case with a portfolio of fixed-income securities.  Each Fund may hold variable-rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate-demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits.  Because the adjustment of interest rates on the variable-rate demand instruments is made in relation to movements of the applicable banks’ “prime rate,” or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed-rate securities.  Accordingly, interest rates on the variable-rate demand instruments may be higher or lower than current market rates for fixed-rate obligations or obligations of comparable quality with similar maturities.

As a matter of current operating policy, each of the Core Bond Fund and the High Yield Fund will not invest more than 15%, and the Money Market Fund will not invest more than 10%, of its net assets in (1) variable rate demand instruments as to which it cannot exercise the demand feature on not more than seven days’ notice if it is determined that there is no secondary market available for these obligations and (2) all other illiquid securities.  These operating policies are not fundamental and may be changed by the Board without shareholder approval.  As a matter of fundamental policy, the Institutional Money Market Fund will not invest more than 5% of its net assets in (1) variable rate demand instruments as to which it cannot exercise the demand feature on not more than seven days’ notice if it is determined that there is no secondary market available for these obligations and (2) all other illiquid securities.  The Funds intend to exercise the demand repurchase feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to a Fund in order to make redemptions of its shares, or (3) to maintain the quality standards of a Fund’s investment portfolio.

Restricted Securities.  Each of the High Yield Fund and the Core Bond Fund may invest up to 10% of its total assets in restricted securities (other than Rule 144A securities deemed to be liquid pursuant to procedures approved by the Fund’s Board).  The Money

Market Fund and the Institutional Money Market Fund may each invest up to 5% of their total assets in restricted securities (other than Section 4(s)2 commercial paper deemed to be liquid pursuant to procedures approved by the Board).  Restricted securities cannot be sold to the public without registration under the Securities Act of 1933.  The absence of a trading market can make it difficult to ascertain a market value of illiquid investments.  Disposing of illiquid investments may involve time-consuming negotiation and legal expenses.  Restricted securities generally can be sold in a privately negotiated transaction, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering.  Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.  However, in general, the Funds anticipate holding restricted securities to maturity or selling them in an exempt transaction.

Asset-Backed Securities.  The Core Bond Fund may invest in certain asset-backed securities such as securities whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts or a pool of credit card loan receivables.  The credit quality of an asset-backed security (“ABS”) transaction depends on the performance of the underlying assets.  To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.  Some ABS are subject to interest-rate risk and prepayment risk.  A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities.  ABS also carry credit or default risk.  If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction.  Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk.  Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses.  These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator.  Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Municipal Securities.  The Money Market Fund, Institutional Money Market Fund and the Core Bond Fund may invest in taxable and tax-exempt municipal securities.  Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities.  Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes.  Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds.  General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility.  The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.  Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Although the interest on municipal securities may be exempt from Federal income tax, dividends paid by the Fund to its shareholders may not be tax-exempt.

Guaranteed Investment Contracts.  The Money Market Fund and the Institutional Money Market Fund may make investments in obligations issued by highly rated U.S. insurance companies, such as guaranteed investment contracts and similar funding agreements (collectively “GICs”).  A GIC is a general obligation of the issuing insurance company and not a separate account.  Under these contracts, the Fund makes cash contributions to a deposit fund of the insurance company’s general account.  The insurance company then credits to the Fund on a monthly basis guaranteed interest that is based on an index.  The GICs provide that this guaranteed interest will not be less than a certain minimum rate.  GIC investments that do not provide for payment within seven days after notice are subject to a Fund’s policy regarding investments in illiquid securities.

Private Placement Investments.  The Money Market Fund, the High Yield Fund, the Core Bond Fund and the Institutional Money Market Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933.  Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution.  Any resale by the purchaser must be in an exempt transaction.  Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.  If a sub-advisor determines that Section 4(2) commercial paper and other restricted securities that meet the criteria for liquidity established pursuant to procedures approved by the Board are sufficiently liquid, then the Funds may exclude such restricted securities from the investment limitation applicable to illiquid securities.  In addition, because Section 4(2) commercial paper is liquid, the Funds do not intend to subject such paper to the limitation applicable to restricted securities.

The Board has adopted procedures that require a sub-advisor to consider the following criteria in determining the liquidity of certain restricted securities (including Section 4(2) commercial paper): the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.  The Board has delegated to the Fund’s sub-advisor the daily function of determining and monitoring the liquidity of restricted securities pursuant to the above criteria and guidelines adopted by the Board.  The Board will monitor and periodically review the sub-advisor’s determinations as to its liquidity.

Loan Participations.  The Core Bond Fund may invest, subject to an overall 33% limit on loans, in loan participations, typically made by a syndicate of banks to U.S. and non-U.S. corporate or governmental borrowers for a variety of purposes.  The underlying loans may be secured or unsecured, and will vary in term and legal structure.  When purchasing such instruments, the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower.  Investments in loan participations present the possibility that the Fund could be held liable as a co-lender under emerging legal theories of lender liability.  In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral.  Loan participations are generally not rated by major rating agencies and may not be protected by securities laws.  Also, loan participations are generally considered to be illiquid and are therefore subject to the Fund’s overall 15% limitation on illiquid securities.

Zero Coupon Bonds.  The Core Bond Fund is permitted to purchase zero coupon securities (“zero coupon bonds”).  Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments.  The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations.  This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future.  For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity.  Although zero coupon bonds do not pay interest to holders prior to maturity, federal income tax law requires the Fund to recognize as interest income a portion of the bond’s discount each year and this income must then be distributed to shareholders along with other income earned by the Fund.  To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sale of portfolio securities.  In such cases, the Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

Lower-Rated and Unrated Securities.  The High Yield Fund and the Core Bond Fund may invest in higher yielding (and, therefore, higher risk), lower rated fixed-income securities, including investment-grade securities, junk bonds and unrated securities.  Securities rated in the fourth highest category by S&P or Moody’s, BBB and Baa, respectively, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds,” offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  The yield of junk bonds will fluctuate over time.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds.  In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk.  The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.  Since the risk of default is higher for lower rated debt securities, the Sub-Advisor’s research and credit analysis are an especially important part of managing securities of this type held by a Fund.  In light of these risks, the Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters.

In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded.  The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective NAVs.   Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations.  If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders.  Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities.  If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities.

Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require sale of the security by the Fund, but the Sub-Advisor will consider this event in its determination of whether the Fund should continue to hold the security.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services.  Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available.  Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability of holders of such securities to dispose of them.

In considering investments for a Fund, the Sub-Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future.  The Sub-Advisor’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

Rating Agencies.  The ratings applicable to the Funds’ fixed-income investments by NRSROs appears in the Appendix A to this SAI.

U.S. Government Securities.  U.S. Government Securities include: securities issued directly by the U.S. Treasury such as Treasury bills, notes and bonds; securities issued by agencies or instrumentalities of the U.S. government, such as Ginnie Mae, Fannie Mae, Freddie Mac, Federal Government Loan Mortgage Corporation (“FGLMC”), Student Loan Marketing Association (“SLMA”), Small Business Administration (“SBA”), Tennessee Valley Authority (“TVA”) and OPIC;  U.S. Treasuries issued without interest coupons (“STRIPS”); and inflation-indexed bonds issued by the U.S. Treasury which have their principal value periodically adjusted to the rate of inflation.

Some U.S. government securities are backed by the full faith and credit of the U.S. government, meaning that payment of principal and interest is guaranteed by the U.S. government.  Other U.S. government securities are backed only by the credit of the agency or instrumentality issuing the security, which may include the right of the issuer to borrow from the U.S. Treasury. Securities backed by the full faith and credit of the U.S. government include U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds, Ginnie Mae securities and OPIC securities.  Securities backed only by the credit of the government agency issuing the security include securities issued by the Fannie Mae, Freddie Mac, FGLMC, SLMA, SBA and TVA.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA.”  The value of shares of a Fund that may invest in U.S. government obligations may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating.  While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

INVESTMENT LIMITATIONS

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund’s outstanding shares.

The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.  Except for the limitations on illiquid securities and bank borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.

Several of these fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to a

Fund.

All Funds except Touchstone Institutional Money Market Fund. The fundamental investment limitations for all funds except Touchstone Institutional Money Market Fund are:

1.             Borrowing Money.  The Funds may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

2.             Underwriting.  The Funds may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

3.             Loans.  The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, where the loans do not exceed 33 1/3% of a Fund’s assets, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

4.             Real Estate.  The Funds may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by real estate or interests in real estate, and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

5.             Commodities.  The Funds may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

6.             Concentration.  The Funds may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States government, its agencies or its instrumentalities) if, as a result, more than 25% of a Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

7.             Senior Securities.  The Funds may not issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

8.             Diversification. For diversified funds only, the Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Institutional Money Market Fund. The fundamental investment limitations for this Fund are:

1.             Borrowing Money.  The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets.  The Fund also will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

2.             Pledging.  The Fund will not mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  The Fund will not mortgage, pledge, or hypothecate more than one-third of its assets in connection with borrowings.

3.             Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.             Illiquid Investments.  The Fund will not hold more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5.             Real Estate.  The Fund will not purchase, hold, or deal in real estate.

6.             Commodities.  The Fund will not purchase, hold, or deal in commodities or commodities futures contracts, or invest in oil, gas or other mineral explorative or development programs.  This limitation is not applicable to the extent that the U.S.

government obligations in which the Fund may otherwise invest would be considered to be such commodities, contracts or investments.

7.             Loans.  The Fund will not make loans to other persons, except (a) by loaning portfolio securities, where the loans do not exceed 33 1/3% of a Fund’s assets, or (b) by engaging in repurchase agreements.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of U.S. government obligations.

8.             Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

9.             Short Sales and Options.  The Fund will not sell any securities short or sell put and call options.  This limitation is not applicable to the extent that sales by the Fund of securities in which the Fund may otherwise invest would be considered to be sales of options.

10.          Other Investment Companies.  The Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of its total assets in securities of other investment companies.

11.          Concentration.  The Fund will not invest more than 25% of its total assets in a particular industry; this limitation is not applicable to investments in obligations issued by the U.S. government, its territories and possessions, the District of Columbia, and their respective agencies and instrumentalities or repurchase agreements with respect thereto.

12.          Mineral Leases.  The Fund will not purchase oil, gas, or other mineral leases or exploration or development programs.

13.          Senior Securities.  The Fund will not issue or sell any senior security as defined by the 1940 Act except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

14.          Diversification. The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-fundamental investment limitations. Each Fund also has adopted certain non-fundamental investment limitations.  A non-fundamental investment limitation may be amended by the Board without a vote of shareholders.

The following non-fundamental investment limitations apply to each Fund:

1. Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

2. Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging, or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

3. Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.  Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

4. Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund’s current investment policy on lending is as set forth above.

5. Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, and derivative transactions, with appropriate earmarking or segregation of assets to cover such obligation.

The Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in this SAI immediately after and as a result of its acquisition of such security or other asset.  Accordingly, the Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

All Funds. The following is a non-fundamental investment limitation of all Funds: The Fund does not intent to pledged, mortgaged or hypothecated its assets.

Touchstone High Yield Fund and Touchstone Core Bond Fund. The following are non-fundamental investment limitations of these Funds:

1.             High Yield Fund Only.  Borrow money (including through reverse repurchase agreements or forward-roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings exceed 5%;

2.             Core Bond Fund Only.  Borrow money, except through reverse repurchase agreements and dollar rolls, and except that the Fund may borrow through means other than reverse repurchase agreements or dollar rolls for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings, excluding dollar rolls and reverse repurchase agreements, exceed 5%;

3.             Pledge, mortgage, or hypothecate for any purpose in excess of 10% of a Fund’s total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, dollar rolls, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

4.             Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

5.             Sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

6.             Invest for the purpose of exercising control or management;

7.             Hold more than 15% of a Fund’s net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid by the Board; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Fund’s Board has determined the commercial paper to be liquid; or (ii) is rated in one of the two highest categories by one nationally recognized statistical rating organization and the Fund’s Board has determined that the commercial paper is equivalent quality and is liquid;

8.             Invest more than 10% of a Fund’s total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than Rule 144A Securities deemed liquid by the Fund’s Board);

9.             Purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

10.          Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of a Fund’s net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Funds have no current intention to engage in short selling);

11.          Purchase puts, calls, straddles, spreads, and any combination thereof if by reason thereof the value of the Fund’s aggregate investment in such classes of securities will exceed 5% of its total assets;

12.          Write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of a Fund’s net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund’s obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, a Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

13.          Buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund’s total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of a Fund’s total assets.

Money Market Fund. The following are non-fundamental investment limitations of this Fund:

1.             Illiquid Investments.  The Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 5% of the value of its net assets would be invested in such securities.

2.             Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

3.             Short Sales.  The Fund will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

TRUSTEES AND OFFICERS

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, and for the Trustees, number of funds overseen in the Touchstone Fund Complex and other directorships held.  All Funds managed by the Advisor are part of the “Touchstone Fund Complex.”  The Touchstone Fund Complex consists of the Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.  The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.”

Interested Trustees(1):
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During Past 5 Years(3)
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company) from 1999 to the present.	50

Director of LaRosa’s, Inc. (a restaurant chain) from 1999 to the present; IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors (the Trust’s investment advisor and administrator) from 1999 to the present; W&S

Brokerage Services (a brokerage company) from 1999 to the present; and W&S Financial Group Distributors (a distribution company) from 1999 to the present.

Independent Trustees:
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During Past 5 Years(3)
Phillip R. Cox 105 East Fourth Street Cincinnati, OH Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	50

Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present.

William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Senior Vice President and Chief Financial Officer (from 2003 to the present) of Cintas Corporation (a business services company).	50	None
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Financial Analyst for Impact 100 (Charitable Organization) from 11/2012 to 2013.	50	Trustee of Cincinnati Parks Foundation (a charitable organization) from 2000 to the present; and Trustee of Episcopal Retirement Homes Foundation from 1998 to 2011 (a charitable organization).

Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a private multinational holding company) from 2004 to present.	50

Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to present; Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to present; and Director of Interventional Imaging, Inc. (a medical device company) from 2004 to 2011.

Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth:	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to present.	50	Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to present; Mercy Health Foundation from 2007 to present.

(1)         Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2)         As of September 30, 2013, the Touchstone Fund Complex consisted of 13 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust, 18 series of Touchstone Strategic Trust, 3 series of Touchstone Tax-Free Trust, 11 variable annuity series of Touchstone Variable Series Trust, and 4 series of the Trust.

(3)         Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

Principal Officers:
Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1955	President	Until resignation, removal or disqualification President since 2004; President from 2000-2002	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.; Director of Product Design of Klein Decisions, Inc. 2003 — 2010.

Timothy S. Stearns 303 Broadway Cincinnati, OH Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since August 2013

Chief Compliance Officer of Touchstone Advisors, Inc., Chief Compliance Officer of Envestnet Asset Management, Inc. (2009 to 2013) and Chief Compliance Officer, Franklin Templeton Investments (1997 to 2009).

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller since has 2006 Treasurer since has 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Elizabeth Freeman BNY Mellon 201 Washington Street Boston, MA 02108 Year of Birth: 1962	Secretary	Until resignation, removal or disqualification Secretary since 2011.	Managing Director and Senior Counsel of BNY Mellon Investment Servicing (US) Inc.

(1) Each officer also holds the same office with the Trust, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

Additional Information About the Trustees

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes, and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, sub-advisors, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee can make to the Board and the Funds.

In addition, the following specific experience, qualifications, attributes and skills apply as to each Trustee: Ms. McGruder has experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Advisor; Mr. Cox has experience as a chief executive officer of a financial services company and director of companies from varied industries; Mr. Gale has experience as a chief financial officer, an internal auditor of various global companies, and has accounting experience as a manager at a major accounting firm; Ms. Hickenlooper, executive and board experience at various businesses, foundations and charitable organizations; Mr. Lerner, owner of a management consulting services company and executive experience at various businesses; Mr. Robie, portfolio management experience at a private multinational holding company; Mr. Siekmann, accounting experience as a partner at a major accounting firm, director experience at another mutual fund complex, executive experience at various businesses, and a leadership role at a charitable organization; and Mr. VonderBrink, experience as a consultant and director of other corporations.  In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Board Structure

The Board is composed of five Independent Trustees and one Interested Trustee, Jill T. McGruder, who is Chairperson of the Board.  The Board has appointed Phillip R. Cox to serve as the Lead Independent Trustee. Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Cox regularly on various Trust issues, as appropriate.  Mr. Cox, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified herein, the designation of Lead Independent Trustee does not generally impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board.  The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel.  These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below).  The Board conducts much of its work through these Committees.  Each Committee is comprised entirely of Independent Trustees, which ensures that the Funds have effective and independent governance and oversight.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees and the Board in a manner that enhances effective oversight.  The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trust given:  (1) the extensive oversight provided by the Trust’s Advisor over the affiliated and unaffiliated sub-advisors that conduct the day-to-day management of the Funds of the Trust, (2) the extent to which the work of the Board is conducted through the standing Committees, (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson and (4) the Interested Chairperson’s additional roles as a director of the Advisor and the Distributor and senior executive of IFS Financial Services, Inc., the Advisor’s parent company, and of other affiliates of the Advisor, which enhance the Board’s understanding of the operations of the Advisor and the role of the Trust and the Advisor within Western & Southern Financial Group, Inc.  The Board also believes that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests.  In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust’s management.

Board Oversight of Risk

Consistent with its responsibilities for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established.  Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Under the overall supervision of the Board, the Advisor, sub-advisors, and other key service providers to the Funds, including the administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures and controls to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the Chief Compliance Officer (“CCO”), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Board and the Audit Committee receive regular reports from the Trust’s independent auditors on internal control and financial reporting matters.  On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program.  In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments.  The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the sub-advisors to the Funds.

Standing Committees of the Board

The Board is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust’s Declaration of Trust.  The Board has established the following Committees to assist in its oversight functions.  Each Committee is composed entirely of Independent Trustees.

Audit Committee.  All of the Independent Trustees are members of the Audit Committee.  William C. Gale serves as the Committee Chair. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies, practices and internal controls.  During the fiscal year ended September 30, 2013, the Audit Committee held 4 meetings.

Governance Committee.  All of the Independent Trustees are members of the Governance Committee.  Susan J. Hickenlooper serves as the Committee Chair. The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues.  During the fiscal year ended September 30, 2013, the Governance Committee held 4 meetings.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board.  The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Susan J. Hickenlooper, Chair of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202.  Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Trustee Ownership in the Touchstone Funds

The following table reflects the Trustees’ beneficial ownership in the Funds and the Touchstone Fund Complex as of December 31, 2013:

	Dollar Range of Securities in				Aggregate Dollar Range of Securities in
Trustees	Core Bond Fund	High Yield Fund	Money Market Fund	Institutional Money Market Fund	the Touchstone Fund Complex(1)
Jill T. McGruder	$50,000-100,000	$50,000-100,000	$1,000-$10,000	None	Over $100,00
Phillip R. Cox	None	None	None	None	None
William C. Gale	None	None	None	None	None
Susan J. Hickenlooper	None	None	None	None	None
Kevin Robie	None	None	None	None	None
Edward VonderBrink	None	None	None	None	None

(1)As of December 31, 2013, the Touchstone Fund Complex consisted of 4 series of the Trust, 13 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust, 19 series of Touchstone Strategic Trust, 3 series of Touchstone Tax-Free Trust, and 10 variable annuity series of Touchstone Variable Series Trust.

Trustee Compensation

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended September 30, 2013:

Name	Compensation from the Trust(1)	Aggregate Compensation from the Touchstone Fund Complex(1), (2)
Philip R. Cox	$8,342.64	$113,100
William C. Gale	$3,923.39	$50,000
Susan J. Hickenlooper	$7,371.90	$99,888
Jill T. McGruder	$0	$0
Kevin Robie	$2,000	$25,000
Edward VonderBrink	$2000	$25,000

(1)         The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows the Independent Trustees to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000.  The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Family of Funds during the 12 months ended September 30, 2013 is $4,000.

(2)         As of September 30, 2013, the Touchstone Fund Complex consisted of 4 series of the Trust, 3 series of Touchstone Tax-Free Trust, 18 series of Touchstone Strategic Trust, 11 variable annuity series of Touchstone Variable Series Trust, 13 series of Touchstone Funds Group Trust and 1 series of Touchstone Institutional Funds Trust.

The following table shows the Trustee quarterly compensation schedule:

	Quarterly Retainer	Governance Committee	Audit Committee	Board Meeting Fees
Beginning 1/1/14	$13,500	$4,500	$4,500	$5,000
1/1/13-12/31/13	$11,000	$4,500	$4,500	$5,000

Lead Independent Trustee Fees
Beginning 1/1/14	$5,000
1/1/13-12/31/13	$5,000

Committee Chair Fees
Beginning 1/1/14	$1,000	$1,500	$1,500
1/1/13-12/31/13	$1,000	$1,500	$1,500

Telephonic Meeting Attendance Fee = $1,500

All fees are typically split equally among the Funds comprising the Touchstone Fund Complex.

THE ADVISOR

Touchstone Advisors, Inc. (the “Advisor” or “Touchstone Advisors”) is the Funds’ investment advisor under the terms of an advisory agreement (the “Advisory Agreement”) dated May 1, 2000, as amended.  Under the Advisory Agreement, the Advisor reviews, supervises and administers the Funds’ investment program, subject to the oversight of, and policies established by, the Board of the Trust.  The Advisor determines the appropriate allocation of assets to each Fund’s sub-advisor(s) (the “Sub-Advisors”).

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund, and, in either case, (ii) by the vote of a majority of the Board who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Advisor, or by the Advisor on 90 days’ written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western- Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc.  Western & Southern Financial Group. is a wholly-owned subsidiary of Western & Southern Mutual Holding Company (“Western & Southern”).  Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor.  Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Manager-of-Manager’s Structure

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval (a “manager-of-managers structure”).  The Trust, on behalf of each Fund, seeks to achieve its investment goal by using a manager-of-managers structure.  Under a manager-of-managers structure, the Advisor acts as investment advisor, subject to direction from and oversight by the Board, to allocate and reallocate the Fund’s assets among sub-advisors, and to recommend that the Board hire, terminate or replace unaffiliated sub-advisors without shareholder approval.  By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any fund in which the manager of managers approach is chosen.

Fees Paid to the Advisor

For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below.  Each Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the current month.

Fund	Investment Advisory Fee
Core Bond Fund	0.50% of average daily net assets up to $100 million; 0.45% of assets from $100 million to $200 million; 0.40% of assets from $200 million to $300 million; and 0.35% of assets over $300 million
High Yield Fund	0.60% of average daily net assets up to $50 million; 0.50% of assets from $50 million to $300 million; and 0.45% of assets over $300 million
Institutional Money Market Fund	0.20% of average daily net assets
Money Market Fund	0.50% of average daily net assets up to $50 million; 0.45% of assets from $50 million to $150 million; 0.40% of assets from $150 million to $250 million; and 0.375% of assets over $250 million

Each Fund shall pay the expenses of its operation, including but not limited to (i) charges and expenses of outside pricing services, (ii) the charges and expenses of auditors; (iii) the charges and expenses of its custodian, transfer agent and administrative agent appointed by the Trust with respect to a Fund; (iv) brokers’ commissions, and issue and transfer taxes chargeable to a Fund in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Funds with the SEC, state or blue sky securities agencies and foreign countries; (vii) all expenses of meetings of the Board and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of the Independent Trustees of the Trust; (x) compliance fees and expenses; and (xi) interest on borrowed money, if any.  The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor is paid by the Advisor.

By its terms, the Funds’ investment advisory agreement will remain in force for an initial period of two years and from year to year thereafter, subject to annual approval by (a) the Board or (b) a vote of the majority of a Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.  The Funds’ investment advisory agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board, by a vote of a majority of a Fund’s outstanding voting securities, or by the Advisor.  The investment advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.  Each class of shares of a Fund pays its respective pro rata portion of the advisory fee payable by the Fund.

Expense Limitation Agreement. Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure certain Funds’ total annual operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business) do not exceed the contractual limits set forth below.  The contractual limits set forth below have been adjusted for each class of each Fund to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable.  Fee waivers or expense reimbursements are calculated and applied monthly, based on each Fund’s average net assets during such month.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for a Fund.  No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount.

Advisory Fees and Fee Waivers or Reimbursements. For the fiscal years ended September 30, 2011, 2012 and 2013 the Trust paid advisory fees and received waivers and/or reimbursements as shown in the following table:

	Advisory Fees Paid			Fee Waivers or Reimbursements
Fund	2011	2012	2013	2011	2012	2013
Core Bond Fund	$240,626	$434,798	$722,694	$210,287	$340,013	$508,038
High Yield Fund	$918,683	$1,290,319	$1,853,187	$285,596	$282,384	$521,402
Institutional Money Market Fund	$734,260	$847,979	$1,033,782	$800,652	$827,978	$1,060,128
Money Market Fund	$1,076,818	$1,015,299	$1,109,189	$1,878,303	$1,829,953	$2,198,426

THE SUB-ADVISOR AND PORTFOLIO MANAGERS

The Advisor has selected Fort Washington Investment Advisors, Inc. (“Fort Washington”) to manage each Fund’s assets.  Fort Washington makes the investment decisions for each Fund, and continuously reviews, supervises, and administers a separate investment program for each Fund, subject to the oversight of, and policies established by, the Board.

Each Sub-Advisory Agreement provides that a Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties.

For its services, Fort Washington receives a fee from the Advisor.  Fort Washington’s base fee with respect to each sub-advised Fund is accrued daily and paid monthly, based on the Fund’s average net assets allocated to the Sub-Advisor during the current month. Each Sub-Advisor’s base fee with respect to each sub-advised Fund is accrued daily and paid monthly, based on the Fund’s average net assets allocated to the Sub-Advisor during the current month.

A description of each sub-advisor is below. In addition, the following charts list the Funds’ portfolio managers, the number of their other managed accounts per investment category, the total assets in each category of managed accounts and their beneficial ownership in their managed Fund(s) at the end of the September 30, 2013 fiscal year.  Listed below the charts is (i) a description of the portfolio managers’ compensation structure as of September 30, 2013, and (ii) a description of any material conflicts that may arise in connection with the portfolio manager’s management of the Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager.  As of September 30, 2013, no portfolio manager managed an account where the advisory fee is based on the performance of the account.

Fort Washington Investment Advisors, Inc. Fort Washington Investment Advisors, Inc. (“Fort Washington”), 303 Broadway, Suite 1200, Cincinnati, Ohio, 45202, serves as sub-advisor to the Funds, and is controlled by Western & Southern. Ms. McGruder may be deemed to be an affiliate of Fort Washington.

Touchstone High Yield Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number Other of Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Brendan M. White
Registered Investment Companies	1	$14.7	0	N/A
Other Pooled Investment Vehicles	4	$1,483.1	0	N/A
Other Accounts	23	$4,589.9	0	N/A
Timothy Jossart
Registered Investment Companies	1	$14.7	0	N/A
Other Pooled Investment Vehicles	4	$1,483.1	0	N/A
Other Accounts	23	$4,589.9	0	N/A

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of September 30, 2013:

Portfolio Manager	Dollar Range of Fund Shares Owned
Brendan White	$500,000-$1,000,000
Timothy Jossart	$25,000-$50,000

Touchstone Core Bond Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number Other of Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Timothy J. Policinski
Registered Investment Companies	1	$290.4	0	N/A
Other Pooled Investment Vehicles	1	$118.0	0	N/A
Other Accounts	55	$1,302.4	0	N/A
Daniel J. Carter
Registered Investment Companies	1	$290.4	0	N/A
Other Pooled Investment Vehicles	1	$118.0	0	N/A
Other Accounts	55	$1,302.4	0	N/A

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of September 30, 2013:

Portfolio Manager	Dollar Range of Fund Shares Owned
Timothy J. Policinski
Daniel J. Carter	$1-$10,000

Touchstone Institutional Money Market Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number Other of Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
John J. Goetz
Registered Investment Companies	5	$630.1	0	N/A
Other Pooled Investment Vehicles	12	$770.8	0	N/A
Other Accounts	3	$5.3	0	N/A
Jay M. Devine
Registered Investment Companies	4	$579.2	0	N/A
Other Pooled Investment Vehicles	12	$770.8	0	N/A
Other Accounts	0	$0	0	N/A

Touchstone Money Market Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number Other of Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
John J. Goetz
Registered Investment Companies	5	$897.1	0	N/A
Other Pooled Investment Vehicles	12	$770.8	0	N/A
Other Accounts	3	$5.3	0	N/A
Jay M. Devine
Registered Investment Companies	4	$846.2	0	N/A
Other Pooled Investment Vehicles	12	$770.8	0	N/A
Other Accounts	0	$0	0	N/A

	Dollar Range of Fund Shares Owned
Portfolio Manager	Money Market Fund	Institutional Money Market Fund
John Goetz	$0	$0
Jay Devine	$0-$10,000	$0-$10,000

Compensation.  All of Fort Washington’s portfolio managers receive a fixed base salary and annual performance bonuses.  Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one-year and a three-year time horizon.  Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients.  Additionally, a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule.  The structure includes long-term vesting provisions.  The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm’s president and approved by the Board of Directors.

Fort Washington’s parent company also provides all personnel a defined benefit retirement plan, which provides a lifetime annuity upon retirement that is based on a percentage of final average pay and years of service under the plan.

Associates are also eligible to participate in a 401(k) plan. The 401(k) company match is 50% of the first 4% of earnings saved.

Conflicts of Interest.  Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Funds).  This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities for performance based accounts.  Fort Washington has adopted policies and procedures it believes are reasonably designed to address such conflicts.

THE ADMINISTRATOR

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, as well as materials for meetings of the Board; calculating the daily net asset value per share; and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% on the first $6 billion of the aggregate average daily net assets of the Touchstone Fund Complex (excluding Touchstone Institutional Money Market Fund, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust); 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets of all such assets in excess of $10 billion. The fee is allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Money Market Fund, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrator and accounting services to the Trust and is compensated directly by the Advisor, not the Trust. (See “Transfer and Sub-Administrative Agent” in this SAI).

For the fiscal years ended September 30, 2011, 2012 and 2013, the Trust paid the following administrative fees:

	Administrative Service Fees
Fund	2013	2012	2011
Touchstone Core Bond Fund	$255,827	$167,446	$96,252
Touchstone High Yield Fund	$626,980	$476,357	$347,477
Touchstone Institutional Money Market Fund	$867,026	$718,403	$627,408
Touchstone Money Market Fund	$430,616	$441,703	$489,201

THE DISTRIBUTOR

Touchstone Securities, Inc. (the “Distributor”), and the Trust are parties to a distribution agreement (“Distribution Agreement”) with respect to the Funds.  The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  The Distributor is the principal underwriter of the Funds and is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership.  The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares.  Shares of each Fund are offered to the public on a continuous basis. The Distributor currently allows concessions to dealers who sell shares of the Funds.  The Distributor retains that portion of the sales charge that is not reallowed to dealers who sell shares of a Fund.  The Distributor retains the entire sales charge on all direct initial investments in a Fund and on all investments in accounts with no designated dealer of record.

The table below sets forth the aggregate underwriting commissions on sales of the Funds, including the amounts the Distributor paid to unaffiliated broker-dealers, the amounts the Distributor earned as a broker-dealer in the selling network, and the amounts of underwriting commissions retained by the Distributor for fiscal year ended September 30, 2013.

Fund	Aggregate Underwriting Commissions on Sales	Amount Distributed to Unaffiliated Broker-Dealers in Selling Network	Amount Earned as a Broker-Dealer in Selling Network	Amount Retained in Underwriting Commissions
Touchstone Core Bond Fund
2013	$27,213	$3,308	$23,255	$650
2012	$72,699	$21,956	$37,803	$12,940
2011	$36,770	$5,671	$22,269	$5,671
Touchstone High Yield Fund
2013	$212,192	$151,189	$28,742	$32,261
2012	$330,404	$251,192	$22,721	$56,491
2011	$450,514	$57,905	$42,620	$57,905

The Distributor retains the contingent deferred sales charge on redemptions of Class C shares of the Funds that are subject to a contingent deferred sales charge. For the fiscal years ended September 30, 2011, 2012 and 2013, the Distributor retained the following contingent deferred sales charge:

	Amount Retained CDSC on Class C Shares
Fund	2013	2012	2011
Touchstone Core Bond Fund	$1,398	$1,241	$191
Touchstone High Yield Fund	$5,717	$2,525	$13,720

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor.  Ms. McGruder, by reason of such affiliations, may directly or indirectly receive benefits from the underwriting fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually thereafter.  The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Fund upon not more than 60 days written notice by either party or upon assignment by the Distributor.

The Distributor may pay from its own resources cash bonuses or other incentives to selected dealers or affiliates of the Distributor in connection with the sale of shares of the Funds.  On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other funds in the Touchstone Funds during a specific period of time.  Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.  The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities.  The Advisor may also reimburse the Distributor for making these payments.

The Distributor, at its expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Touchstone Funds.  Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

The Distributor makes payments for entertainment events it deems appropriate, subject to its guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.  As of December 31, 2013, the Distributor anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the Funds’ prospectus and this SAI:

Name of Broker-Dealer

Lincoln investment Planning Inc. (formerly Capital Analysts)

LPL Financial Services

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley Wealth Management

Pershing LLC

Raymond James & Associates, Inc.

RBC Capital Markets Corporation

UBS Financial Services, Inc.

Vanguard Brokerage Services

The Distributor is motivated to make the payments to the broker-dealers described above because they promote the sale of Fund shares and the retention of those investments by clients of financial advisors.  To the extent financial advisors sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Advisor benefits from the incremental management and other fees paid to the Advisor by the Funds with respect to those assets.

Your financial advisor may charge you additional fees or commissions other than those disclosed in this SAI.  You can ask your financial advisor about any payments it receives from the Distributor or the Funds, as well as about fees and/or commissions it charges.  You should consult disclosures made by your financial advisor at the time of purchase.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in a Fund for which the dealer is designated as the party responsible for the account.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICES ARRANGEMENTS

Certain Funds have adopted distribution plans, shareholder servicing arrangements, or both for certain classes of Shares which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares pursuant to Rule 12b-1 under the 1940 Act and account maintenance and other shareholder services in connection with maintaining such account.  The Distributor may provide those services itself or enter into arrangements under which third parties provide such services and are compensated by the Distributor.

Class A Shares.  With respect to its Class A shares, each Fund has adopted a plan of distribution (the “Class A Plan”) under which the Distributor is paid up to, but not exceeding, a maximum of 0.35% of the average daily net assets of the Class A shares of the Money Market Fund, Core Bond Fund, and the High Yield Fund.  The Class A shares of the Money Market Fund, Core Bond Fund and the High Yield Fund currently intend to limit the amount of distribution expenses to 0.25% per annum of the average daily net assets of such shares.

Class C Shares (Core Bond Fund and High Yield Fund).  Each Fund has adopted a plan of distribution and shareholder service (the “Class C Plan”) under which the Distributor is paid up to, but not exceeding 1.00% in the aggregate, with up to 0.25% for shareholder service fees and 0.75% for distribution payments.  Under the Class C Plan, the Distributor is compensated regardless of its expenses.  The Ultra Short Duration Fixed Income Fund intends to limit the amount of the 12b-1 fees for Class C shares to 0.75% for at least one year from the date of the prospectus relating to the Fund.

Class S Shares (Money Market Fund).  The Money Market Fund has adopted a plan of distribution (the “Class S Plan”) under which the Distributor is paid up to, but not exceeding 1.00% in the aggregate, with 0.25% for shareholder service fee, and 0.75% for distribution payments.  The Fund currently intends to limit the amount of distribution expenses to 0.35% per annum of the average daily net assets of Class S shares.

General Information.  In connection with the distribution of shares, the Distributor may use the payments for: (i) compensation for its services in distribution assistance; or (ii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund supermarkets and the Distributor’s affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

In addition, the Distributor may use payments to provide or enter into written agreements with service providers who will provide shareholder services, including: (i) maintaining accounts relating to shareholders that invest in Shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor and/or service providers; (iv) responding to inquiries from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or the service providers; (ix) processing dividend payments from the Funds on behalf of shareholders; and (x) providing such other similar services as a Fund may reasonably request.

Agreements implementing the Plans (the “Implementation Agreements”), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds’ shares, are in writing.  All payments made pursuant to the Plans are made in accordance with written Implementation Agreements.  Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

In approving the Plans, the Board determined, in the exercise of its business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.  The Board believes that expenditure of the Funds’ assets for distribution expenses under the Plans should assist in the growth of the Funds, which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies.  The Plans will be renewed only if the Board makes a similar determination for each subsequent year of the Plans.  There can be no assurance that the benefits anticipated from the expenditure of the Funds’ assets for distribution will be realized.  While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board for its review.  Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund.  In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

The Funds paid the following in Distribution fees for the fiscal year ended September 30, 2013:

	Distribution Fees Paid
Fund	Class A	Class C	Class S
Touchstone Core Bond Fund	$134,581	$162,575	$0
Touchstone High Yield Fund	$202,254	$402,907	$0
Touchstone Money Market Fund	$86,752	$0	$763,680

BROKERAGE TRANSACTIONS

Decisions to buy and sell securities for the Funds and the placing of the Funds’ securities transactions and negotiation of commission rates where applicable are made by the sub-advisor and are subject to oversight by the Advisor and the Board.  In the purchase and sale of portfolio securities, the sub-advisor’s primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to a Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

The sub-advisor is specifically authorized to pay a broker who provides research services to the sub-advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the sub-advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the sub-advisor’s overall responsibilities with respect to discretionary accounts that it manages, and that a Fund derives or will derive a reasonably significant benefit from such research services.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to the Funds and the sub-advisor, it is not possible to place a dollar value on it.  Research services furnished by brokers through whom a Fund effects securities transactions may be used by the sub-advisor in servicing all of its accounts and not all such services may be used by the sub-advisor in connection with a Fund.

The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions.  However, the Funds may effect securities transactions that are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis.  A Fund will not effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders.  Over- the-counter transactions will be placed either directly with principal market makers or with broker-dealers.  Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted with other firms.  Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.  The Funds may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Frank Russell Securities, Inc.

In certain instances, there may be securities that are suitable for a Fund as well as for the sub-advisor’s other clients.  Investment decisions for a Fund and for the sub-advisor’s other clients are made with a view to achieving their respective investment objectives.  It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients.  Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security.  Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client.  When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each.  It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned.  However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

For the fiscal year ended September 30, 2013, 2012 and 2011, the Funds paid the following brokerage commissions on portfolio transactions.

	Aggregate Brokerage Commissions
Fund	2013	2012	2011
Touchstone Core Bond Fund	$0	$946	$0
Touchstone High Yield Fund	$0	$216	$864
Touchstone Institutional Money Market Fund	$0	$0	$0
Touchstone Money Market Fund	$0	$0	$0

During the fiscal year ended September 30, 2013, the Funds directed no brokerage transactions and related commissions to brokers due to research services provided.

The total amount of securities of regular broker-dealers held by certain Funds as of September 30, 2013 were as follows:

Fund	Broker/Dealer	Aggregate Value
Touchstone Core Bond Fund	Bank of America	$1,995,179
	Barclays Bank	$189,720
	Goldman Sachs	$1,004,904
	JPMorgan	$2,940,582
	Morgan Stanley	$2,387,017
	Deutsche Bank	$596,088
	Wells Fargo	$231,156
	Citigroup	$475,784
Touchstone High Yield Fund	Barclays Bank	$1,838,040
Touchstone Institutional Money Market Fund	BMO Capital	$31,200,000
	Bank of New York	$2,675,738
	JPMorgan	$12,951,491
Touchstone Money Market Fund	Bank of New York	$1,468,312
	JPMorgan	$5,622,408

PROXY VOTING PROCEDURES

The Funds have adopted the Sub-Advisor’s policies and procedures for voting proxies relating to portfolio securities held by the Funds, including procedures used when a vote presents a conflict between the interests of a Fund’s shareholders and those of the Sub-Advisor or its affiliates.  A copy of the Sub-Advisor’s proxy voting policies is included in Appendix B.  Information about how the Funds voted proxies relating to their portfolio securities during the most recent year ended June 30 is available on August 31st of that year without charge, upon request, by writing to the Trust at P.O. Box 9878, Providence, RI 02940 or by calling 1-800-543-0407.  Each Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov and on the Touchstone website at www.touchstoneinvestments.com.

CODE OF ETHICS

The Trust, the Advisor, the sub-advisor, and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits personnel to invest in securities for their own accounts and may permit personnel to invest in securities that may be purchased by a Fund.  The Code of Ethics adopted by each of the Trust, the Advisor, the sub-advisor and the Distributor is on public file with, and is available from, the SEC.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.  High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of taxes payable by shareholders and increase the amount of commissions paid by the Fund.  A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.  The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the sub-advisor believes that portfolio changes are appropriate.  A Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.

During the fiscal years ended 2013 and 2012 the portfolio turnover rate for the Funds listed below was follows:

	Portfolio Turnover Rate
Fund	2013	2012
Touchstone Core Bond Fund (1)	353%	525%
Touchstone High Yield Fund	47%	48%

(1) The increase in portfolio turnover ratio in 2012 was due to the reorganization of the Old Mutual Dwight Intermediate Fixed Income

Fund and Fifth Third Total Return Bond Fund on April 16, 2012, and September 10, 2012, respectively.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds’ portfolio holdings to any person requesting this information.  These policies and procedures are monitored by the Board through periodic reporting by the Funds’ Chief Compliance Officer. No compensation will be received by a Fund, the Advisor, any Sub-Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

1)             A request made by a sub-advisor for a Fund (or that portion of a Fund) that it manages;

2)             A request by executive officers of the Advisor for routine oversight and management purposes;

3)             For use in preparing and distributing routine shareholder reports, including disclosure to the Funds’ independent registered public accounting firm, typesetter and printer.  Routine shareholder reports are filed with the SEC within 60 days after the quarter end of each fiscal quarter, and routine shareholder reports are distributed to shareholders within 60 days after the applicable six-month semi-annual period.  The Funds provide their full holdings to their independent registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end.  The Funds provide their full holdings to their typesetter at least 30 days after the end of the fiscal quarter.  The Funds provide their full holdings to their printer at least 45 days after the applicable six-month semi-annual period.

4)             A request by service providers to fulfill their contractual duties relating to the Fund, subject to approval by the Chief Compliance Officer.

5)             A request by a newly hired sub-advisor or sub-advisor candidate prior to the commencement of its duties to facilitate its transition as a new sub-advisor, subject to the conditions set forth in Item 8.

6)             A request by a potential merger candidate for the purpose of conducting due diligence, subject to the conditions set forth in Item 8.

7)             A request by a rating or ranking agency, subject to the conditions set forth in Item 8.

Other portfolio holdings disclosure policies of the Funds include:

•                  The Funds provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

•                  The Core Bond Fund and the High Yield Fund provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least 15 days after quarter end.

•                  The Money Market Funds are required to post on its publicly available website for a period of not less than six months, beginning no later than the fifth business day of the month, a schedule of its investments, as of the last business day of the prior month.  The Money Market Funds also file, on a monthly basis, more detailed portfolio holdings information with the SEC on Form N-MFP.  The Money Market Funds may also provide their full holdings to market data agencies, their typesetter and printer prior to public availability.

You may access the public website at www.TouchstoneInvestments.com.

8)             The Chief Compliance Officer may authorize disclosing non-public portfolio holdings to third parties more frequently or at different periods than as described above prior to when such information is made public, provided that certain conditions are met.  The third-party must (i) specifically request in writing the more current non-public portfolio holdings, providing a reasonable basis for the request; (ii) execute an agreement to keep such information confidential, to only use the information for the authorized purpose, and not to use the information for their personal benefit; (iii) agree not to trade on such information, either directly or indirectly; and (iv) unless specifically approved by the Chief Compliance Officer in writing for good reason, the non-public portfolio holdings are subject to a ten day time delay before dissemination.  Any non-public portfolio holdings that are disclosed will not include any material information about a Fund’s trading strategies or pending portfolio transactions.

As of January 30, 2014, one or more Touchstone Funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

Bloomberg LP	Morningstar, Inc.
CMS Bondedge

Employees of the Advisor and the Funds’ sub-advisor that are access persons under the Funds’ Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics.  In addition, custodians of the Funds’ assets and the Funds’ accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of a Fund and its shareholders.  Any conflict between the interests of shareholders and the interests of the Advisor, the Distributor, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

DETERMINATION OF NET ASSET VALUE

Money Market Funds.  Pursuant to Rule 2a-7 of the 1940 Act, the Institutional Money Market Fund and Money Market Fund each value their portfolio securities on an amortized cost basis.  The use of the amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  Under the amortized cost method of valuation, neither the amount of daily income nor the NAV of the Institutional Money Market Fund or Money Market Fund is affected by any unrealized appreciation or depreciation of the portfolio.  The Board has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the portfolio securities of the Institutional Money Market Fund and Money Market Fund.

Pursuant to Rule 2a-7, the Institutional Money Market Fund and Money Market Fund each maintain a dollar-weighted average portfolio maturity of 60 days or less, purchase only securities having remaining maturities of 397 days or less and invest only in United States dollar-denominated securities determined to be of high quality and to present minimal credit risks.  If a security ceases to be an eligible security, or if the Board believes such security no longer presents minimal credit risks, the Fund will dispose of the security as soon as possible unless the Board promptly finds that disposal of the security would not be in the best interests of a Fund and its shareholders (taking into account, among other factors, market conditions that could affect the orderly disposition of the security).

The maturity of U.S. government obligations that have a variable rate of interest readjusted no less frequently than annually will be deemed to be the period of time remaining until the next readjustment of the interest rate.

The Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Institutional Money Market Fund and Money Market Fund as computed for the purpose of sales and redemptions at $1 per share.  The procedures include a review by the Board to determine whether a Fund’s NAV calculated by using available market quotations deviates more than one-half of one percent from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders.  In the event the Board determines that such a deviation exists, it will take corrective action as it regards necessary and appropriate, including the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturities; withholding dividends; redemptions of shares in kind; or establishing a NAV per share by using available market quotations.  The Board may also elect to suspend redemptions if (i) the Board, including a majority of the Independent Trustees, determine the deviation between amortized cost/share and market-based NAV may result in a material dilution or other unfair results; (ii) the Board, including a majority of the Independent Trustees, irrevocably approved the liquidation of the Fund; and (iii) the Fund, prior to suspending redemptions, notifies the SEC of the decision to liquidate and suspend redemptions.  The Board has also established procedures designed to ensure that each Fund complies with the quality requirements of Rule 2a-7.

While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Institutional Money Market Fund or Money Market Fund would receive if it sold the instrument.  During periods of declining interest rates, the daily yield on shares of each Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities.  Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors would receive less investment income.  The converse would apply in a period of rising interest rates.

Core Bond Fund and High Yield Fund.  The securities of each Fund are valued under the direction of the Administrator and under the general supervision of the Board.  The Administrator or its delegates may use independent pricing services to obtain valuations of securities.  The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties.  Prices are generally determined using readily available market prices.  If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Trust’s Fair Value Committee will make a good faith determination as to the “fair value” of the security using procedures approved by the Board.  The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available.  This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.  The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general supervision of the Board.

Some Funds may hold portfolio securities that are listed on foreign exchanges.  Under certain circumstance these investments may be valued under the Fund’s fair value policies and procedures, such as when U.S. exchanges are open but the foreign exchange is closed.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

DESCRIPTION OF SHARES

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of Funds and shares of each Fund.  Each share of a Fund represents an equal proportionate interest in that Fund with each other share.  Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund, after taking into account additional distribution and shareholder servicing expenses attributable to each class.  Shareholders have no preemptive rights.  The Declaration of Trust provides that the Board of the Trust may create additional series of shares or separate classes of funds.  All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto.  Share certificates representing shares will not be issued.

The Trust is an entity of the type commonly known as a Massachusetts business trust.  The Trust’s Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any shareholder, nor, except as specifically provided therein, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisors, shall not be liable for any neglect or wrongdoing of any such person.  The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust.  However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.  Shares issued by each Fund have no preemptive, conversion, or subscription rights.  Voting rights are not cumulative.  Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund.  Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class.  The Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders owning at least 2/3 of the outstanding shares of the Trust.  In the event that a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

CHOOSING A CLASS OF SHARES

The Funds participate in fund “supermarket” arrangements.  In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket.  In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders.  In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf.  As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.  The customer order will be priced at the Fund’s NAV next computed after acceptance by an authorized broker or the broker’s authorized designee. In addition, a broker may charge transaction fees on the purchase or sale of Fund shares.  Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  The Trust’s annual report contains additional performance information and will be made available to investors upon request and without charge.

Class A Shares.  For initial purchases of Class A shares(1) of $1 million or more and subsequent purchases further increasing the size of an individual shareholder account, participating dealers may receive compensation of up to 1.00% (a “Dealer Fee”) of such purchases from the Distributor according to the following schedule:

Amount of Investment	Dealer Fee
$1 million but less than $3 million	1.00%
$3 million but less than $5 million	0.75%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%

(1)  This does not apply to the Ultra Short Duration Fixed Income Fund.

The Distributor does not have an annual reset for Dealer Fees.  In determining a dealer’s eligibility for a Dealer Fee, purchases of Class A shares of an individual shareholder account in a Touchstone Fund may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds for that individual shareholder. If a commission was paid to a participating affiliated or unaffiliated dealer and the Class A shares are redeemed within a year of their purchase, a contingent deferred sales charge (“CDSC”) of up to 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer’s commission in the case of combined purchases.

A dealer is eligible for a Dealer Fee only if the dealer has not previously received a Dealer Fee on the assets used to meet the amount of investment requirement. Similarly, an exchange from any other Touchstone Fund will not qualify for a Dealer Fee unless the dealer did not receive any compensation on those assets at the time of the initial investment. In all cases the Distributor reserves the right to deny payment of a Dealer Fee if it reasonably believes such a fee has already been paid on those assets.

Share Class Conversions. Class A and Class C shareholders who are eligible to invest in Class Y shares or Institutional class shares are eligible to exchange their Class A shares and/or Class C shares for Class Y shares or Institutional class shares of the same fund, if offered in their state and such an exchange can be accommodated by their financial institution. Class Y shares may be available through financial institutions that have appropriate selling agreements with Touchstone, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers.  No front-end sales charges will apply to any such exchange, however, if the C share assets have been held less than 12 months and a 1% commission was paid to the broker at the time of purchase, a 1% CDSC will be assessed on the exchange transaction, which may be processed as a liquidation and a purchase.  For federal income tax purposes, exchanges of one share class for a different share class of the same fund (even if processed as a liquidation and a purchase) should not result in the realization by the investor of a capital gain or loss.  There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into a share class exchange.

If the share class conversion(s) mentioned above is being initiated by a financial institution, processing organization or intermediary as it relates to Touchstone Fund availability on a particular platform, Touchstone Securities should be contacted at least 60 days in advance by the financial institution, intermediary or processing organization to request approval for the share class conversion.

Additional information on the CDSC.  The CDSC is waived under the following circumstances:

•                  Any partial or complete redemption following death or disability (as defined in the IRC) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named.  The Distributor may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

•                 Redemptions from a systematic withdrawal plan.  If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request.  If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

•                Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code (the “IRC”).  The CDSC will be waived for benefit payments made by Touchstone directly to plan participants.  Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the IRC), in-service distributions, hardships, loans and qualified domestic relations orders.  The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

•                  Redemptions that are mandatory withdrawals from a traditional IRA account after age 70½.

General.  All sales charges imposed on redemptions are paid to the Distributor.  In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time.  The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

CDSC for Certain Redemptions of Class A Shares.  A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer’s commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase.  The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption.  If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase.  Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

Examples.  The following example will illustrate the operation of the CDSC.  Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions.  If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment.  With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share.  Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge.  At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares.  In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

OTHER PURCHASE AND REDEMPTION INFORMATION

Waiver of Minimum Investment Requirements.  The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1.              Any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group or any of its affiliates or any portfolio advisor or service provider to the Trust.

2.              Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.

Accounts in the Funds that opened prior to November 20, 2006 are not subject to the minimum initial investment increases that became effective on that date. The minimum investment waivers are not available for Institutional Class shares of the Funds.

Waiver of Class A Sales Charges.  In addition to the categories of purchasers described in the prospectus from whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1.  purchases into a Fund by any director, officer, employee (and their immediate family members, as defined below), or current separate account client of or referral by a sub-advisor to that particular Fund;

2.  purchases by any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group or any of its affiliates; and

3.  purchases by any employees of BNY Mellon, who provide services for the Funds.

Exemptions must be qualified in advance by the Distributor.  At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law, and sister-in-law of a director, officer, or employee.  The term “employee” is deemed to include current and retired employees.

Waiver of Class A Sales Charge for Clients of Financial Intermediaries.  Touchstone Securities has agreed to waive the Class A sales charge for clients of financial intermediaries that have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers.

Waiver of Class A Sales Charge for former Constellation Shareholders.  Shareholders who owned shares of the Touchstone Fund Group Trust (formerly Constellation Funds) as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front-end sales charge for purchases of Class A Shares.  If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Shareholders who are eligible for the sales charge waivers listed above may open an account with a Fund directly to receive the sales charge waiver.

Class Y Shares “Grandfather” Clause.  New purchases of the Class Y shares are no longer available directly through Touchstone Securities.  Those shareholders who owned Class Y shares purchased directly through Touchstone prior to February 2, 2009, or those former Old Mutual Shareholders who owned Class Z shares which became Class Y shares on April 16, 2012, or those former Fifth Third Funds Shareholders who owned Institutional Class shares which became Class Y shares on September 10, 2012, may continue to hold Class Y shares of the corresponding Fund(s). In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009, April 16, 2012, and September 10, 2012, respectively.

Purchases in Kind.  In limited circumstances and subject to the prior consent of the Fund, the Fund may accept payment for shares in securities.  Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment objectives and is otherwise acceptable to the Advisor.  Transactions of this type are generally a Taxable Transaction.  Before purchasing shares by tendering payment in kind, an investor is urged to consult with his, her or its tax advisor regarding the tax consequences of the transaction.

Redemption in Kind.  Under unusual circumstances, when the Board deems it in the best interests of a Fund’s shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value.  Should payment be made in securities, the redeeming shareholder will generally incur costs upon converting such securities to cash including brokerage costs.  Portfolio securities that are issued in an in-kind redemption will be readily marketable.  The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund’s NAV at the beginning of such period. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Uncashed Distribution Checks.  If you elect to receive dividends and distributions in cash, subject to the $25.00 minimum, and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in a Fund at the per share net asset value determined as of the date of payment.  Dividend and distribution checks issued for less than $25.00 will be automatically reinvested in the Fund and share class that pays them. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in a Fund at the per share net asset value determined as of the date of cancellation.

Fund Shares Purchased by Check.  We may delay the processing and payment of redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days.  If you need your money sooner, you should purchase shares by bank wire.

Low Account Balances (only applicable for shares held through Touchstone Securities directly).  If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone Securities may sell your shares and send the proceeds to you.  Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

FEDERAL INCOME TAXES

The following discussion summarizes certain U.S. federal income tax considerations affecting each Fund and its shareholders.  This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds.  Therefore, the summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder.  The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “IRC”) applicable U.S. Treasury Regulations (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein.  The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax.  Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.  In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

General.  For federal income tax purposes, each Fund is treated as a separate corporation.  Each Fund has elected, and intends to continue to qualify for taxation as a regulated investment company (“RIC”) under the IRC.  By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and realized net capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by the Fund without the concurrent receipt of cash.  Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below.  Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

Qualification As A Regulated Investment Company.  Qualification as a RIC under the IRC requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interesis in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or (the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund of investing in stock or securities or options and futures with respect to stock or securities.  To date, such regulations have not been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest.  Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss).  If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The qualifying income and asset requirements that must be met under the IRC in order for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions.  Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006.  Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC.  Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.”  Accordingly, each Fund’s ability to invest in commodity related derivative transactions and other derivative transactions may be limited by the Qualifying Income Requirement. Each Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment.  If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.  However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income.  In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the IRC.  In addition, although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time.  If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.

Excise Tax.  If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts.  A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year.  Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.  Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax.  A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Advisor might not otherwise have chosen to do so.  Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.  However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

Capital Loss Carryforwards.  For losses arising from tax years beginning on or before December 22, 2010 a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss and such Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried.  For capital losses realized with respect to tax years of a Fund beginning after December 22, 2010, such Fund may carry capital losses forward indefinitely.  For capital losses realized in taxable years beginning after December 22, 2010, the excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year.  If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.  A Fund cannot carry back or carry forward any net operating losses.

Original Issue Discount And Market Discount.  A Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond).  Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures.  A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income.  Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation.  A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount.  Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received.  Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund.  Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed.  In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

Options, Futures And Forward Contracts.  The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses.  Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year.  These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash.  Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below.  Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders.  For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it.  A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option.  When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option.  When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

Straddles.  Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest.  Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.”  Straddles are defined to include offsetting positions in actively traded personal property.  In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above.  If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.”  A Fund may make one or more elections with respect to mixed straddles.  Depending on which election is made, if any, the results with respect to a Fund may differ.  Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain.  In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules.  As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income.  Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle.  Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules.  The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract.  Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.

Swaps and Derivatives.  As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments.  A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap or derivative or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year). With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income.  Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment.  If the IRS did not accept such treatment, the status of a Fund as a RIC might be adversely affected.  The Funds intend to monitor developments in this area.  Certain requirements that must be met under the IRC in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

Constructive Sales.  Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions.  If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in U.S. Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position.  Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the IRC.

In addition, if the appreciated financial position is itself a short sale, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale.  The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Wash Sales.  A Fund may in certain circumstances be impacted by special rules relating to “wash sales.”  In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

Short Sales.  A Fund may make short sales of securities.  Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders.  Short sales also may be subject to the “Constructive Sales” rules, discussed above.

Tax Credit Bonds.  If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during a Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds.  A tax credit bond is defined in the IRC as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the IRC), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the IRC. If a Fund were to make an election, a shareholder of such Fund would be required to include in gross income an amount equal to such shareholder’s proportional share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits.  Certain limitations may apply on the extent to which the credit may be claimed.

Other Regulated Investment Companies.  Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies under the IRC.  However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company.  Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction.  In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income.  As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.  For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Passive Foreign Investment Companies.  A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the IRC.  A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income.  If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon even if such Fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  A Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC.  Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares.  To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain.  As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the IRC’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to such Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election.  A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken.  In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

Foreign Currency Transactions.  Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income.  In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash.  If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years.  The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

Foreign Taxation.  Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them.  Each Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.  Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal income tax and alternative minimum tax.

REITs.  A Fund may invest in REITs.  Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash.  To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  A Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes.  Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs.  Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly.  As a result, the Fund may not be a suitable investment for certain tax exempt-shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities.  See “Tax-Exempt Shareholders.”

Distributions.  Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return.  Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.  For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.  Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund.  Such dividends do not qualify as dividends for purposes of the dividends received deduction or for qualified dividend income purposes as described below.

Distributions of “qualified dividend income” received by non-corporate shareholders of a Fund may be eligible for the long-term capital gain rate.  A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gain rate to the extent it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met.  A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction.  For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Shareholders may also be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.  Shareholders are urged and advised to consult their own tax advisors for more information.

Purchases of Fund Shares.  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered.  Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

Sales, Exchanges or Redemptions.  Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss.  Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares.  The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less.  If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase.  Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (including through dividend reinvestment) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares.  Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of a Fund’s shares.

Backup Withholding.  Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income.  If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

State And Local Taxes.  State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Non-U.S. Shareholders.  Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty).  However, effective for taxable years of a Fund beginning before January 1, 2014, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.

Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends, and, with respect to taxable years beginning before January 1, 2012, short-term capital gains dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (“USRPIs”), as described below.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “United States real property interests” (“USRPIs”).  The IRC defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation.  The IRC defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business.  In general, if a Fund is a United States real property holding company (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons. (However, absent the enactment of legislation, on or after January 1, 2014, this “look-through” treatment for distributions by a Fund to foreign persons applies only to such distributions that are attributable to distributions received by the Fund from a lower-tier REIT and are required to be treated as USRPI gain in the Fund’s hands.) If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of a Fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates.  Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution.  In the case of all other foreign persons (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is qualified short-term gain or net capital gain) and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons.  It is currently unclear whether Congress will extent the “look-through” provisions described above for distributions made on or after January 1, 2014, and what the terms of any such extension would be.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2014, no withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.  Unless legislation is enacted, beginning on January 1, 2014, such withholding is required, without regard to whether a Fund or any RIC in which it invests is domestically controlled.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds.  The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation.  In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders.  If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares.  A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Foreign Bank and Financial Accounts And Foreign Financial Assets Reporting Requirements.  A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts.

Tax-Exempt Shareholders.  A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs.  Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax Shelter Reporting Regulations.  Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to “control” the Fund.  As a result, those persons or organizations could have the ability to influence an  action with respect to a Fund that requires shareholder approval.

As of December 31, 2013, the name, address and percentage ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund were as follows:

Fund	Name and Address	Percentage of Class
Core Bond Fund Class A	UBS Financial Services Inc. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	5.37%
Core Bond Fund Class C	MLPF & S The Sole Benefit of its Customers ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FL JACKSONVILLE FL 32246	34.31%
	First Clearing LLC Special Custody Acct FBO its Customer 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.77%
	UBS Financial Services Inc. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	12.58%
	Morgan Stanley Smith Barney HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	7.77%
Core Bond Fund Class Y	Fifth Third Bank FBO Western & Southern Life Ins Co* 401K SAVINGS PLAN 8515 E ORCHARD RD 2T2 CENTENNIAL CO 80111	30.88%
	Fifth Third Bank TTEE Various Fascore LLC* C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	12.71%
	MLPF & S The Sole Benefit of its Customers ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	5.85%
Core Bond Fund Institutional Class shares	Touchstone Balanced Allocation Fund* 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	49.51%
	Touchstone Conservative Allocation Fund* 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	45.25%
	National Financial Services Corp 200 LIBERTY ST ONE WORLD FIN CNTR ATTN MUTUAL FUNDS DEPT 5TH FL NEW YORK NY 10281	5.23%
High Yield Fund Class A	UBS Financial Services Inc. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	17.71%
	Pershing LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	15.40%

	NFS LLC FEBO Park National Bank* PARK NATIONAL BANK PO BOX 3500 NEWARK OH 43058-3500	6.64%
	First Clearing LLC Special Custody Acct FBO its Customer 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.30%
	LPL Financial A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5.51%
High Yield Fund Class C	UBS Financial Services Inc. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	32.44%
	MLPF & S The Sole Benefit of its Customers ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	15.14%
	First Clearing LLC Special Custody Acct FBO its Customer 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.46%
	Raymond James OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	6.95%
	Morgan Stanley Smith Barney HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	6.23%
	Pershing LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	5.06%
High Yield Fund Class Y	National Financial Services LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST 1 WORLD FINCL CTR NEW YORK NY 10281	26.15%
	Morgan Stanley Smith Barney HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	7.39%
	MLPF & S The Sole Benefit of its Customers ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	7.31%
	Fifth Third Bank TTEE FBO Western & Southern Life Ins Co* 401K SAVINGS PLAN 8515 E ORCHARD RD 2T2 CENTENNIAL CO 80111	5.69%
High Yield Fund Institutional Class shares	UBATCO & Co FBO Aces Trust Fund* 6811 S 27TH ST LINCOLN NE 68512	30.52%
	Charles Schwab & Co Inc 101 MONTGOMERY ST SAN FRANCISCO CA 94104	24.72%

	Wells Fargo Bank VARIOUS RETIREMENT PLANS 9888888836 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	17.11%
	Raymond James OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	13.30%
Money Market Class A	Western & Southern Financial Fund Inc.* ATTN ED BABBITT 400 BROADWAY CINCINNATI OH 45202	33.83%
	Trust Company of America* FBO #440 PO BOX 6503 ENGLEWOOD, CO 801556503	13.94%
	Eagle Realty Group* AGENT FOR WSALD CEH LLC 421 E 4TH ST CINCINNATI OH 45202	5.69%
Money Markey Class S	Pershing LLC for Exclusive Benefit of its Customers ATTN CASH MANAGEMENT SERVICES 1 PERSHING PLAZA JERSEY CITY NJ 07399	62.16%
	Pershing LLC for Exclusive Benefit of its Retirement Plan ATTN CASH MANAGEMENT SERVICES 1 PERSHING PLAZA JERSEY CITY NJ 07399	37.56%
Institutional Money Market Fund	Touchstone Funds Group Trust — Merger Arbitrage Fund* 303 BROADWAY SUITE 1100 CINCINNATI OH 45202	19.10%
	Touchstone Funds Group Trust — Sands Capital Select Growth Fund* 303 BROADWAY SUITE 1100 CINCINNATI OH 45202	16.20%
	Western Southern Financial Group* 400 BROADWAY CINCINNATI OH 45202	9.30%
	Touchstone Institutional Funds Trust — Sands Capital Institutional Growth Fund* 303 BROADWAY SUITE 1100 CINCINNATI OH 45202	7.90%
	Touchstone Arbitrage Fund* 303 BROADWAY SUITE 1100 CINCINNATI OH 45202	6.00%
	Western Southern Separate A General* 400 BROADWAY CINCINNATI OH 45202	9.30%

*Indicates that shares are held beneficially.

**May be deemed to control a Fund because it owned beneficially more than 25% of the outstanding shares of a Fund as of December 1, 2013. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. .  Western & Southern Financial Group is a corporation organized under the laws of Ohio and is a wholly-owned subsidiary of Western-Southern Mutual Holding Company.

***The Touchstone Conservative Allocation Fund, the Touchstone Balanced Allocation Fund, the Touchstone Moderate Growth Allocation Fund, and the Touchstone Growth Allocation Fund (the “Asset Allocation Funds”) are each structured as a fund-of-funds. Pursuant to the proxy voting policies of Touchstone Advisors, the Asset Allocation Funds vote their shares in the same proportion as the votes of all other shareholders in that underlying Touchstone Fund.

As of December 31, 2013, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).

CUSTODIAN

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, MA 02110, serves as the Trust’s custodian.  BBH acts as the Trust’s depository safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

LEGAL COUNSEL

Vedder Price, P.C., 222 North LaSalle Street, Chicago, IL 60601, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202 has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2014.  Ernst & Young LLP will perform an annual audit of the Trust’s financial statements and advise the Trust as to certain accounting matters.

TRANSFER AND SUB-ADMINISTRATIVE AGENT

Transfer Agent.  The Trust’s transfer agent, BNY Mellon is located at 4400 Computer Drive, Westborough, MA 01581. BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  For providing transfer agent and shareholder services to the Trust, BNY Mellon receives a monthly per account fee from each Fund, plus out-of-pocket expenses.  The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services.  These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

Sub-Administrative Agent.  The Advisor provides administrative services to the Trust under an Administration Agreement and has sub-contracted certain accounting and administrative services to BNY Mellon.  The sub-administrative services sub-contracted to BNY Mellon include accounting and pricing services, SEC and state security filings, providing executive and administrative services and providing reports for meetings of the Board.  The Advisor pays BNY Mellon a sub-administrative fee out of its administration fee.  Prior to December 3, 2011 these sub-administrative services were provided by JP Morgan Chase Bank N.A. (“JPMorgan”). Set forth below are the sub-administrative fees paid by the Advisor to JP Morgan during the fiscal years stated:

	Sub-Administrative Fees Paid
Fund	2011*	2012*	2012**	2013**
Core Bond Fund	$49,375	$7,863	$34,092	$47,129
High Yield Fund	$49,375	$7,863	$72,001	$102,089
Institutional Money Market Fund	$71,364	$9,511	$112,047	$145,721
Money Market Fund	$56,333	$7,863	$64,344	$79,188

*Reflects amounts paid to the prior sub-administrator.

**Reflects amounts paid to the current sub-administrator.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended September 30, 2013, including the notes thereto and the report of Ernst & Young LLP thereon, included in the Trust’s Annual Report, are incorporated into this SAI by reference.  No other parts of the Trust’s Annual Report are hereby incorporated by reference. The Annual Report may be obtained free of charge, by calling the Trust at 1-800-543-0407; or by downloading a copy at www.TouchstoneInvestments.com.  You may also obtain the annual report or unaudited semi-annual report, as well as other information about Touchstone Investment Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”), Standard &Poor’s® (“S&P”), Fitch Ratings, Inc. (“Fitch”) and Dominion Bond Rating Service, Limited (“Dominion”) are private services that provide ratings of the credit quality of debt obligations.  A description of the ratings assigned by Moody’s, S&P®, Fitch and Dominion are provided below.  These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.  The Advisor and/or sub-advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking.  However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  In that event, the Advisor and sub-advisor will consider whether it is in the best interest of the Fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities.  Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default.  Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility.  Credit ratings are not statements of current or historical fact.  Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities.  Credit ratings do not comment on the suitability of an investment for any particular investor.  Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested.  Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Dominion ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by Dominion, which information is not audited or verified by Dominion.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

Short-Term Credit Ratings

Moody’s

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as vulnerable and having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” —  High short-term default risk.  This designation indicates that default is a real possibility.

“RD” —  Restricted default.  This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Or, the default of a specific short-term obligation.

“D” — Default.  This designation indicates a broad-based default event for an entity, or the default of all short-term obligations.

Specific limitations relevant to the Short-Term Ratings scale include:

a.              The ratings do not predict a specific percentage of default likelihood over any given time period.

b.              The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

c.               The ratings do not opine on the liquidity of the issuer’s securities or stock.

d.              The ratings do not opine on the possible loss severity on an obligation should an obligation default.

e.               The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Dominion

The Dominion short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the subcategories “(high),” “(middle)” and “(low).”

R-1 (high)

Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

R-1 (middle)

Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

R-1 (low)

Good credit quality.  The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high)

Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle)

Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low)

Lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3

Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4

Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5

Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D

A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

Moody’s

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

f.                Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

g.               Nature of and provisions of the obligation;

h.              Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” - An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs).  IDRs opine on an entity’s relative vulnerability to default on financial obligations.  The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity.  As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.  For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

The following summarizes long-term IDR categories used by Fitch:

“AAA” — Highest credit quality.  “AAA” ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Very high credit quality.  “AA” ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — High credit quality.  “A” ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Good credit quality.  “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Speculative.  “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Highly speculative.  “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC” — Substantial credit risk.  “CCC” ratings indicate that default is a real possibility.

“CC” — Very high levels of credit risk.  “CC” ratings indicate default of some kind appears probable.

“C” — Exceptionally high levels of credit risk.  “C” ratings indicate default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.              the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.              the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.               Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

“RD” - Restricted default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.  This would include:

a.              the selective payment default on a specific class or currency of debt;

b.              the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.               the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.              execution of a distressed debt exchange on one or more material financial obligations.

“D” — Default.  “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default.  Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:  The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category, or to Long-Term IDR categories below “B.”

Specific limitations relevant to the issuer credit rating scale include:

•         The ratings do not predict a specific percentage of default likelihood over any given time period.

•         The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•         The ratings do not opine on the liquidity of the issuer’s securities or stock.

•         The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•         The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•         The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Dominion

The Dominion long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligations has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low).”  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

AAA

Highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA

Superior credit quality. The capacity for the payment of financial obligations is considered high.  Credit quality differs from AAA only to a small degree.  Unlikely to be significantly vulnerable to future events.

A

Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB

Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

BB

Speculative, non-investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B

Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC / CC / C

Very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D

A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” - This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” - This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

e.               Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

f.                Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

APPENDIX B

PROXY VOTING POLICIES

Fort Washington Investment Advisors, Inc.

Fort Washington’s policy is to vote proxies in the best interests of the Fund at all times.  Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Fund in accordance with its fiduciary duties and SEC rules governing investment advisers.  Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders.  Specifically, proxy votes generally will be cast in favor of proposals that:

•                  maintain or strengthen the shared interests of stockholders and management;

•                  increase shareholder value; and

•                  maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above.  Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company’s securities, it will generally vote against it.  Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless we believe such measures could have the effect of reducing shareholder rights or potential shareholder value.  In cases where shareholder proposals challenge such actions, Fort Washington’s voting position will generally favor not interfering with the directors’ proper function in the interest of all shareholders.

Fort Washington may delegate its responsibilities under its proxy voting procedures to a third party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting.  Fort Washington has retained Risk Metrics to assist it in the proxy voting process and will use Risk Metrics’ proxy voting guidelines as a resource in its proxy voting.

Fort Washington will review proxies to assess the extent, if any, to which there may be a material conflict between it and the interests of the Fund.  If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee.  The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of the Fund (excluding a potential conflict).  The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

•                  If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington’s part;

•                  Fort Washington may engage an independent third party to determine how the proxy should be voted;

•                  Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

TSF-55-TINT-SAI-1401

B-1

PART C. OTHER INFORMATION

Item 28. Exhibits:

(a)(1)

Registrant’s Restated Agreement and Declaration of Trust dated August 26, 1993 is herein incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A (File No. 002-52242) filed with the Securities and Exchange Commission (“SEC”) on November 30, 1998.

(a)(2)

Amendment No. 1 to Registrant’s Restated Agreement and Declaration of Trust dated December 8, 1994 is herein incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A (File No. 002-52242) filed with the SEC on November 30, 1998.

(a)(3)

Amendment No. 2 to Registrant’s Restated Agreement and Declaration of Trust dated January 31, 1995 is herein incorporated by reference to Exhibit (3) of Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A (File No. 002-52242) filed with the SEC on November 30, 1998.

(a)(4)

Amendment No. 3 to Registrant’s Restated Agreement and Declaration of Trust dated February 28, 1997 is herein incorporated by reference to Exhibit (1)(iv) of Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A (File No. 002-52242) filed with the SEC on June 20, 1997.

(a)(5)

Amendments to Registrant’s Restated Agreement and Declaration of Trust dated March 16, 2000 are herein incorporated by reference to Exhibit (a)(v) of Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A (File No. 002-52242) filed with the SEC on February 1, 2001.

(a)(6)

Amendment to Registrant’s Restated Agreement and Declaration of Trust dated April 6, 2000 is herein incorporated by reference to Exhibit (a)(vi) of Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A (File No. 002-52242) filed with the SEC on February 1, 2001.

(a)(7)

Amendment to Registrant’s Restated Agreement and Declaration of Trust dated September 21, 2000 is herein incorporated by reference to Exhibit (a)(vii) of Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A (File No. 002-52242) filed with the SEC on February 1, 2001.

(a)(8)

Amendment to Registrant’s Restated Agreement and Declaration of Trust dated March 27, 2001 is herein incorporated by reference to Exhibit (a)(viii) of Post-Effective Amendment No. 78 to Registrant’s Registration Statement on Form N-1A (File No. 002-52242) filed with the SEC on January 30, 2002.

(a)(9)

Amendment to Registrant’s Restated Agreement and Declaration of Trust dated June 14, 2002 is herein incorporated by reference to Exhibit (a)(ix) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A (File No. 002-52242) filed with the SEC on December 31, 2002.

(a)(10)	Amendment to Registrant’s Restated Agreement and Declaration of Trust dated November 21, 2002 is herein incorporated by reference to Exhibit (a)(x) of Post-Effective Amendment No. 86 to

1

Registrant’s Registration Statement on Form N-1A (File No. 002-52242) filed with the SEC on December 31, 2002.

(a)(11)

Amendments to Registrant’s Restated Agreement and Declaration of Trust dated August 29, 2005 and November 28, 2005 are herein incorporated by reference to Exhibit (a)(xi) of Post-Effective Amendment No. 91 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-52242 and 811-02538) filed with the SEC on February 1, 2006.

(a)(12)

Amendment to Registrant’s Restated Agreement and Declaration of Trust dated March 22, 2007 is herein incorporated by reference to Exhibit (a)(12) of Post-Effective Amendment No. 95 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-52242 and 811-02538) filed with the SEC on January 28, 2009.

(a)(13)

Amendments to Registrant’s Restated Agreement and Declaration of Trust are herein incorporated by reference to Exhibit (1)(m) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 (File No. 333-177598) filed with the SEC on November 30, 2011.

(b)(1)

Registrant’s Bylaws, as amended, are herein incorporated by reference to Exhibit (4) of Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A (File No. 002-52242) filed with the SEC on November 30, 1998.

(b)(2)

Amendment to Bylaws adopted on January 10, 1984 is herein incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A (File No. 002-52242) filed with the SEC on November 30, 1998.

(c)

Instruments Defining the Rights of Security Holders are herein incorporated by reference to Exhibit (c) of Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-52242 and 811-02538) filed with the SEC on February 1, 2007.

(d)(1)

Investment Advisory Agreement between Touchstone Advisors, Inc. and Touchstone Investment Trust dated as of May 1, 2000 and amended December 31, 2002 is herein incorporated by reference to Exhibit (d)(i) of Post-Effective Amendment No. 89 to Registrant’s Registration Statement on Form N-1A (File No. 002-52242) filed with the SEC on December 3, 2004.

(d)(2)

Sub-Advisory Agreement between Fort Washington Investment Advisors, Inc. and Touchstone Advisors, Inc. for the Money Market Fund is herein incorporated by reference to Exhibit (d)(iii) of Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A (File No. 002-52242) filed with the SEC on January 30, 2004.

(d)(3)

Sub-Advisory Agreement between Fort Washington Investment Advisors, Inc. and Touchstone Advisors, Inc. for the High Yield Fund is herein incorporated by reference to Exhibit (d)(v) of Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A (File No. 002-52242) filed with the SEC on January 30, 2004.

(d)(4)

Sub-Advisory Agreement between Fort Washington Investment Advisors, Inc. and Touchstone Advisors, Inc. for the Core Bond Fund is herein incorporated by reference to Exhibit (d)(vi) of Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A (File No. 002-52242) filed with the SEC on January 30, 2004.

(d)(5)	Sub-Advisory Agreement between Fort Washington Investment Advisors, Inc. and Touchstone Advisors, Inc. for the Institutional Money Market Fund (formerly the Touchstone Institutional

2

Government Income Fund) is herein incorporated by reference to Exhibit (d)(vi) of Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A (File No. 002-52242) filed with the SEC on February 1, 2001.

(e)(1)

Distribution Agreement with Touchstone Securities, Inc. is herein incorporated by reference to Exhibit (e)(i) of Post-Effective Amendment No. 91 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-52242 and 811-02538) filed with the SEC on February 1, 2006.

(e)(2)

Form of Underwriter’s Dealer Agreement is herein incorporated by reference to Exhibit (e)(ii) of Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-52242 and 811-02538) filed with the SEC on February 1, 2007.

(f)

Touchstone Trustee Deferred Compensation Plan is herein incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 97 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-52242 and 811- 02538) filed with the SEC on January 28, 2010.

(g)(1)(i)

Custodian Agreement with Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 95 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-52242 and 811- 02538) filed with the SEC on January 28, 2009.

(g)(1)(ii)	Amended Schedule of Global Services & Charges to the Custodian Agreement dated February 1, 2013 between the Trust and Brown Brothers Harriman & Co. is filed herewith.

(g)(2)

Custody Fee Offset Agreement with Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(4) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-52242 and 811-02538) filed with the SEC on February 1, 2008.

(h)(1)

Administration Agreement with Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 95 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-52242 and 811- 02538) filed with the SEC on January 28, 2009.

(h)(2)(a)

Sub-Administration and Accounting Services Agreement between Touchstone Advisors, Inc. and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) dated November 5, 2011, is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 102 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-52242 and 811-02538) filed with the SEC on January 30, 2012.

(h)(2)(b)	Amended and Restated Exhibit A dated September 30, 2013 to the Sub-Administration and Accounting Services Agreement dated November 5, 2011 is filed herewith.

(h)(3)(a)

Transfer Agency Agreement between the Trust and BNY Mellon dated December 5, 2011, is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 102 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-52242 and 811-02538) filed with the SEC on January 30, 2012.

(h)(3)(b)

Amendment to the Transfer Agency Agreement and Shareholder Services Agreement dated April 16, 2012 between the Registrant and BNY Mellon is herein incorporated by reference to Exhibit (13)(e) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-14 (File No. 333-177598) filed with the SEC on April 25, 2012.

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(h)(3)(c)	Amended Schedule B dated September 30, 2013 to the Transfer Agency and Shareholder Services Agreement dated December 5, 2011 with BNY Mellon is filed herewith.

(h)(4)(a)

State Filing Services Agreement between the Registrant and BNY Mellon dated December 5, 2011 is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 102 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-52242 and 811-02538), filed with the SEC on January 30, 2012.

(h)(4)(b)	Amended Schedule A dated September 30, 2013 to the State Filing Services Agreement dated December 5, 2011 is filed herewith.

(h)(5)

Form of Trust Networking Agreement is herein incorporated by reference to Exhibit (h)(iii)(e) of Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-52242 and 811-02538) filed with the SEC on February 1, 2007.

(h)(6)

Fidelity Bond Allocation Agreement dated April 1, 2011 is herein incorporated by reference to Exhibit (13)(i) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-14 (File No. 333-177598) filed with the SEC on April 25, 2012.

(h)(7)(a)

Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant effective as of January 25, 2013 is herein incorporated by reference to Exhibit (h)(7)(a) of Post-Effective Amendment No. 104 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-52242 and 811-02538) filed with the SEC on January 28, 2013.

(h)(7)(b)	Schedule A dated January 29, 2014 to the Expense Limitation Agreement between Touchstone Advisors, Inc. and the Registrant is filed herewith.

(h)(8)	Form of Securities Lending Agency Agreement between the Registrant and Brown Brothers Harriman & Co. dated February 1, 2013 is filed herewith.

(i)	Not Applicable.

(j)	Consent of Independent Public Accountants is filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)(1)

Registrant’s Plans of Distribution Pursuant to Rule 12b-1 for Class A and Class C Shares are herein incorporated by reference to Exhibit (m)(i) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A (File No. 002-52242) filed with the SEC on December 3, 1999.

(m)(2)

Registrant’s Plan of Distribution Pursuant to Rule 12b-1 for Class S Shares is herein incorporated by reference to Exhibit (m)(iv) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A (File No. 002-52242) filed with the SEC on December 31, 2002.

(n)(1)

Amended and Restated Rule 18f-3 Plan is herein incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 104 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-52242 and 811-02538) filed with the SEC on January 28, 2013.

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(n)(2)	Amended Schedule A dated August 26, 2013 to the Amended and Restated Rule 18f-3 Plan is filed herewith.

(o)	Not Applicable.

(p)(1)

Code of Ethics for the Registrant, Touchstone Advisors, Inc. and Touchstone Securities, Inc. is herein incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 104 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-52242 and 811-02538) filed with the SEC on January 28, 2013.

(p)(2)

Code of Ethics for Fort Washington Investment Advisors, Inc. is herein incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 97 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-52242 and 811- 02538) filed with the SEC on January 28, 2010.

(q)	Power of Attorney is filed herewith.

Item 29.

Not Applicable.

Item 30. Indemnification:

(a)         Article VI of the Registrant’s Restated Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 6.4 Indemnification of Trustees, Officers, etc.

The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, and including persons who served as directors or officers of Midwest Income Investment Company) (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (“disabling conduct”). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither “interested persons” of the Company as defined in the Investment Company Act of 1940 nor parties to the proceeding (“disinterested, non-party Trustees”), or (b) an independent legal counsel in a written opinion.

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Section 6.5 Advances of Expenses.

The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Section 6.6 Indemnification Not Exclusive, etc.

The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Trust” shall include Midwest Income Investment Company, “Covered Person” shall include such person’s heirs, executors and administrators, an “interested Covered Person” is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a “disinterested” person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

(b)         The Registrant maintains a mutual fund advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its trustees and officers, Touchstone Advisors, Inc., in its capacity as investment advisor and Fort Washington Investment Advisors, Inc., in its capacity as sub-advisor and Touchstone Securities, Inc., in its capacity as principal underwriter. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

The Advisory Agreement provides that the Advisor and any of its affiliates, directors, officers and employees shall not be liable for any act or omission in the course of rendering services to the Registrant or for any losses sustained in the purchase, holding or sale of any security, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor in the performance of its duties under the Agreement. Registrant will advance attorneys’ fees or other expenses incurred by the Advisor in defending a proceeding, upon the undertaking by or on behalf of the Advisor to repay the advance unless it is ultimately determined that the Advisor is entitled to indemnification.

The Sub-Advisory Agreements provide that the Sub-Advisor and any of its affiliates, directors, officers and employees shall not be subject to liability to the Adviser, the Registrant, or to any shareholder for any act or omission in the course of, or connected with, rendering services hereunder or for any loss in the purchase, holding or sale of any security, except a loss resulting from willful misfeasance, bad faith, gross negligence or the reckless disregard of the obligations and duties of the Sub-Advisor.

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Item 31. Business and Other Connections of The Investment Adviser:

A. TOUCHSTONE ADVISORS, INC. (the “Advisor”) is a registered investment adviser that provides investment advisory services to the Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust (the “Touchstone Fund Complex”).

The following list sets forth the business and other connections of the directors and executive officers of the Advisor. Unless otherwise noted, the address of the corporations listed below is 303 Broadway, Cincinnati, Ohio 45202.

*The address is 400 Broadway, Cincinnati, Ohio 45202.

(1) Jill T. McGruder — CEO and Director Touchstone Advisors, Inc.

(a) President and Chief Executive Officer - IFS Financial Services, Inc.

(b) President and Chief Executive Officer - Integrity Life Insurance Co.

(c) President and Chief Executive Officer - National Integrity Life Insurance Co.

(d) Director, President and Chief Executive Officer - Cincinnati Analysts, Inc.

(e) President - Touchstone Fund Complex

(f) Senior Vice President - Western & Southern Financial Group*

(g) Senior Vice President - W&S Brokerage Services, Inc.*

(h) Director — Western & Southern Financial Group*, Cincinnati Analysts, Inc., IFS Financial Services, Inc., Integrity Life Insurance Co., National Integrity Life Insurance Company, Touchstone Securities, Inc., Western & Southern Financial Group Distributors, Inc.*, W&S Brokerage Services, Inc.*, LaRosa’s, Inc. (2334 Boudinot Avenue Cincinnati, OH 45238)

(2) Donald J. Wuebbling — Director - Touchstone Advisors, Inc.

(a) Director - AM Concepts, Inc.*, Touchstone Securities, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc.*, Eagle Realty Investments, Inc.*, Insurance Profillment Solutions, LLC*, Cincinnati Analysts, Inc., Integrity Life Insurance Company,* National Integrity Life Insurance Company,* WestAd Inc.*, Eagle Realty Group, LLC*, IFS Financial Services, Inc., Western & Southern Agency Services, Inc.*, Fort Washington Investment Advisors, Inc., W&S Brokerage Services, Inc.*, Columbus Insurance Company*, IIS Broadway*

(3) James J. Vance - Vice President and Treasurer - Touchstone Advisors, Inc.

(a) Vice President and Treasurer - Western & Southern Life Insurance Company*, Fort Washington Investment Advisors, Inc., IFS Financial Services, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc.*, Touchstone Securities, Inc., Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, Integrity Life Insurance Company, National Integrity Life Insurance Company, WestAd Inc.*, AM Concepts, Inc.*

(b) Treasurer - W&S Brokerage Services, Inc.*, Fort Washington Capital Partners, LLC, Insurance Profillment Solutions*, Tristate Ventures, LLC*

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(4) Terrie A. Wiedenheft — Chief Financial Officer and Chief Operations Officer - Touchstone Advisors, Inc.

(a) Senior Vice President, Chief Financial Officer and Chief Operations Officer - IFS Financial Services, Inc.

(b) Senior Vice President and Chief Financial Officer - W&S Brokerage Services, Inc.* and Touchstone Securities, Inc.

(c) Chief Financial Officer - Cincinnati Analysts, Inc.

(d) Senior Vice President Fort Washington Investment Advisors, Inc.

(e) Treasurer and Controller - Touchstone Fund Complex

(5) James N. Clark — Director - Touchstone Advisors, Inc.

(a) Vice President, Director and Secretary - Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, Western & Southern Life Assurance Company*, Western-Southern Life Assurance Company.*

(b) Director and Secretary - WestAd, Inc.*

(c) Director - Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, IFS Agency Services, Inc., Touchstone Securities, Inc., W&S Financial Group Distributors, Inc.*, Cincinnati Analysts, Inc., AM Concepts*, IFS Financial Services, Western & Southern Agency Services, Inc.*, Lafayette Life Insurance Company*, Western & Southern Agency Services, Inc.

(6) Rhonda S. Malone - Secretary - Touchstone Advisors, Inc.

(a) Secretary - Touchstone Securities, Inc., W&S Brokerage Services, Inc.*, W&S Financial Group Distributors, Inc.*, IFS Agency Services Inc.

(b) Counsel — Securities - Western & Southern Financial Group, Inc.*

(7) Steven M. Graziano — President - Touchstone Advisors, Inc.

(a) Vice President - Touchstone Fund Complex

(b) President — Touchstone Securities, Inc.

(8) Timothy S. Stearns — Chief Compliance Officer - Touchstone Advisors, Inc.

(a) Touchstone Securities, Inc.

(b) W&S Brokerage Services, Inc.*

(9) Timothy D. Paulin — Senior Vice President, Investment Research and Product Management — Touchstone Advisors, Inc.

(a) Vice President - Touchstone Fund Complex

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B.   FORT WASHINGTON INVESTMENT ADVISORS, INC. (“Fort Washington”) is a registered investment adviser that provides sub-advisory services to the Funds. Fort Washington serves as the Sub-Advisor to Touchstone Investment Trust and certain series of Touchstone Strategic Trust, Touchstone Funds Group Trust and Touchstone Variable Series Trust. Fort Washington also provides investment advice to institutional and individual clients.  The address of Fort Washington is 303 Broadway, Cincinnati, OH  45202.

The following list sets forth the business and other connections of the directors and executive officers of Ft. Washington.

*The address is 400 Broadway, Cincinnati, Ohio 45202.

(1)   Maribeth S. Rahe, President & Chief Executive Officer and Director

(a)   Board Member, Executive/Foundation Committee of Cincinnati USA Regional Chamber; Leadership Development, Cincinnati USA Regional Chamber of Commerce; Life Trustee, New York Landmarks Conservancy; Life Trustee, Rush-Presbyterian-St. Luke’s Medical Center; Board Member, Consolidated Communications Illinois Holdings Inc.; Chair, Audit Committee, Consolidated Communications Illinois Holdings, Inc.; Member, Nominating/Governance and Compensation Committees, Consolidated Communications Illinois Holdings, Inc.; Vice Chairman, Executive/Finance Committee, Cincinnati Arts Association; Advisory Board, Sisters of Notre Dame de Namur; Advisory Board, Williams College of Business, Xavier University; Advisory Board, CincyTech USA; Member, Partner-In-Action; Investment Committee, United Way of Cincinnati; Board Member, First Financial Bank; Member, Audit/Trust/M&A Committees, First Financial Bank; Executive Committee, Commonwealth Club

(b)   President & CEO of Tristate Ventures, LLC*

(c)   President, Buckeye Venture Partners, LLC

(d)   Director, Eagle Realty Group, Eagle Realty Investments

(e)   President, W&S Investment Holdings, LLC

(f)    Manager, President & CEO, Peppertree Partners, LLC

(g)   Director, Chairman of the Board - Cincinnati Analysts, Inc.

(h)   President & CEO of Fort Washington Capital Partners, LLC

(2)   Nicholas P. Sargen, Chief Investment Officer and Director

(a)   Senior Vice President & Chief Investment Officer, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Columbus Life Insurance Company, Integrity Life Insurance Company,  National Integrity Life Insurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company, Lafayette Life Insurance Company

(b)   Chief Investment Officer

1.     Tristate Ventures, LLC*

2.     Peppertree Partners, LLC

3.     Buckeye Venture Partners, LLC

4.     Fort Washington Capital Partners, LLC

5.     W&S Investment Holdings, LLC

(c)   Board of Trustees & Treasurer, Good Samaritan Hospital Foundation

(d)   Advisory Board, Xavier Department of Economics

(3)   John F. Barrett, Chairman and Director

9

(a)   Chairman of Board & CEO, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company

(b)   Director & Chairman, Columbus Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company; Lafayette Life Insurance Company

(c)   Director, Eagle Realty Group, Eagle Realty Investments

(d)   Director, Chairman, President & CEO, WestAd, Inc.

(e)   President & Trustee, Western & Southern Financial Fund

(f)    Board Member, Convergys Corp, Cintas Corporation

(g)   Director, American Council of Life Insurers; Director, Financial Services Roundtable; Board Member, Americans for the Arts; Member & Executive Committee, Cincinnati Center City Development Corporation; Board of Governors, Cincinnati USA Partnership for Economic Development; Member, Cincinnati Business Committee; Co-Chairman, Greater Cincinnati Scholarship Association; Member, Cincinnati Equity Fund; Honorary Trustee, Sigma Alpha Epsilon Foundation; Chairman, Medical Center Fund, UC; Advisory Board, Barrett Cancer Center; Vice Chairman, UC Foundation Capital Campaign; Honorary Chairman, UC Presidential Bicentennial Commission

(4)   Brendan M. White, Managing Director & Sr. Portfolio Manager

(5)   James A. Markley, Managing Director

(a)   Trustee & Board Member, Corbett Foundation

(6)   Roger M. Lanham, Managing Director

(7)   John J. O’Connor, Managing Director

(a)   Board of Directors, Friars Club Foundation, SC Ministry Foundation

(b)   Investment Committee, Province of St. John the Baptist

(8)   Timothy J. Policinksi, Managing Director & Sr. Portfolio Manager

(9)   Michele Hawkins, Chief Compliance Officer & Managing Director

(a)   Advisory Board Member, Xavier University Cintas Institute for Business Ethics & Social Responsibility

(b)   Chief Compliance Officer, Peppertree Partners, LLC

(10) Margaret C. Bell, Managing Director

(11) Robert L. Walker, Director

10

(a)   Director, Eagle Realty Group, Eagle Realty Investments, Integrity Life Insurance Company, National Integrity Life Insurance Company, Lafayette Life Insurance Company, Columbus Life Insurance Company, Insurance Profillment Solutions, LLC, Western & Southern Agency, Inc.

(b)   Board Member, Computer Services, Inc.; Board Member & Chairman, Tri-Health

(c)   Sr. Vice President & Chief Financial Officer, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, W&S Financial Group, Inc., W&S Mutual Holding Company

(d)   Board of Trustees, Bethesda, Inc.

(12) Richard R. Jandrain III, Managing Director & Sr. Portfolio Manager

(13) Terrie A. Wiedenheft, Sr. Vice President & Chief Financial Officer — See biography above

(14) James J. Vance, Vice President & Treasurer — See biography above

(15) Stephen A. Baker, Managing Director

(a)   Board of Trustees, Walnut Hills High School Alumni Foundation, CH Mack, Inc.

(b)   Manager, Peppertree Partners, LLC

(16) John P. Bessone, Vice President

(a)   Board Member, Lumidign, Inc., Earthstone International

(17) Paul D. Cohn, Managing Director

(18) Rance G. Duke, Vice President & Sr. Portfolio Manager

(a)   Board Member & Chairman, Spring Grove Cemetery

(b)   Treasurer, Bethesda Foundation

(c)   Investment Committee, YMCA of Greater Cincinnati, Bethesda, Inc.

(d)   Member, United Way, Red Cross Partnership Committee

(19) Thomas L. Finn, Vice President & Sr. Portfolio Manager

(a)   Board Member, Cincinnati Foundation for the Aged, Beechwood Foundation.

(b)   Investment Committee, YMCA

(20) Mark A. Frietch, Managing Director

(21) John J. Goetz, Vice President & Sr. Portfolio Manager

(a)   Investment Company Institute — MMFunds Advisory Committee

(22) Daniel J. Kapusta, Vice President & Sr. Portfolio Manager

(23) Bihag N. Patel, Vice President & Sr. Portfolio Manager

11

(24) David K. Robinson, Vice President & Sr. Portfolio Manager

(25) Charles A. Ulbricht, Vice President & Sr. Portfolio Manager

a.     AVP Investments, Lafayette Life Foundation

(26) Scott D. Weston, Vice President & Sr. Portfolio Manager

(a)   Financial Advisory Board & Foundation Board Member, Mariemont School District

(27) Martin W. Flesher, Vice President

(28) Jeffrey D.  Meek, Vice President & Senior Financial Officer

i.      Treasurer, Peppertree Partners, LLC

(29) Jonathan D. Niemeyer, Sr. Vice President & General Counsel

(a)   Board of Directors, The Pro Foundation Inc., Board of Advisors, David Pollack’s Empower Foundation

(b)   Sr. Vice President & General Counsel, Columbus Life Insurance Company, Lafayette Life Insurance Company, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company

(c)   Assistant Secretary, Peppertree Partners, LLC

(d)   Secretary, W&S Investment Holdings, LLC

(e)   Director, Insurance Profillment Solutions, LLC

(f)    Board Member, Association of Life Insurance Counsel

(30) James E. Wilhelm, Vice President & Sr. Portfolio Manager

(a)   Board Member, Xavier Student Investment Fund

(31) Donald J.  Wuebbling, Director

(a)   Secretary & Counsel, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Co., Columbus Life Insurance Company, Lafayette Life Insurance Company

(b)   Director, Touchstone Advisors, Inc., Touchstone Securities, Inc., W&S Financial Group Distributors, Inc., IFS Financial Services, Inc., IFS Holdings, Inc., Integrity Life Insurance Company, Western & Southern Brokerage Services, Inc., Eagle Realty Group, Eagle Realty Investments, Integrity Life Insurance Company, National Integrity Life Insurance Company, WestAd, Inc., Western & Southern Brokerage Services, Inc. Western & Southern Agency, Inc.

(32) William G. Creviston, Vice President & Sr. Portfolio Manager

12

(33) Douglas E. Kelsey, Vice President & Sr. Portfolio Manager

(34) Jeremiah R. Moore, Vice President

(35) Barry D. Pavlo, Vice President

(36) William T. Sena Jr., Vice President & Sr. Portfolio Manager

(37) P. Gregory Williams, Vice President

(38) Eric J. Walzer, Vice President

(39) William T. Sena Sr., Managing Director

(40) Joseph B. Michael, Managing Director

a.     Vice President, Peppertree Partners, LLC

(41) Timothy J.  Jossart, Assistant Vice President & Assistant Portfolio Manager

(42) Alexander S. Fischer, Vice President

(43) Daniel J.  Carter, Assistant Vice President & Sr. Portfolio Manager

(44) S. Zulfi Ali, Vice President & Sr. Portfolio Manager

(45) Joseph A. Woods, Vice President & Sr. Investment Manager

(46) Richard A. Krawczeski, Vice President of Financial Planning

(47) William H. Bunn, Vice President & Senior Credit Analyst

(48) Kevin M. Bass, Assistant Vice President & Senior Equity Research Manager

(49) Bernard M. Casey, Assistant Vice President & Senior Credit Analyst

(50) Joe Don Cole, Assistant Vice President

(51) Connie L. Krebs, Assistant Vice President and Director of Relationship   Management/Client Service

(52) Anthony L. Longi, Assistant Vice President & Senior Credit Analyst

(53) Michael R. Maeder, Assistant Vice President and Senior Investment Manager

(54) Kenneth J. Ryan, Assistant Vice President

(55) James K. Seagraves, Assistant Vice President

(56) David W. Walters, Assistant Vice President

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(57) Chris C. Zehetmaier, Assistant Vice President, Marketing

(58) Kathleen A. Cornelius, Assistant Treasurer

(59) Douglas B. Perry, Assistant Treasurer

(60) Timothy D. Speed, Assistant Treasurer

(61) Cheryl J. Stotts, Assistant Treasurer

Item 32. Principal Underwriters:

(a)  Touchstone Securities, Inc. acts as underwriter for the Touchstone Fund Complex.

(b)     Unless otherwise noted, the address of the persons named below is 303 Broadway, Cincinnati, Ohio 45202.

*The address is 400 Broadway, Cincinnati, Ohio 45202.

	POSITION WITH	POSITION WITH
NAME	UNDERWRITER	REGISTRANT
Steven M. Graziano	President	Vice President
Jill T. McGruder	Director & CEO	Trustee/President
James N. Clark*	Director	None
Donald J. Wuebbling*	Director	None
Patricia J. Wilson	Vice President	None
James J. Vance*	Vice President and Treasurer	None
Terrie A. Wiedenheft	Chief Financial Officer	Controller/Treasurer
Timothy S. Stearns	Chief Compliance Officer	Chief Compliance Officer
Rhonda Malone*	Secretary	None
Sharon L. Karp	Vice President	None
Kathleen A. Cornelius	Assistant Treasurer	None
Douglas B. Perry	Assistant Treasurer	None
Timothy D. Speed	Assistant Treasurer	None
Cheryl J. Stotts	Assistant Treasurer	None

(c)     None

Item 33. Location of Accounts and Records:

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at 303 Broadway, Cincinnati, Ohio, 45202 and by BNY Mellon Investment Servicing (US) Inc. at the addresses listed below.

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

BNY Mellon Investment Servicing (US) Inc.

201 Washington Street, 34th Floor

Boston, MA 02108

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Item 34. Management Services:

None.

Item 35. Undertakings:

(a)         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Massachusetts law and the Agreement and Declaration of Trust of the Registrant or the Bylaws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(b)         Within five business days after receipt of a written application by shareholders holding in the aggregate at least 1% of the shares then outstanding or shares then having a net asset value of $25,000, whichever is less, each of whom shall have been a shareholder for at least six months prior to the date of application (hereinafter the “Petitioning Shareholders”), requesting to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon removal of any Trustee of the Registrant, which application shall be accompanied by a form of communication and request which such Petitioning Shareholders wish to transmit, Registrant will:

(i) provide such Petitioning Shareholders with access to a list of the names and addresses of all shareholders of the Registrant; or

(ii) inform such Petitioning  Shareholders of the approximate number of shareholders and the estimated costs of mailing such communication, and to undertake such mailing promptly after tender by such Petitioning Shareholders to the Registrant of the material to be mailed and the reasonable expenses of such mailing.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 106 to its Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 106 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio, on the 27th day of January 2014.

Touchstone Investment Trust
By:	/s/ Jill T. McGruder
Jill T. McGruder
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 106   to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacity on the date(s) indicated.

*	Trustee	January 27, 2014
Phillip R. Cox

*	Trustee	January 27, 2014
William C. Gale

*	Trustee	January 27, 2014
Susan J. Hickenlooper

*	Trustee	January 27, 2014
Kevin A. Robie

*	Trustee	January 27, 2014
Edward J. VonderBrink

/s/ Jill T. McGruder	Trustee and President	January 27, 2014
Jill T. McGruder

/s/ Terrie A. Wiedenheft	Controller, Treasurer and Principal Financial Officer	January 27, 2014
Terrie A. Wiedenheft

*By:	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft
(Attorney-in-Fact Pursuant to Power of Attorney)

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EXHIBIT INDEX

28(g)(1)(ii)	Amended Schedule of Global Services & Charges to the Custody Agreement.

28(h)(2)(b)	Amended Exhibit A dated September 30, 2013 to the Sub-Administration and Accounting Services Agreement.

28(h)(3)(c)	Amended Schedule B dated September 30, 2013 to the Transfer Agency and Shareholder Services Agreement.

28(h)(4)(b)	Amended Schedule A dated September 30, 2013 to the State Filing Services Agreement.

28(h)(7)(b)	Schedule A to the Expense Limitation Agreement.

28(h)(8)	Form of Securities Lending Agency Agreement between the Registrant and Brown Brothers Harriman & Co.

28(j)	Consent of Independent Public Accountants.

28(n)(2)	Amended Schedule A dated August 26, 2013 to the Amended and Restated Rule 18f-3 Plan.

28(q)	Power of Attorney.

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